UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06637

The UBS Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 312-525 7100

Date of fiscal year end: June 30

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders

The UBS Funds

Semiannual Report | December 31, 2020

President's letter

February 12, 2021

Dear Shareholder,

I write to you about the end of a year that will frankly go down in history on almost every level. The unabated spread of COVID-19 morphed into a global pandemic which had an unprecedented impact on human lives, global economies and financial markets. In the US, the contraction was the sharpest since the Great Depression, but it was also the shortest.

And that said, we ended the year in a very different place than where we were in the first half of 2020. Highly effective vaccines began to be successfully rolled out and that effort will only accelerate in the new year, hopefully leading to herd immunity and a return to normalcy sooner rather than later.

Major political events that were weighing on investors' minds and creating volatility were resolved, with the UK and European Union reaching a trade deal and a new president elected in the US.

After the massive sell-off in March and a sharp global economic contraction, markets have rebounded and despite the continued spread of COVID-19, additional outbreaks and further lockdowns around the world, with the distribution of vaccinations proceeding the global economy appears to be on a path toward healing.

Central banks globally have continued to support economies and markets with extremely easy monetary policy leading to very low interest rates and in some markets negative interest rates. This trend of lower yields we anticipate will persist for some time.

Ongoing economic stimulus, including a $900 billon second package in the US in December that provided another wave of checks to consumers, continues to support economic growth. US Gross Domestic Product ("GDP") expanded at an annualized pace of 33.4% in 3Q20, almost twice the previous record high. Europe enjoyed a stronger-than-expected rebound in 3Q20 before the pandemic began to weigh on economic activity once again.

Economic activity across emerging markets continued to improve through Q4, supported by accommodative monetary policy, a benign US election result alleviating political risk premia, easing financial conditions, and positive vaccine developments signalling an eventual end to COVID-19 induced disruption. China's economy continued its exceptional pace of recovery, with economic activity led by manufacturing and export demand surpassing pre-COVID-19 levels.

In the second half of the year, global equity markets continued to set all-time highs, with the S&P 500 having risen over 70% from the lows after the pandemic first struck and with the world equity markets (measured by MSCI All Country World Index) returning 16.25% during 2020. Emerging market equities (measured by the MSCI Emerging Markets NR USD Index) closed the year up 19.78%, with the weak US dollar partially contributing to the gains. Global bonds, measured by the Bloomberg Barclays US Aggregate Bond TR USD Index, advanced on the year up 7.51%.

With the potential for continued volatility ahead, the timeless challenge of building a genuinely diversified portfolio capable of delivering growth and downside protection takes on an added degree of difficulty given the low starting point for sovereign bond yields across advanced economies.

We believe that there are many diverse and compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the potential to deliver better investment outcomes for our clients.

President's letter

As always, we thank you for being a part of the UBS family of funds.

Sincerely,

Igor Lasun
President
The UBS Funds
Executive Director
UBS Asset Management (Americas) Inc.

The markets in review

A global recession and a bounce back

The COVID-19 pandemic drove the global economy during the reporting period, as governments around the world instituted lockdowns in an attempt to stem the spread of the virus. In the US, the full impact of the pandemic was felt in the second quarter, as gross domestic product ("GDP") declined by 31.4% as compared with the previous quarter—the steepest decline on record. With large portions of the economy reopening, third quarter GDP growth was 33.4%, the largest increase on record. Finally, the Commerce Department's initial estimate for fourth quarter annualized GDP growth—released after the reporting period ended—was 4.0%.

Amid the fallout from COVID-19, the US Federal Reserve Board (the "Fed") took a number of aggressive actions to support the economy and maintain the proper functioning of the financial markets. Looking back, the Fed lowered interest rates twice in March 2020, to a range between 0.00% and 0.25%. Later in the month, the Fed announced it would make unlimited purchases of Treasury and mortgage securities. The Fed also expanded its credit facilities to include the purchase of individual corporate bonds. Finally, at its meeting in September, Fed officials projected that rates could stay anchored near zero through 2023. Central banks outside the US, including the European Central Bank, the Bank of England and the Bank of Japan, also maintained highly accommodative monetary policies during the reporting period.

From a global perspective, in its October 2020 World Economic Outlook Update, the International Monetary Fund ("IMF") said, "The global economy is climbing out from the depths to which it had plummeted during the Great Lockdown in April. But with the COVID-19 pandemic continuing to spread, many countries have slowed reopening and some are reinstating partial lockdowns to protect susceptible populations. While recovery in China has been faster than expected, the global economy's long ascent back to pre-pandemic levels of activity remains prone to setbacks." From a regional perspective, the IMF projected the US economy would contract 4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, UK and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Global equities post robust results

Despite the initial impact from the pandemic and a surge in new virus cases late in the reporting period, the global equity market produced outstanding results during the six-months ended December 31, 2020. US stocks initially moved higher, but then experienced a setback in September and October, partially driven by uncertainties surrounding the November presidential election. A similar dynamic also played out in stock markets overseas. However, global equities then sharply rallied over the last two months of the year. This turnaround occurred given the aggressive actions by global central banks, and, late in the period, news of several effective COVID-19 vaccines, the resolution of the US election and the long-awaited Brexit agreement. For the six-months ended December 31, 2020, the S&P 500 Index1 gained 22.16% and ended the year at an all-time high. Outside the US, international developed equities, as measured by the MSCI EAFE Index (net),2 returned 21.61% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),3 gained 31.14%.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Riskier fixed income securities outperform

After posting strong results over the first half of the year, the overall global fixed income market generated more modest returns over the six months ended December 31, 2020. In the US, long-term Treasury yields moved higher (bond yields and prices move in the opposite direction). For the six month reporting period as a whole, the yield on the US 10-year Treasury rose from 0.66% to 0.93%. Government bond yields outside the US were mixed over the period. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,4 returned 1.29% during the six-months ended December 31, 2020. Investors who took on more risk were rewarded with much stronger returns. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,5 returned 11.45%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 gained 7.89% during the reporting period.

4  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2020, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 9.87% (Class A shares returned 3.79% after the deduction of the maximum sales charge), while Class P shares returned 9.95%. For purposes of comparison, the ICE BofA US Treasury 1-5 Year Index retuned 0.14% during the same time period, the MSCI World Index (net) returned 23.00%, and the FTSE One-Month US Treasury Bill Index returned 0.05%. (Class P shares have lower expenses than the other share class of the Fund.)

Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on performance. Derivatives were just one tool, among others, that we used to implement our market allocation strategy.

The revised structure of the Fund during the reporting period—in particular having a strategic allocation to equities—was beneficial, as they continued to rebound. The last six months of 2020 where divided in two very distinct parts. The beginning of this period was characterized by a macroeconomic environment which had anticipated an economic recovery, but then was disappointed by the resurgence of the pandemic. The second part of the period, essentially the fourth quarter, was dominated by positive news on vaccines and the anticipation of a stronger fiscal stimulus as a consequence of an increasingly probable change in government administration. These last effects lead to outperformance of cyclical themes in the portfolio, and value as an investment style staged a strong recovery. The Fund very much benefited from these trends. Furthermore, allocations to investment-grade and high-yield corporate bonds contributed to the Fund's absolute performance. Additionally, both market allocation decisions and active currency allocation decisions contributed to performance. This was especially the case in the fourth quarter, all "three layers of DAS" contributed to results.

Portfolio performance summary1

What worked:

•  Overall, the portfolio's strategic allocations to equities and bonds contributed to performance.

  – Our strategic allocation to global equities proved successful over the reporting period, as the asset class recovered from the COVID-19 induced selloff and delivered positive returns.

  – Strategic exposure to fixed income was also additive for results, despite the increase in US rates. In particular, an allocation to high-yield corporate bonds was positive, due to narrowing credit spreads

•  Overall, market allocation decisions were additive for results.

  – The portfolio entered the reporting period with a cautious stance on equities. However, after our sentiment model signaled a positive environment for risky assets, which we were able to confirm qualitatively as described above, we increased exposure to equities and cyclicality in the Fund's relative trades.

  – Within equities, performance was positively impacted by equity relative value trades, including a preference for emerging market equities versus developed market equities. This contributed to performance, as the more cyclical exposure to semiconductor and hardware stocks in the emerging markets outperformed developed market stocks. Elsewhere, a long value versus world equities position contributed to results, as momentum turned in favor towards value and international stocks. Lastly, a long Stoxx600 Banks vs Eurostoxx50 position contributed to returns, as deep value sectors, such as banks, benefited from positive vaccine announcements.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Dynamic Alpha Fund

•  Overall, active currency positions contributed to results.

  – Most notably, long positions in the Colombian peso, Mexican peso, Chilean peso, and Brazilian real versus the US dollar were beneficial due to favorable global growth, commodity price developments and US dollar depreciation.

  – Additionally, the more cyclical European currencies, such as the Norwegian krone and Swedish krona, performed well in this environment.

What didn't work:

•  Certain market allocation decisions detracted from results.

  – Most notably within equities, performance was negatively impacted by a long emerging market small-cap versus US small-cap relative value trade. This was closed when the relative growth dynamics between the US and the Eurozone started to revert. Another small detractor from performance was a long UK versus EuroStoxx50 position. We were early in anticipating the full pricing of Brexit uncertainties, but continue to believe in the trade as valuation, relative growth and—we feel—excessive investment pessimism on the UK economy should revert.

  – Within fixed income, a long US two-year Treasury versus US 10-year Treasury trade was flat as the yield curve remained largely stable as neither the Pfizer vaccine announcement nor the US election had a material impact on the trade.

•  Certain active currency positions detracted from performance.

  – Most notably, short positions in the New Zealand dollar, Australian dollar, and Canadian dollar versus the US dollar detracted from performance. Continued improvement in global growth and trade improvements led to underperformance against the US dollar. Nevertheless, these shorts are useful diversifiers from the otherwise overall short US dollar position.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2020. The views and opinions in the letter were current as of February 12, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/20 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	9.87%	4.95%	1.66%	2.15%
Class P2	9.95	5.15	1.88	2.41
After deducting maximum sales charge
Class A1	3.79%	(0.76)%	0.52%	1.57%
ICE BofA US Treasury 1-5 Year Index[3]	0.14	4.25	2.33	1.79
MSCI World Index (net)[4]	23.00	15.90	12.19	9.87
FTSE One-Month US Treasury Bill Index[5]	0.05	0.45	1.09	0.56

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2020 prospectuses were as follows: Class A—2.03% and 1.38%; Class P—1.78% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2021, do not exceed 1.35% for Class A shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The ICE BofA US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The FTSE One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Portfolio statistics—December 31, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
U.S. Treasury Bills, 0.099% due 05/20/21	13.7%
U.S. Treasury Bills, 0.077% due 07/15/21	3.4
Bundesobligation, 0.010% due 04/11/25	3.3
U.S. Treasury Notes, 0.250% due 05/31/25	3.2
U.S. Treasury Notes, 2.000% due 02/15/22	3.2
U.S. Treasury Notes, 1.875% due 07/31/22	3.0
New Zealand Government Bond, 3.000% due 09/20/30	2.2
Japan Government Ten Year Bond, 0.400% due 03/20/25	2.0
Ireland Government Bond, 1.000% due 05/15/26	1.8
Canadian Government Bond, 1.500% due 09/01/24	1.6
Total	37.4%

Top five issuer breakdown by country or territory
of origin

Percentage of net assets
United States	52.5%
France	4.7
United Kingdom	4.2
Japan	4.0
Germany	3.7
Total	69.1%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Dynamic Alpha Fund

Industry diversification—December 31, 2020 (unaudited)1,2

Corporate bonds	Percentage of net assets
Advertising	0.1%
Aerospace & defense	0.1
Agriculture	0.7
Airlines	0.2
Apparel	0.0 †
Auto manufacturers	1.4
Banks	9.1
Beverages	0.1
Biotechnology	0.2
Chemicals	1.3
Commercial services	0.1
Computers	0.2
Diversified financial services	0.1
Electric	2.8
Engineering & construction	0.6
Food	0.2
Gas	1.5
Insurance	2.8
Machinery-diversified	0.2
Media	0.9
Mining	0.1
Miscellaneous manufacturers	0.3
Oil & gas	1.4
Pharmaceuticals	1.6
Pipelines	0.7
Real estate	0.3
Real estate investment trusts	0.9
Retail	0.0 †
Semiconductors	0.2
Software	0.1
Telecommunications	0.3
Transportation	0.1
Water	1.2
Total corporate bonds	29.8%
Mortgage-backed securities	0.0 †
Non-U.S. government agency obligations	15.7
U.S. Treasury obligations	12.5
Exchange traded funds	6.8
Short-term investments	4.5
Short-term U.S. Treasury obligations	17.1
Investment of cash collateral from securities loaned	1.3
Total investments	87.7%
Other assets in excess of liabilities	12.3
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05%).

1  Figures represent the breakdown of direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds: 29.8%
Australia: 1.3%
APT Pipelines Ltd. 4.200%, due 03/23/25[2]		15,000	$16,544
Aurizon Network Pty Ltd., MTN 4.000%, due 06/21/24[2]	AUD	30,000	25,219
Ausgrid Finance Pty Ltd., MTN 3.750%, due 10/30/24[2]	AUD	30,000	25,393
Commonwealth Bank of Australia, EMTN (fixed, converts to FRN on 10/03/24), 1.936%, due 10/03/29[2]	EUR	100,000	127,731
Glencore Funding LLC 4.875%, due 03/12/29[3]		40,000	47,685
Origin Energy Finance Ltd. 5.450%, due 10/14/21[2]		45,000	46,577
Scentre Group Trust 1/Scentre Group Trust 2 2.375%, due 04/28/21[2]		45,000	45,170
Westpac Banking Corp. 2.000%, due 01/13/23[4]		30,000	31,051
(fixed, converts to FRN on 09/21/27), 5.000%, due 09/21/27[4,5]		80,000	84,503
			449,873
Belgium: 0.4%
Anheuser-Busch InBev Worldwide, Inc. 4.150%, due 01/23/25		25,000	28,466
RESA SA 1.000%, due 07/22/26[2]	EUR	100,000	126,419
			154,885
Bermuda: 0.1%
XLIT Ltd. 5.250%, due 12/15/43[4]		20,000	28,272
Canada: 0.6%
Canadian Natural Resources Ltd. 2.950%, due 01/15/23		35,000	36,606
3.850%, due 06/01/27[4]		35,000	39,257
Cenovus Energy, Inc. 4.250%, due 04/15/27[4]		35,000	38,207
Royal Bank of Canada 1.650%, due 07/15/21	CAD	85,000	67,264
Suncor Energy, Inc. 3.100%, due 05/15/25		15,000	16,427
TELUS Corp. 3.750%, due 01/17/25	CAD	15,000	12,995
			210,756
China: 0.7%
CNAC HK Finbridge Co. Ltd. 4.625%, due 03/14/23[2]		200,000	207,142
CNOOC Petroleum North America ULC 6.400%, due 05/15/37		35,000	48,070
			255,212
	Face amount[1]		Value
Corporate bonds—(continued)
Czech Republic: 0.4%
NET4GAS sro, EMTN 2.500%, due 07/28/21[2]	EUR	100,000	$123,682
France: 3.8%
AXA SA, EMTN (fixed, converts to FRN on 05/28/29), 3.250%, due 05/28/49[2]	EUR	100,000	142,639
BNP Paribas SA, EMTN 1.000%, due 04/17/24[2]	EUR	100,000	126,441
BPCE SA, EMTN 1.375%, due 03/23/26[2]	EUR	100,000	129,945
Credit Agricole SA, EMTN 1.375%, due 03/13/25[2]	EUR	100,000	128,992
Credit Logement SA 3 mo. Euribor + 1.150%, 0.607%, due 03/16/21[2,5,6]	EUR	100,000	109,132
Electricite de France SA (fixed, converts to FRN on 01/22/24), 5.625%, due 01/22/24[2,5]		100,000	107,500
SCOR SE (fixed, converts to FRN on 03/13/29), 5.250%, due 03/13/29[2,5]		200,000	211,250
TDF Infrastructure SASU 2.875%, due 10/19/22[2]	EUR	100,000	126,880
Terega SA 2.200%, due 08/05/25[2]	EUR	100,000	134,305
Unibail-Rodamco-Westfield SE (fixed, converts to FRN on 01/25/26), 2.875%, due 01/25/26[2,5]	EUR	100,000	115,904
			1,332,988
Germany: 0.4%
Volkswagen International Finance N.V., Series NC6, (fixed, converts to FRN on 06/27/24), 3.375%, due 06/27/24[2,5]	EUR	100,000	127,826
Guernsey: 0.4%
Globalworth Real Estate Investments Ltd., EMTN 3.000%, due 03/29/25[2]	EUR	100,000	128,867
Israel: 0.5%
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21		20,000	20,188
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[2]	EUR	100,000	112,964
Teva Pharmaceutical Finance Netherlands III BV 2.800%, due 07/21/23		40,000	39,400
			172,552

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Japan: 0.1%
Mitsubishi UFJ Financial Group, Inc. 2.665%, due 07/25/22		25,000	$25,865
Luxembourg: 0.3%
ADLER Group SA 1.500%, due 07/26/24[2]	EUR	100,000	119,844
Mexico: 0.9%
Mexico City Airport Trust 5.500%, due 07/31/47[2]		200,000	209,000
Petroleos Mexicanos, EMTN 3.750%, due 02/21/24[2]	EUR	100,000	123,660
			332,660
Netherlands: 0.4%
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.700%, due 05/01/25[3]		5,000	5,381
3.150%, due 05/01/27[3]		15,000	16,532
Volkswagen International Finance N.V. 1.125%, due 10/02/23[2]	EUR	100,000	126,006
			147,919
Poland: 0.4%
Tauron Polska Energia SA 2.375%, due 07/05/27[2]	EUR	100,000	127,243
Portugal: 0.4%
Galp Gas Natural Distribuicao SA, EMTN 1.375%, due 09/19/23[2]	EUR	100,000	126,277
Singapore: 0.6%
DBS Group Holdings Ltd., GMTN (fixed, converts to FRN on 09/07/21), 3.600%, due 09/07/21[2,5]		200,000	201,500
Spain: 2.0%
Banco Santander SA 3.250%, due 04/04/26[2]	EUR	100,000	138,785
Banco Santander SA, EMTN 4.000%, due 01/19/23[2]	AUD	200,000	162,283
Canal de Isabel II Gestion SA, EMTN 1.680%, due 02/26/25[2]	EUR	100,000	129,586
Iberdrola International BV, EMTN (fixed, converts to FRN on 03/26/24), 2.625%, due 03/26/24[2,5]	EUR	100,000	129,037
Redexis Gas Finance BV, EMTN 1.875%, due 04/27/27[2]	EUR	100,000	132,588
			692,279
Switzerland: 0.4%
Argentum Netherlands BV for Swiss Life AG (fixed, converts to FRN on 06/16/25), 4.375%, due 06/16/25[2,5]	EUR	100,000	138,505
	Face amount[1]		Value
Corporate bonds—(continued)
United Kingdom: 4.2%
Anglian Water Services Financing PLC, EMTN 4.500%, due 02/22/26[2]	GBP	100,000	$156,894
Barclays Bank PLC 9.500%, due 08/07/21[2]	GBP	40,000	57,361
Barclays PLC (fixed, converts to FRN on 10/06/22), 2.375%, due 10/06/23[2]	GBP	100,000	140,548
BAT Capital Corp. 3.557%, due 08/15/27		35,000	38,957
BAT International Finance PLC, EMTN 0.875%, due 10/13/23[2]	EUR	100,000	124,782
Lloyds Banking Group PLC, EMTN 2.250%, due 10/16/24[2]	GBP	100,000	143,398
Natwest Group PLC (fixed, converts to FRN on 06/25/23), 4.519%, due 06/25/24		200,000	218,348
6.100%, due 06/10/23[4]		40,000	44,833
Phoenix Group Holdings PLC, EMTN 4.125%, due 07/20/22[2]	GBP	150,000	213,781
Reynolds American, Inc. 4.450%, due 06/12/25		25,000	28,470
Virgin Money UK PLC, GMTN (fixed, converts to FRN on 04/24/25), 3.375%, due 04/24/26[2]	GBP	100,000	144,542
WPP Finance 2010 3.750%, due 09/19/24		25,000	27,694
Yorkshire Water Finance PLC, EMTN (fixed, converts to FRN on 03/22/23), 3.750%, due 03/22/46[2]	GBP	100,000	142,190
			1,481,798
United States: 11.5%
3M Co. 2.650%, due 04/15/25		20,000	21,718
AbbVie, Inc. 2.125%, due 06/01/29	EUR	100,000	140,016
3.450%, due 03/15/22		25,000	25,783
4.250%, due 11/14/28		35,000	42,010
Air Products and Chemicals, Inc. 2.050%, due 05/15/30		20,000	21,323
Albemarle Corp. 5.450%, due 12/01/44		50,000	59,787
Altria Group, Inc. 4.400%, due 02/14/26[4]		25,000	29,020
American Airlines Pass-Through Trust 4.375%, due 10/01/22		41,659	33,784
Apache Corp. 4.250%, due 01/15/44[4]		60,000	59,198
Archer-Daniels-Midland Co. 2.750%, due 03/27/25		15,000	16,311
AT&T, Inc. 4.350%, due 03/01/29		60,000	71,510

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
United States—(continued)
Bank of America Corp. (fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23		90,000	$94,770
Bank of America Corp. MTN 3.875%, due 08/01/25		80,000	91,233
Biogen, Inc. 2.250%, due 05/01/30		55,000	57,408
Bristol-Myers Squibb Co. 3.875%, due 08/15/25		50,000	57,070
Broadcom, Inc. 3.150%, due 11/15/25		35,000	38,189
Charter Communications Operating LLC/Charter Communications Operating Capital 4.500%, due 02/01/24		50,000	55,452
Chevron Corp. 1.141%, due 05/11/23		10,000	10,210
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP 3.300%, due 05/01/23[3]		120,000	127,008
5.125%, due 04/01/25[3]		25,000	29,352
Cigna Corp. 3.400%, due 09/17/21		25,000	25,537
4.375%, due 10/15/28		35,000	42,286
Citigroup, Inc. 3.875%, due 10/25/23		130,000	142,948
4.600%, due 03/09/26		20,000	23,441
Comcast Corp. 3.950%, due 10/15/25		35,000	40,202
Costco Wholesale Corp. 1.600%, due 04/20/30		10,000	10,241
CVS Health Corp. 2.625%, due 08/15/24		35,000	37,499
3.350%, due 03/09/21		17,000	17,093
Dell International LLC/EMC Corp. 5.300%, due 10/01/29[3]		60,000	73,480
Diamondback Energy, Inc. 3.250%, due 12/01/26		50,000	53,371
Enable Midstream Partners LP 3.900%, due 05/15/24[7]		25,000	25,560
Energy Transfer Operating LP 4.500%, due 04/15/24		35,000	38,273
EnLink Midstream Partners LP 4.400%, due 04/01/24		40,000	39,471
ERAC USA Finance LLC 5.625%, due 03/15/42[3]		35,000	49,084
Exelon Corp. 3.400%, due 04/15/26		15,000	16,891
Ford Motor Credit Co. LLC, EMTN 3.021%, due 03/06/24	EUR	100,000	126,288
General Electric Co. 3.450%, due 05/01/27		10,000	11,287
3.625%, due 05/01/30		10,000	11,423
	Face amount[1]		Value
Corporate bonds—(continued)
United States—(continued)
General Motors Financial Co., Inc. 4.350%, due 04/09/25		90,000	$100,457
Georgia Power Co., Series A, 2.100%, due 07/30/23		25,000	26,111
Goldman Sachs Group, Inc./The 3.375%, due 03/27/25[2]	EUR	35,000	48,678
3.500%, due 04/01/25		90,000	100,082
Goldman Sachs Group, Inc./The, EMTN 1.625%, due 07/27/26[2]	EUR	40,000	52,791
Healthpeak Properties, Inc. 3.875%, due 08/15/24		35,000	38,714
Illinois Tool Works, Inc. 2.650%, due 11/15/26		45,000	49,713
JPMorgan Chase & Co. 3.200%, due 01/25/23		220,000	232,882
3.625%, due 12/01/27		60,000	68,213
Kinder Morgan, Inc. 3.150%, due 01/15/23		35,000	36,824
5.625%, due 11/15/23[3]		35,000	39,383
Kraft Heinz Foods Co. 5.000%, due 06/04/42		45,000	52,726
Liberty Mutual Group, Inc. 4.569%, due 02/01/29[3]		25,000	30,704
Lincoln National Corp. 3.800%, due 03/01/28		70,000	80,947
Marathon Oil Corp. 3.850%, due 06/01/25		35,000	37,511
Morgan Stanley, GMTN 2.500%, due 04/21/21[4]		115,000	115,713
4.000%, due 07/23/25		85,000	97,295
4.350%, due 09/08/26		20,000	23,584
MPLX LP 4.250%, due 12/01/27		30,000	35,211
National Rural Utilities Cooperative Finance Corp. 3.700%, due 03/15/29		15,000	17,532
NIKE, Inc. 2.400%, due 03/27/25		10,000	10,775
Noble Energy, Inc. 3.850%, due 01/15/28		20,000	23,248
Oncor Electric Delivery Co. LLC 3.700%, due 11/15/28		25,000	29,367
Oracle Corp. 2.500%, due 04/01/25		20,000	21,474
Otis Worldwide Corp. 2.565%, due 02/15/30		50,000	53,663
PacifiCorp. 2.700%, due 09/15/30		5,000	5,492
PPL Capital Funding, Inc. 4.700%, due 06/01/43		40,000	49,929
Raytheon Technologies Corp. 3.950%, due 08/16/25		25,000	28,667

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount[1]		Value
Corporate bonds—(concluded)
United States—(concluded)
Southern California Edison Co., Series E, 3.700%, due 08/01/25		20,000	$22,434
Southern Co./The 3.250%, due 07/01/26		35,000	39,253
Southwestern Electric Power Co. 6.200%, due 03/15/40		50,000	73,065
Swiss Re Treasury U.S. Corp. 4.250%, due 12/06/42[3]		30,000	37,728
TWDC Enterprises 18 Corp., MTN 1.850%, due 07/30/26		10,000	10,501
United Airlines Pass-Through Trust 3.650%, due 01/07/26		39,294	38,535
Valero Energy Corp. 2.850%, due 04/15/25		10,000	10,648
Verizon Communications, Inc. 3.376%, due 02/15/25		25,000	27,756
ViacomCBS, Inc. 4.750%, due 05/15/25[4]		75,000	87,057
Virginia Electric and Power Co., Series A, 3.800%, due 04/01/28		20,000	23,397
Visa, Inc. 1.900%, due 04/15/27[4]		25,000	26,600
Wells Fargo & Co. 3.069%, due 01/24/23		60,000	61,711
Wells Fargo & Co., MTN 2.625%, due 07/22/22		70,000	72,456
Williams Cos., Inc./The 4.300%, due 03/04/24		35,000	38,605
Xcel Energy, Inc. 4.800%, due 09/15/41		80,000	101,917
			4,044,876
Total corporate bonds (cost $9,513,410)			10,423,679
Mortgage-backed securities: 0.0%†
Cayman Islands: 0.0%†
LNR CDO IV Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[3,8,9]		8,000,000	0
United States: 0.0%†
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 2.974%, due 04/25/35[10]		28,038	358
Total mortgage-backed securities (cost $8,097,534)			358
Non-U.S. government agency obligations: 15.7%
Australia: 1.3%
Australia Government Bond 2.250%, due 05/21/28[2]	AUD	520,000	446,171
	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Canada: 1.6%
Canadian Government Bond 1.500%, due 09/01/24	CAD	690,000	$565,546
France: 0.9%
French Republic Government Bond OAT 0.010%, due 03/25/25[2]	EUR	260,000	326,720
Germany: 3.3%
Bundesobligation 0.010%, due 04/11/25[2]	EUR	910,000	1,147,692
Ireland: 1.8%
Ireland Government Bond 1.000%, due 05/15/26[2]	EUR	490,000	650,229
Japan: 3.9%
Japan Government Ten Year Bond 0.400%, due 03/20/25	JPY	70,000,000	692,712
Japan Government Two Year Bond 0.100%, due 05/01/22	JPY	47,000,000	456,536
Japanese Government CPI Linked Bond 0.100%, due 03/10/29	JPY	22,977,230	223,441
			1,372,689
New Zealand: 2.2%
New Zealand Government Bond
3.000%, due 09/20/30[2]	NZD	725,472	764,858
Spain: 0.7%
Spain Government Bond
1.600%, due 04/30/25[2,3]	EUR	180,000	239,862
Total non-U.S. government agency obligations (cost $5,034,661)			5,513,767
U.S. Treasury obligations: 12.5%
United States: 12.5%
U.S. Treasury Notes 0.250%, due 05/31/25		1,130,000	1,127,661
0.375%, due 04/30/25		560,000	561,947
1.375%, due 09/30/23		320,000	330,737
1.500%, due 02/28/23		210,000	216,169
1.875%, due 07/31/22		1,010,000	1,037,854
2.000%, due 02/15/22		1,090,000	1,112,864
Total U.S. Treasury obligations (cost $4,379,436)			4,387,232
	Number of shares
Exchange traded funds: 6.8%
United States: 6.8%
iShares MSCI USA Value Factor ETF		10,398	903,690
iShares MSCI International Value Factor ETF		64,604	1,471,033
Total exchange traded funds (cost $2,097,837)			2,374,723

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Short-term investments: 4.5%
Investment companies: 4.5%
State Street Institutional U.S. Government Money Market Fund, 0.03%[11] (cost $1,559,628)	1,559,628	$1,559,628
	Face amount[1]
Short-term U.S. Treasury obligations: 17.1%
United States: 17.1%
U.S. Treasury Bills 0.077%, due 07/15/21[12]	1,200,000	1,199,464
0.099%, due 05/20/21[12]	4,800,000	4,798,527
Total short-term U.S. Treasury obligations (cost $5,997,690)		5,997,991
	Number of shares	Value
Investment of cash collateral from securities loaned: 1.3%
Money market funds: 1.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%[11] (cost $465,063)	465,063	$465,063
Total investments: 87.7% (cost $37,145,259)		30,722,441

Other assets in excess of liabilities: 12.3%	4,291,499
Net assets: 100.0%	$35,013,940

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
2	AUD	ASX SPI 200 Index Futures	March 2021	$253,761	$251,986	$(1,775)
2	CAD	S&P TSX 60 Index Futures	March 2021	326,887	323,325	(3,562)
130	EUR	EURO STOXX 600 Bank Index Futures	March 2021	878,786	859,186	(19,600)
6	EUR	FTSE MIB Index Futures	March 2021	800,627	811,017	10,390
13	GBP	FTSE 100 Index Futures	March 2021	1,157,244	1,141,316	(15,928)
6	JPY	TOPIX Index Futures	March 2021	1,034,354	1,048,569	14,215
54	USD	Mini MSCI Emerging Markets (EM) Index Futures	March 2021	3,370,322	3,478,140	107,818
12	USD	S&P 500 E-Mini Index Futures	March 2021	2,192,606	2,249,280	56,674
Interest rate futures buy contracts:
2	CAD	Canada Government Bond 10 Year Futures	March 2021	$233,218	$234,268	$1,050
U.S. Treasury futures buy contracts:
26	USD	U.S. Treasury Note 2 Year Futures	March 2021	$5,739,931	$5,745,391	$5,460
15	USD	U.S. Treasury Note 5 Year Futures	March 2021	1,888,498	1,892,461	3,963
Total				$17,876,234	$18,034,939	$158,705
Index futures sell contracts:
15	EUR	EURO STOXX 50 Index Futures	March 2021	$(642,353)	$(650,529)	$(8,176)
34	EUR	EURO STOXX 600 Index Futures	March 2021	(812,901)	(827,607)	(14,706)
5	EUR	German Euro Bund Futures	March 2021	(1,082,925)	(1,085,069)	(2,144)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2020 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts:
5	GBP	United Kingdom Long Gilt Bond Futures	March 2021	$(917,109)	$(926,755)	$(9,646)
U.S. Treasury futures sell contracts:
13	USD	U.S. Treasury Note 10 Year Futures	March 2021	$(1,792,356)	$(1,795,016)	$(2,660)
1	USD	U.S. Ultra Long Treasury Bond Futures	March 2021	(215,553)	(213,562)	1,991
4	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2021	(626,620)	(625,438)	1,182
Total				$(6,089,817)	$(6,123,976)	$(34,159)
Net unrealized appreciation (depreciation)						$124,546

Centrally cleared credit default swap agreements on credit indices—sell protection13

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[14]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield Series 35 Index	USD	1,160	12/20/25	Quarterly	5.000%	$(47,304)	$109,953	$62,649
iTraxx Europe Crossover Series 34 Index	EUR	400	12/20/25	Quarterly	5.000	(36,889)	58,801	21,912
Total						$(84,193)	$168,754	$84,561

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	GBP	818,251	EUR	890,000	01/21/21	$(31,405)
BB	SEK	1,730,000	USD	210,386	01/21/21	72
BOA	BRL	1,100,000	USD	218,731	01/21/21	6,965
BOA	EUR	7,470,000	USD	8,881,352	01/21/21	(248,090)
BOA	USD	2,197,397	BRL	11,920,000	01/21/21	97,379
GSI	KRW	953,000,000	USD	861,703	01/21/21	(15,779)
GSI	TWD	23,800,000	USD	844,421	01/21/21	(2,670)
GSI	USD	595,372	CLP	456,900,000	01/21/21	47,606
GSI	USD	2,099,261	COP	7,647,082,000	01/21/21	139,736
GSI	USD	611,861	JPY	62,900,000	01/21/21	(2,566)
GSI	USD	623,996	MYR	2,564,000	01/21/21	13,008
GSI	USD	527,865	RUB	40,686,600	01/21/21	21,781
GSI	ZAR	2,630,000	USD	178,737	01/21/21	194
HSBC	MXN	3,920,000	USD	195,855	01/21/21	(771)
HSBC	USD	844,181	TWD	23,800,000	01/21/21	2,910
MSCI	CLP	456,900,000	USD	631,252	01/21/21	(11,726)
MSCI	USD	861,820	KRW	953,000,000	01/21/21	15,662
MSCI	USD	189,150	NZD	265,000	01/21/21	1,537
SSC	AUD	3,930,000	USD	2,866,666	01/21/21	(163,762)
SSC	CAD	3,855,000	USD	2,953,168	01/21/21	(75,591)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2020 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	CHF	2,960,000	USD	3,261,065	01/21/21	$(84,120)
SSC	GBP	690,000	USD	915,893	01/21/21	(27,816)
SSC	HKD	365,000	USD	47,084	01/21/21	(1)
SSC	NOK	2,110,000	USD	242,662	01/21/21	(3,424)
SSC	NZD	4,215,000	USD	2,921,731	01/21/21	(111,273)
SSC	THB	63,680,000	USD	2,100,638	01/21/21	(24,845)
SSC	USD	268,503	JPY	27,900,000	01/21/21	1,756
SSC	USD	1,765,274	MXN	35,890,000	01/21/21	34,955
SSC	USD	4,308,435	NOK	38,790,000	01/21/21	215,580
SSC	USD	1,060,003	PLN	3,985,000	01/21/21	6,860
SSC	USD	2,224,955	SEK	19,120,000	01/21/21	99,438
SSC	USD	668,065	ZAR	10,360,000	01/21/21	35,243
Net unrealized appreciation (depreciation)						$(63,157)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 30, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$10,423,679	$—	$10,423,679
Mortgage-backed securities	—	358	0	358
Non-U.S. government agency obligations	—	5,513,767	—	5,513,767
U.S. Treasury obligations	—	4,387,232	—	4,387,232
Exchange traded funds	2,374,723	—	—	2,374,723
Short-term investments	—	1,559,628	—	1,559,628
Short-term U.S. Treasury obligations	—	5,997,991	—	5,997,991
Investment of cash collateral from securities loaned	—	465,063	—	465,063
Futures contracts	178,138	24,605	—	202,743
Swap agreements	—	168,754	—	168,754
Forward foreign currency contracts	—	740,682	—	740,682
Total	$2,552,861	$29,281,759	$0	$31,834,620
Liabilities
Futures contracts	$(18,011)	$(60,186)	$—	$(78,197)
Forward foreign currency contracts	—	(803,839)	—	(803,839)
Total	$(18,011)	$(864,025)	$—	$(882,036)

At December 31, 2020, there were no transfers in or out of Level 3.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2020 (unaudited)

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $696,199, represented 2.0% of the Fund's net assets at period end.

4  Security, or portion thereof, was on loan at the period end.

5  Perpetual investment. Date shown reflects the next call date.

6  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

9  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

10  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

11  Rates shown reflect yield at December 31, 2020.

12  Rate shown is the discount rate at the date of purchase unless otherwise noted.

13  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

14  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2020, Class A shares of UBS Global Allocation Fund (the "Fund") returned 19.65% (Class A shares returned 13.05% after the deduction of the maximum sales charge), while Class P shares returned 19.75%. In contrast, the Fund's benchmark, the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD), returned 14.55% during the same time period. For comparison purposes, the MSCI All Country World Index (net) returned 24.01% and the FTSE World Government Bond Index (Hedged in USD) returned 0.98%. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 20; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Security selection, market allocation decisions, and currency strategy was all additive to performance.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a positive impact on performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, were additive to performance during the reporting period.

Portfolio performance summary

What worked:

•  Overall, bottom-up security selection contributed to performance.

  – All strategies contributed to performance over the reporting period. More specifically, performance in the US Large Cap Value, US Large Cap Growth, and Emerging Markets Equity Opportunity strategies were areas of strong security selection that contributed overall to performance. In addition, the International Equity strategy was beneficial for returns, mainly through strong stock selection.

•  Overall, market allocations were additive to returns.

  – Overall, an overweight to equities and underweight to fixed income contributed to relative performance.

  – Within equities, the Fund benefited from its preference for emerging market stocks over developed market stocks. In particular, we emphasized technology stocks and economically sensitive stocks, such as semiconductors. In both cases, they benefited from the pandemic-driven work-from-home trend. Furthermore, a preference for US small-cap over US large-cap stocks was positive for returns. Over the period, investors shifted focus away from US large-cap stocks due to improving profit margins and the likelihood of US domestic stimulus.

  – Within fixed income, an overweight to investment grade fixed income contributed to performance, as a positive environment for credit benefited from the explicit support for corporates from the US Federal Reserve. In addition, an overweight to emerging market fixed income benefited from the general trend of lower yields and abundant global cash supply.

UBS Global Allocation Fund

•  Overall, active currency positions contributed to performance.

  – Most notably, long positions in the Chilean peso, Colombian peso, Mexican peso, Brazilian real, and European FX versus the US dollar were beneficial over the period as favorable global growth, commodity price developments, and US dollar depreciation contributed to their performance.

What didn't work:

•  Bottom-up security selection detracted from performance in some areas.

  – Most notably, security selection within the US large-cap growth active strategy was a drag on performance, driven by negative stock selection in the portfolio.

•  Certain market allocations were a headwind for returns in some areas.

  – Within equities, the Fund's underweight to non-US developed market equities detracted from performance. Global equities rallied, supported by optimism over the rollout of vaccines, which offset concerns over rising COVID-19 cases in many parts of the world.

  – Within fixed income, the Fund's overweight to US government bonds detracted from performance. The US Treasury 2-year versus US Treasury 10-year was a headwind, as the yield curve remained mostly stable over the reporting period, as neither the Pfizer vaccine announcement nor the US election had a material impact on the trade. Furthermore, an overweight to Canadian and Australian fixed income detracted from performance on a relative basis.

•  Certain active currency positions detracted from performance in some areas.

  – Noteworthy, short positions in New Zealand dollar, Canadian dollar, and Australian dollar versus the US dollar detracted from results, as cyclical global growth improvements alongside rising commodity prices contributed to the variance of the broader US dollar.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2020. The views and opinions in the letter were current as of February 12, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/20 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	19.65%	13.60%	8.04%	5.78%
Class P2	19.75	13.84	8.30	6.06
After deducting maximum sales charge
Class A1	13.05%	7.39%	6.82%	5.18%
MSCI All Country World Index (net)[3]	24.01	16.25	12.26	9.13
FTSE World Government Bond Index (Hedged in USD)[4]	0.98	6.11	4.42	4.17
60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)[5]	14.55	13.00	9.40	7.41

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2020 prospectuses were as follows: Class A—1.50% and 1.28%; Class P—1.22% and 1.03%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 28, 2021, do not exceed 1.20% for Class A shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The FTSE World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) is a unmanaged blended benchmark compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Portfolio statistics—December 31, 2020 (unaudited)1

Top ten equity holdings

Percentage of net assets
Apple, Inc.	1.4%
Amazon.com, Inc.	1.3
Microsoft Corp.	1.3
AbbVie, Inc.	1.1
Alphabet, Inc., Class A	0.9
Take-Two Interactive Software, Inc.	0.7
Wells Fargo & Co.	0.7
Sony Corp.	0.7
Ameriprise Financial, Inc.	0.6
Dollar Tree, Inc.	0.6
Total	9.3%

Top ten fixed income holdings

Percentage of net assets
UMBS TBA, 2.000%	1.6%
New Zealand Government Inflation Linked Bond, 2.000% due 09/20/25	1.2
UMBS TBA, 2.500%	0.6
U.S. Treasury Notes, 0.625% due 08/15/30	0.5
U.S. Treasury Notes, 1.375% due 09/30/23	0.4
U.S. Treasury Bonds, 2.875% due 05/15/43	0.4
Canadian Government Bond, 1.500% due 09/01/24	0.3
Japan Government Twenty Year Bond, 0.400% due 03/20/36	0.3
U.S. Treasury Notes, 1.625% due 11/30/26	0.3
BMW Floorplan Master Owner Trust, 3.150% due 05/15/23	0.3
Total	5.9%

Top five issuer breakdown by country or territory of origin2

Percentage of net assets
United States	74.5%
Japan	4.8
United Kingdom	2.6
Canada	1.4
New Zealand	1.2
Total	84.5%

1  The Fund's portfolio is actively managed and its composition will vary over time.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies and exchange traded funds was included, the country or territory of origin breakdown would be as follows: United States: 91.6%, Japan: 5.3%, United Kingdom: 3.2%, Canada: 2.7% and New Zealand 1.2%.

UBS Global Allocation Fund

Industry diversification—December 31, 2020 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	0.1%
Airlines	1.0
Auto components	0.8
Automobiles	0.3
Banks	2.1
Beverages	0.5
Biotechnology	2.0
Capital markets	0.6
Chemicals	1.8
Commercial services & supplies	0.4
Communications equipment	0.4
Consumer finance	0.3
Diversified financial services	0.9
Diversified telecommunication services	0.7
Electric utilities	0.6
Electrical equipment	0.5
Electronic equipment, instruments & components	0.6
Entertainment	1.2
Equity real estate investment trusts	0.6
Food products	1.1
Health care equipment & supplies	1.7
Health care providers & services	0.8
Hotels, restaurants & leisure	0.7
Household durables	0.7
Insurance	2.2
Interactive media & services	1.6
Internet & direct marketing retail	2.1
IT services	1.0
Life sciences tools & services	1.0
Machinery	1.0
Media	0.5
Metals & mining	0.4
Multiline retail	0.9
Oil, gas & consumable fuels	1.6
Personal products	0.5
Pharmaceuticals	1.3
Professional services	0.5
Road & rail	0.2
Semiconductors & semiconductor equipment	2.2
Software	4.0
Specialty retail	0.3
Technology hardware, storage & peripherals	1.6
Textiles, apparel & luxury goods	0.4
Tobacco	0.8
Trading companies & distributors	1.2
Wireless telecommunication services	0.4
Total Common stock	46.1%
Percentage of net assets
Exchange traded funds	23.3%
Investment companies	8.4
Asset-backed securities	4.7
Mortgage-backed securities	2.7
Non-U.S. government agency obligations	4.0
U.S. government agency obligations	2.6
U.S. Treasury obligations	3.2
Short-term investments	5.8
Investment of cash collateral from securities loaned	0.4
Total investments	101.2%
Liabilities in excess of other assets	(1.2)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Common stocks: 46.1%
Austria: 0.5%
Erste Group Bank AG*	37,659	$1,147,195
Belgium: 0.1%
Galapagos N.V.*	2,031	199,685
Canada: 0.9%
Canadian Natural Resources Ltd.	42,309	1,016,759
Royal Bank of Canada	13,849	1,137,927
Zymeworks, Inc.*	3,974	187,811
		2,342,497
China: 0.6%
Alibaba Group Holding Ltd., ADR*	1,386	322,564
Prosus N.V.*	10,488	1,132,480
		1,455,044
Denmark: 0.3%
Genmab A/S*	1,990	806,933
Finland: 0.5%
Sampo Oyj, A Shares	31,744	1,357,169
France: 0.3%
Pernod Ricard SA	4,553	874,387
Germany: 1.1%
BioNTech SE ADR*	1,435	116,981
Continental AG	5,464	813,235
LANXESS AG	13,328	1,013,603
SAP SE	6,184	800,944
		2,744,763
Hong Kong: 0.5%
AIA Group Ltd.	111,117	1,354,085
India: 0.5%
HDFC Bank Ltd., ADR*	17,918	1,294,755
Ireland: 0.5%
Ryanair Holdings PLC, ADR*	10,492	1,153,910
Italy: 0.7%
Prada SpA*,1	141,100	932,383
Prysmian SpA	26,093	928,718
		1,861,101
Japan: 4.3%
Hoya Corp.	6,600	914,066
ITOCHU Corp.	45,400	1,305,709
Keyence Corp.	1,300	731,272
Nippon Telegraph & Telephone Corp.	35,400	908,328
ORIX Corp.	73,300	1,127,655
Shin-Etsu Chemical Co. Ltd.	6,000	1,053,094
SoftBank Group Corp.	13,300	1,032,546
Sony Corp.	16,900	1,702,979
Takeda Pharmaceutical Co. Ltd.	27,400	991,588
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
TechnoPro Holdings, Inc.	14,100	$1,171,370
		10,938,607
Netherlands: 0.7%
NXP Semiconductors N.V.	4,878	775,651
Royal Dutch Shell PLC, A Shares	59,042	1,035,383
		1,811,034
South Africa: 0.4%
Anglo American PLC	32,395	1,069,755
South Korea: 0.4%
SK Hynix, Inc.*	8,667	946,683
Sweden: 0.7%
Hexpol AB	60,588	648,695
Swedish Match AB	12,707	988,868
		1,637,563
Switzerland: 0.9%
Alcon, Inc.*	15,209	1,009,818
Novartis AG	13,908	1,309,548
		2,319,366
Taiwan: 0.2%
Sea Ltd., ADR*,1	1,900	378,195
United Kingdom: 2.4%
Ashtead Group PLC	29,318	1,380,907
British American Tobacco PLC	27,322	1,014,654
BT Group PLC	483,061	870,698
Sage Group PLC/The	77,350	614,176
Spectris PLC	19,613	755,421
Unilever PLC	21,775	1,318,500
		5,954,356
United States: 29.6%
10X Genomics, Inc., Class A*	2,220	314,352
Abbott Laboratories	4,358	477,157
AbbVie, Inc.	25,039	2,682,929
Advanced Micro Devices, Inc.*	6,149	563,925
AGCO Corp.	11,545	1,190,174
Airbnb, Inc., Class A*	120	17,616
Alexion Pharmaceuticals, Inc.*	3,495	546,059
Alphabet, Inc., Class A*	1,305	2,287,195
Amazon.com, Inc.*	978	3,185,277
Ameriprise Financial, Inc.	8,311	1,615,077
Apache Corp.	46,031	653,180
Apple, Inc.	25,935	3,441,315
Applied Materials, Inc.	4,965	428,479
Aptiv PLC	9,248	1,204,922
Arista Networks, Inc.*	1,454	422,489
Autodesk, Inc.*	2,810	858,005
Bio-Rad Laboratories, Inc., Class A*	2,203	1,284,217
Booking Holdings, Inc.*	343	763,954

UBS Global Allocation Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Boston Scientific Corp.*	15,271	$548,992
Bunge Ltd.	20,958	1,374,426
Carnival Corp.	36,741	795,810
CF Industries Holdings, Inc.	20,759	803,581
Ciena Corp.*	10,144	536,110
Comcast Corp., Class A	24,824	1,300,778
Cooper Cos., Inc./The	1,031	374,583
Coupa Software, Inc.*	1,591	539,206
Dollar General Corp.	3,058	643,097
Dollar Tree, Inc.*	14,496	1,566,148
Elanco Animal Health, Inc.*	32,821	1,006,620
Facebook, Inc., Class A*	2,455	670,608
Fidelity National Information Services, Inc.	8,158	1,154,031
HEICO Corp., Class A	2,736	320,276
HubSpot, Inc.*	1,721	682,273
IAC/InterActiveCorp*	2,603	492,878
Incyte Corp.*	4,721	410,633
Ingersoll Rand, Inc.*	30,441	1,386,892
IQVIA Holdings, Inc.*	3,107	556,681
Laboratory Corp. of America Holdings*	6,434	1,309,641
LivaNova PLC*	12,700	840,867
Lowe's Cos., Inc.	5,036	808,328
Madison Square Garden Entertainment Corp.*	4,318	453,563
Marsh & McLennan Cos., Inc.	5,660	662,220
Marvell Technology Group Ltd.	12,808	608,892
Match Group, Inc.*	3,479	525,990
MetLife, Inc.	24,018	1,127,645
Micron Technology, Inc.*	16,432	1,235,358
Microsoft Corp.	14,261	3,171,932
Mondelez International, Inc., Class A	25,473	1,489,406
Netflix, Inc.*	697	376,889
NextEra Energy, Inc.	18,900	1,458,135
NVIDIA Corp.	663	346,219
PepsiCo, Inc.	2,643	391,957
PPD, Inc.*	13,963	477,814
Progressive Corp./The	10,334	1,021,826
Prologis, Inc.	15,000	1,494,900
Qorvo, Inc.*	2,649	440,449
Rockwell Automation, Inc.	1,459	365,932
Salesforce.com, Inc.*	4,222	939,522
ServiceNow, Inc.*	1,683	926,374
Southwest Airlines Co.	26,754	1,247,004
Splunk, Inc.*	3,121	530,227
Starbucks Corp.	8,185	875,631
Stericycle, Inc.*	13,349	925,486
Synchrony Financial	24,998	867,680
Take-Two Interactive Software, Inc.*	9,039	1,878,214
Tesla, Inc.*,1	991	699,319
Trade Desk, Inc./The, Class A*	683	547,083
Union Pacific Corp.	2,150	447,673
United Rentals, Inc.*	1,971	457,095
UnitedHealth Group, Inc.	2,009	704,516
Universal Display Corp.	1,373	315,515
Visa, Inc., A Shares	6,770	1,480,802
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Voya Financial, Inc.	18,246	$1,073,047
Wells Fargo & Co.	59,127	1,784,453
Western Digital Corp.	10,121	560,602
Westlake Chemical Corp.	13,654	1,114,166
Williams Cos., Inc./The	62,581	1,254,749
Zscaler, Inc.*	1,980	395,426
		74,732,492
Total common stocks (cost $85,531,206)		116,379,575
Exchange traded funds: 23.3%
iShares iBoxx $ High Yield Corporate Bond ETF	223,170	19,482,741
iShares iBoxx $ Investment Grade Corporate Bond ETF[1]	103,790	14,336,513
iShares JPMorgan USD Emerging Markets Bond ETF	157,244	18,226,152
Vanguard Emerging Markets Government Bond ETF	81,100	6,674,530
Total exchange traded funds (cost $55,914,064)		58,719,936
Investment companies: 8.4%
UBS Emerging Markets Equity Opportunity Fund[2] (cost $17,611,585)	1,727,304	21,194,025
	Face amount
Asset-backed securities: 4.7%
United States: 4.7%
American Credit Acceptance Receivables Trust, Series 2017-4, Class D, 3.570%, due 01/10/24[3]	$111,512	112,968
Series 2018-1, Class D, 3.930%, due 04/10/24[3]	335,086	339,431
Series 2019-3, Class B, 2.590%, due 08/14/23[3]	400,000	401,743
American Express Credit Account Master Trust, Series 2017-5, Class A, 1 mo. USD LIBOR + 0.380%, 0.539%, due 02/18/25[4]	250,000	251,131
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class D, 3.420%, due 04/18/23	200,000	205,429
Series 2020-1, Class A2A, 1.100%, due 03/20/23	66,040	66,227
Series 2020-2, Class B, 0.970%, due 02/18/26	100,000	101,128
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.150%, due 05/15/23[3]	750,000	757,868
Capital Auto Receivables Asset Trust, Series 2017-1, Class A4, 2.220%, due 03/21/22[3]	51,275	51,350

UBS Global Allocation Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
United States—(continued)
Series 2018-1, Class A4, 2.930%, due 06/20/22[3]	$92,641	$93,173
CCG Receivables Trust, Series 2020-1, Class C, 1.840%, due 12/14/27[3]	100,000	101,563
CF Hippolyta LLC, Series 2020-1, Class A1, 1.690%, due 07/15/60[3]	95,438	97,215
CPS Auto Receivables Trust, Series 2018-A, Class D, 3.660%, due 12/15/23[3]	100,000	102,145
Series 2018-D, Class C, 3.830%, due 09/15/23[3]	240,000	243,772
Series 2019-B, Class B, 3.090%, due 04/17/23[3]	139,895	140,749
Dell Equipment Finance Trust, Series 2018-1, Class D, 3.850%, due 06/24/24[3]	100,000	101,098
Series 2018-2, Class B, 3.550%, due 10/22/23[3]	100,000	101,615
Series 2019-2, Class A2, 1.950%, due 12/22/21[3]	88,259	88,666
Series 2020-2, Class C, 1.370%, due 01/22/24[3]	100,000	100,435
Series 2020-2, Class D, 1.920%, due 03/23/26[3]	100,000	100,898
Drive Auto Receivables Trust, Series 2018-1, Class D, 3.810%, due 05/15/24	362,656	369,819
Series 2018-2, Class C, 3.630%, due 08/15/24	15,794	15,813
Series 2018-2, Class D, 4.140%, due 08/15/24	150,000	154,336
Series 2018-3, Class C, 3.720%, due 09/16/24	177,441	178,282
Series 2018-3, Class D, 4.300%, due 09/16/24	175,000	181,144
Series 2018-4, Class C, 3.660%, due 11/15/24	140,351	141,433
DT Auto Owner Trust, Series 2017-2A, Class D, 3.890%, due 01/15/23[3]	15,592	15,625
Series 2017-2A, Class E, 6.030%, due 01/15/24[3]	100,000	102,274
Series 2018-1A, Class D, 3.810%, due 12/15/23[3]	228,238	231,343
Series 2018-2A, Class C, 3.670%, due 03/15/24[3]	85,293	85,599
Series 2018-3A, Class B, 3.560%, due 09/15/22[3]	30,707	30,743
Series 2018-3A, Class C, 3.790%, due 07/15/24[3]	200,000	202,478
Series 2019-3A, Class C, 2.740%, due 04/15/25[3]	235,000	239,672
	Face amount	Value
Asset-backed securities—(continued)
United States—(continued)
Exeter Automobile Receivables Trust, Series 2016-2A, Class D, 8.250%, due 04/17/23[3]	$147,153	$147,599
Series 2017-1A, Class C, 3.950%, due 12/15/22[3]	305,816	308,046
Series 2018-1A, Class C, 3.030%, due 01/17/23[3]	90,317	90,668
Series 2018-3A, Class D, 4.350%, due 06/17/24[3]	100,000	104,144
Series 2018-4A, Class C, 3.970%, due 09/15/23[3]	80,000	80,983
Series 2019-1A, Class B, 3.450%, due 02/15/23[3]	70,371	70,475
Series 2019-2A, Class C, 3.300%, due 03/15/24[3]	425,000	433,857
Series 2019-4A, Class A, 2.180%, due 01/17/23[3]	127,417	127,680
Flagship Credit Auto Trust, Series 2016-2, Class C, 6.220%, due 09/15/22[3]	32,052	32,382
Series 2016-4, Class C, 2.710%, due 11/15/22[3]	56,339	56,456
Series 2017-1, Class C, 3.220%, due 05/15/23[3]	118,942	119,200
Series 2017-2, Class C, 2.960%, due 07/15/23[3]	270,484	272,279
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, due 07/15/31[3]	600,000	659,320
Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A, 3.060%, due 04/15/26	500,000	541,696
GM Financial Automobile Leasing Trust, Series 2020-2, Class A4, 1.010%, due 07/22/24	75,000	76,005
HPEFS Equipment Trust, Series 2019-1A, Class B, 2.320%, due 09/20/29[3]	100,000	101,555
Ocwen Master Advance Receivables Trust, Series 2020-T1, Class AT1, 1.278%, due 08/15/52[3]	100,000	100,208
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.430%, due 12/16/24[3]	104,130	105,158
Series 2018-1A, Class C, 3.850%, due 10/14/25[3]	216,000	221,084
Series 2018-1A, Class D, 4.400%, due 01/14/28[3]	216,000	221,124
Series 2019-1A, Class A, 3.630%, due 09/14/27[3]	120,000	131,770
OneMain Financial Issuance Trust, Series 2020-2A, Class B, 2.210%, due 09/14/35[3]	100,000	101,397

UBS Global Allocation Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount	Value
Asset-backed securities—(concluded)
United States—(concluded)
Santander Drive Auto Receivables Trust, Series 2017-2, Class D, 3.490%, due 07/17/23	$367,031	$371,471
Series 2018-1, Class C, 2.960%, due 03/15/24	330,098	331,671
Series 2018-2, Class C, 3.350%, due 07/17/23	365,107	368,163
Series 2020-2, Class B, 0.960%, due 11/15/24	100,000	100,613
Series 2020-4, Class C, 1.010%, due 01/15/26	225,000	225,980
Sofi Consumer Loan Program LLC, Series 2017-3, Class A, 2.770%, due 05/25/26[3]	122,927	123,287
Series 2017-4, Class B, 3.590%, due 05/26/26[3,5]	100,000	101,818
Sofi Consumer Loan Program Trust, Series 2018-1, Class A2, 3.140%, due 02/25/27[3]	116,229	116,645
Series 2018-2, Class A2, 3.350%, due 04/26/27[3]	29,575	29,658
Series 2018-2, Class B, 3.790%, due 04/26/27[3]	260,000	265,650
Series 2019-3, Class A, 2.900%, due 05/25/28[3]	43,174	43,628
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B, 2.340%, due 04/25/33[3]	98,220	100,098
SPS Servicer Advance Receivables Trust, Series 2020-T1, Class AT1, 1.280%, due 11/15/52[3]	100,000	100,334
Total asset-backed securities (cost $11,705,959)		11,889,267
Mortgage-backed securities: 2.7%
United States: 2.7%
Angel Oak Mortgage Trust, Series 2020-4, Class A1, 1.469%, due 06/25/65[3,5]	125,559	126,124
Series 2020-6, Class A1, 1.261%, due 05/25/65[3,5]	87,159	87,308
Series 2020-R1, Class A1, 0.990%, due 04/25/53[3,5]	150,000	150,017
Angel Oak Mortgage Trust LLC, Series 2020-5, Class A1, 1.373%, due 05/25/65[3,5]	87,252	87,859
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class B, 3.599%, due 05/15/53[3,5]	500,000	553,127
BANK, Series 2018-BN14, Class A4, 4.231%, due 09/15/60[5]	275,000	327,892
	Face amount	Value
Mortgage-backed securities—(continued)
United States—(continued)
BBCMS Trust, Series 2015-SRCH, Class A2, 4.197%, due 08/10/35[3]	$210,000	$235,923
BENCHMARK Mortgage Trust, Series 2020-B20, Class AS, 2.375%, due 10/15/5[3]	100,000	104,951
BX Commercial Mortgage Trust, Series 2018-BIOA, Class A, 1 mo. USD LIBOR + 0.671%, 0.830%, due 03/15/37[3,4]	470,000	469,995
Series 2018-IND, Class B, 1 mo. USD LIBOR + 0.900%, 1.059%, due 11/15/35[3,4]	70,000	69,916
Series 2020-VKNG, Class C, 1 mo. USD LIBOR + 1.400%, 1.559%, due 10/15/37[3,4]	100,000	99,881
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 1 mo. USD LIBOR + 0.790%, 0.949%, due 07/15/32[3,4]	91,354	91,389
Series 2017-BIOC, Class D, 1 mo. USD LIBOR + 1.600%, 1.759%, due 07/15/32[3,4]	141,599	141,945
Citigroup Commercial Mortgage Trust, Series 2019-GC43, Class A4, 3.038%, due 11/10/52	200,000	224,411
Series 2019-SMRT, Class C, 4.682%, due 01/10/36[3]	345,000	369,267
COLT Mortgage Loan Trust, Series 2019-2, Class A1, 3.337%, due 05/25/49[3,5]	44,200	44,464
Series 2020-1R, Class A1, 1.255%, due 09/25/65[3,5]	84,379	84,504
Series 2020-2, Class A1, 1.853%, due 03/25/65[3,5]	235,918	238,792
Series 2020-3, Class A1, 1.506%, due 04/27/65[3,5]	209,666	211,325
CSMC Trust, Series 2020-NQM1, Class A1, 1.208%, due 05/25/65[3,6]	311,512	312,465
DBGS Mortgage Trust, Series 2018-BIOD, Class A, 1 mo. USD LIBOR + 0.803%, 0.962%, due 05/15/35[3,4]	92,814	92,813
Deephaven Residential Mortgage Trust, Series 2020-1, Class A1, 2.339%, due 01/25/60[3,5]	148,453	150,178
Series 2020-2, Class A1, 1.692%, due 05/25/65[3]	76,678	77,084
GS Mortgage Securities Trust, Series 2017-GS5, Class B, 4.047%, due 03/10/50[5]	100,000	111,130

UBS Global Allocation Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount		Value
Mortgage-backed securities—(concluded)
United States—(concluded)
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.382%, due 09/27/60[3,5]		$86,703	$87,162
MAD Mortgage Trust, Series 2017-330M, Class B, 3.366%, due 08/15/34[3,5]		125,000	128,995
Series 2017-330M, Class C, 3.484%, due 08/15/34[3,5]		150,000	154,675
MFRA Trust, Series 2020-NQM3, Class A1, 1.014%, due 01/26/65[3,5]		96,019	96,162
MSCG Trust, Series 2018-SELF, Class A, 1 mo. USD LIBOR + 0.900%, 1.059%, due 10/15/37[3,4]		690,000	690,685
New Residential Mortgage Loan Trust, Series 2019-NQM2, Class A1, 3.600%, due 04/25/49[3,5]		145,409	146,522
Series 2019-NQM4, Class A1, 2.492%, due 09/25/59[3,5]		106,473	108,450
Series 2020-NQM2, Class A1, 1.650%, due 05/24/60[3,5]		87,258	87,843
Residential Mortgage Loan Trust, Series 2020-2, Class A1, 1.654%, due 05/25/60[3,5]		86,185	86,924
Verus Securitization Trust, Series 2019-2, Class A1, 3.211%, due 05/25/59[3,5]		137,798	138,859
Series 2019-4, Class A1, 2.642%, due 11/25/59[3,6]		82,991	84,915
Series 2020-4, Class A1, 1.502%, due 05/25/65[3,6]		90,152	90,810
Series 2020-5, Class A1, 1.218%, due 05/25/65[3,6]		93,230	93,360
Vista Point Securitization Trust, Series 2020-1, Class A1, 1.763%, due 03/25/65[3,5]		83,558	84,204
Series 2020-2, Class A1, 1.475%, due 04/25/65[3,5]		92,204	92,633
Wells Fargo Commercial Mortgage Trust, Series 2018-C45, Class AS, 4.405%, due 06/15/51[5]		130,000	151,274
Total mortgage-backed securities (cost $6,653,983)			6,786,233
Non-U.S. government agency obligations: 4.0%
Australia: 0.1%
Australia Government Bond, Series 138, 3.250%, due 04/21/29[7]	AUD	310,000	286,214
	Face amount		Value
Non-U.S. government agency obligations—(continued)
Austria: 0.1%
Republic of Austria Government Bond 1.200%, due 10/20/25[3,7]	EUR	37,000	$49,364
3.150%, due 06/20/44[3,7]	EUR	55,000	117,615
			166,979
Belgium: 0.1%
Kingdom of Belgium Government Bond, Series 71, 3.750%, due 06/22/45[7]	EUR	83,000	186,256
Canada: 0.4%
Canadian Government Bond 1.500%, due 09/01/24	CAD	1,040,000	852,418
2.250%, due 06/01/25	CAD	221,000	187,813
2.750%, due 12/01/64	CAD	54,000	64,746
			1,104,977
Finland: 0.0%†
Finland Government Bond, Series 30Y, 1.375%, due 04/15/47[3,7]	EUR	20,000	33,470
France: 0.3%
French Republic Government Bond OAT 0.500%, due 05/25/26[7]	EUR	220,000	285,403
0.500%, due 05/25/40[3,7]	EUR	100,000	131,768
2.500%, due 05/25/30[7]	EUR	132,000	205,982
3.250%, due 05/25/45[7]	EUR	93,000	196,277
			819,430
Ireland: 0.1%
Ireland Government Bond 1.500%, due 05/15/50[7]	EUR	110,000	179,990
2.000%, due 02/18/45[7]	EUR	48,000	84,248
			264,238
Italy: 0.4%
Italy Buoni Poliennali Del Tesoro 1.650%, due 03/01/32[3,7]	EUR	60,000	81,344
3.000%, due 08/01/29[7]	EUR	240,000	357,882
3.250%, due 09/01/46[3,7]	EUR	150,000	259,534
4.000%, due 02/01/37[3,7]	EUR	129,000	227,737
			926,497
Japan: 0.4%
Japan Government Forty Year Bond, Series 12, 0.500%, due 03/20/59	JPY	20,000,000	182,012
Japan Government Thirty Year Bond, Series 51, 0.300%, due 06/20/46	JPY	11,100,000	101,497
Japan Government Twenty Year Bond, Series 156, 0.400%, due 03/20/36	JPY	83,550,000	827,044
			1,110,553

UBS Global Allocation Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount		Value
Non-U.S. government agency obligations—(concluded)
Netherlands: 0.0%†
Netherlands Government Bond 2.750%, due 01/15/47[3,7]	EUR	40,000	$87,351
New Zealand: 1.2%
New Zealand Government Inflation Linked Bond, Series 0925, 2.000%, due 09/20/25[7,8]	NZD	3,489,394	3,119,268
Spain: 0.6%
Spain Government Bond 1.450%, due 10/31/27[3,7]	EUR	165,000	225,015
1.500%, due 04/30/27[3,7]	EUR	325,000	443,081
3.450%, due 07/30/66[3,7]	EUR	10,000	22,070
4.200%, due 01/31/37[3,7]	EUR	44,000	85,494
4.800%, due 01/31/24[3,7]	EUR	296,000	421,544
5.150%, due 10/31/44[3,7]	EUR	69,000	166,468
			1,363,672
United Kingdom: 0.3%
United Kingdom Gilt 1.000%, due 04/22/24[7]	GBP	90,000	127,619
1.500%, due 07/22/47[7]	GBP	114,000	184,539
1.625%, due 10/22/28[7]	GBP	144,000	221,022
3.500%, due 01/22/45[7]	GBP	60,000	132,363
			665,543
Total non-U.S. government agency obligations (cost $8,423,410)			10,134,448
U.S. government agency obligations: 2.6%
United States: 2.6%
GNMA II TBA 2.500%		$600,000	635,039
UMBS TBA 1.500%		150,000	151,529
2.000%		3,875,000	4,021,206
2.500%		1,500,000	1,578,817
FNMA 2.000%, due 01/01/51		150,000	155,809
Total U.S. government agency obligations (cost $6,519,442)			6,542,400
	Face amount	Value
U.S. Treasury obligations: 3.2%
United States: 3.2%
U.S. Treasury Bonds 2.500%, due 02/15/46	$302,000	$360,100
2.750%, due 11/15/42	201,000	248,604
2.750%, due 08/15/47	328,000	410,410
2.875%, due 05/15/43	717,000	904,876
3.000%, due 11/15/45	47,000	61,050
U.S. Treasury Notes 0.625%, due 08/15/30	1,270,000	1,237,456
1.375%, due 09/30/23	971,000	1,003,582
1.500%, due 02/28/23	226,000	232,639
1.625%, due 08/15/22	116,000	118,814
1.625%, due 11/30/26	760,000	810,528
1.625%, due 08/15/29	196,000	209,552
1.750%, due 05/15/23	345,000	358,099
1.875%, due 10/31/22	680,000	701,702
2.000%, due 11/30/22	528,000	546,892
2.500%, due 05/15/24	321,000	345,865
2.750%, due 07/31/23	459,000	489,696
Total U.S. Treasury obligations (cost $7,492,038)		8,039,865
	Number of shares
Short-term investments: 5.8%
Investment companies: 5.8%
State Street Institutional U.S. Government Money Market Fund, 0.03%[9] (cost $14,465,195)	14,465,195	14,465,195
Investment of cash collateral from securities loaned: 0.4%
Money market funds: 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%[9] (cost $1,083,796)	1,083,796	1,083,796
Total investments: 101.2% (cost $215,400,678)		255,234,740
Liabilities in excess of other assets: (1.2)%		(2,943,206)
Net assets: 100.0%		$252,291,534

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2020 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
102	GBP	FTSE 100 Index Futures	March 2021	$9,079,912	$8,954,953	$(124,959)
65	JPY	TOPIX Index Futures	March 2021	11,166,379	11,359,498	193,119
150	USD	Mini MSCI Emerging Markets (EM) Index Futures	March 2021	9,362,005	9,661,500	299,495
110	USD	Russell 2000 Value E-Mini Index Futures	March 2021	10,506,920	10,861,400	354,480
Interest rate futures buy contracts:
185	AUD	Australian Bond 10 Year Futures	March 2021	$20,936,320	$20,998,800	$62,480
7	GBP	United Kingdom Long Gilt Bond Futures	March 2021	1,283,488	1,297,458	13,970
U.S. Treasury futures buy contracts:
63	USD	U.S. Treasury Note 10 Year Futures	March 2021	$8,692,124	$8,698,922	$6,798
139	USD	U.S. Treasury Note 2 Year Futures	March 2021	30,686,551	30,715,742	29,191
Total				$101,713,699	$102,548,273	$834,574
Index futures sell contracts:
13	AUD	ASX SPI 200 Index Futures	March 2021	$(1,648,913)	$(1,637,903)	$11,010
25	CAD	S&P TSX 60 Index Futures	March 2021	(4,085,969)	(4,041,559)	44,410
147	EUR	EURO STOXX 50 Index Futures	March 2021	(6,280,135)	(6,375,181)	(95,046)
58	EUR	EURO STOXX SM Index Futures	March 2021	(12,555,562)	(12,586,807)	(31,245)
37	USD	S&P 500 E-Mini Index Futures	March 2021	(6,815,321)	(6,935,280)	(119,959)
U.S. Treasury futures sell contracts:
44	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2021	$(6,885,248)	$(6,879,812)	$5,436
Total				$(38,271,148)	$(38,456,542)	$(185,394)
Net unrealized appreciation (depreciation)						$649,180

Centrally cleared credit default swap agreements on credit indices—sell protection11

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield 35 Index	USD	4,750	12/20/25	Quarterly	5.000%	$(193,702)	$450,238	$256,536

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	CLP	2,435,500,000	USD	3,356,995	02/24/21	$(70,652)
BB	GBP	3,780,748	EUR	4,110,000	02/24/21	(145,098)
BB	USD	1,389,557	EUR	1,140,000	02/24/21	4,741
BOA	AUD	10,265,000	USD	7,489,313	02/24/21	(428,165)
BOA	USD	6,774,354	BRL	36,780,000	02/24/21	300,178
BOA	USD	6,074,858	EUR	5,105,000	02/24/21	168,909
GSI	INR	98,530,000	USD	1,311,024	02/24/21	(30,235)
GSI	USD	3,174,241	CLP	2,435,500,000	02/24/21	253,406

UBS Global Allocation Fund

Portfolio of investments

December 31, 2020 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GSI	USD	5,668,109	COP	20,678,395,000	02/24/21	$381,476
JPMCB	CHF	9,435,000	USD	10,404,816	02/24/21	(268,606)
JPMCB	GBP	1,814,264	USD	2,410,666	02/24/21	(71,174)
JPMCB	USD	7,346,085	NOK	66,130,000	02/24/21	365,506
MSCI	CAD	9,070,000	USD	6,949,689	02/24/21	(176,908)
MSCI	EUR	4,080,000	GBP	3,649,264	02/24/21	1,925
MSCI	NZD	12,385,000	USD	8,585,715	02/24/21	(327,575)
MSCI	USD	2,524,768	CHF	2,230,000	02/24/21	(2,062)
MSCI	USD	6,549,304	JPY	680,200,000	02/24/21	42,044
SSC	GBP	1,835,000	USD	2,436,121	02/24/21	(74,085)
SSC	USD	5,824,026	MXN	118,870,000	02/24/21	115,451
SSC	USD	2,408,817	PLN	9,055,000	02/24/21	15,697
SSC	USD	483,964	SGD	650,000	02/24/21	7,884
SSC	USD	4,999,936	ZAR	77,840,000	02/24/21	262,445
Net unrealized appreciation (depreciation)						$325,102

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$82,435,545	$33,944,030	$—	$116,379,575
Exchange traded funds	58,719,936	—	—	58,719,936
Investment companies	21,194,025	—	—	21,194,025
Asset-backed securities	—	11,889,267	—	11,889,267
Mortgage-backed securities	—	6,786,233	—	6,786,233
Non-U.S. government agency obligations	—	10,134,448	—	10,134,448
U.S. government agency obligations	—	6,542,400	—	6,542,400
U.S. Treasury obligations	—	8,039,865	—	8,039,865
Short-term investments	—	14,465,195	—	14,465,195
Investment of cash collateral from securities loaned	—	1,083,796	—	1,083,796
Futures contracts	816,260	204,129	—	1,020,389
Swap agreements	—	450,238	—	450,238
Forward foreign currency contracts	—	1,919,662	—	1,919,662
Total	$163,165,766	$95,459,263	$—	$258,625,029

UBS Global Allocation Fund

Portfolio of investments

December 31, 2020 (unaudited)

Fair valuation summary—(concluded)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Liabilities
Futures contracts	$(151,204)	$(220,005)	$—	$(371,209)
Forward foreign currency contracts	—	(1,594,560)	—	(1,594,560)
Total	$(151,204)	$(1,814,565)	$—	$(1,965,769)

At December 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, was on loan at the period end.

2  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/2020	Purchases during the period ended 12/31/2020	Sales during the period ended 12/31/2020	Net realized gain (loss) during the period ended 12/31/2020	Change in net unrealized appreciation (depreciation) during the period ended 12/31/2020	Value 12/31/2020	Net income earned from affiliate for the year ended 12/31/2020	Shares 12/31/2020
UBS Emerging Markets Equity Opportunity Fund	$12,599,338	$6,114,100	$2,099,999	$(14,804)	$4,595,390	$21,194,025	$314,100	1,727,304

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $16,427,356, represented 6.5% of the Fund's net assets at period end.

4  Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2020 and changes periodically.

5  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

9  Rates shown reflect yield at December 31, 2020.

10  Payments made or received are based on the notional amount.

11  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Portfolio performance

For the six months ended December 31, 2020, Class P2 shares of UBS Emerging Markets Equity Opportunity Fund (the "Fund") returned 33.94%, while Class P shares returned 33.32%. The Fund's benchmark, the MSCI Emerging Markets Index (net) (the "Index"), returned 31.14%. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.

The Fund posted a positive return and outperformed its benchmark during the reporting period.

Portfolio performance summary1

What worked:

• On a sector level, stock selection within information technology (IT) and financials added value.

• On a stock level, Taiwan Semiconductor Manufacturing Company (TSMC) (Taiwan, IT) and MercadoLibre (US, consumer discretionary) were among the top contributors to performance over the reporting period.

• Shares of TSMC continued to rise, as it has arguably extended its industry leadership during 2020. In our view, the company is now an even more important partner in delivering leading edge semiconductor chips for its customers. MercadoLibre outperformed on the back of strong execution, which boosted its market share gains within e-commerce and financial technology, sectors that have been benefiting from secular trends of increasing digital adoption by consumers and merchants in Latin America. These trends were further boosted by COVID-19-related disruptions.

What didn't work:

• On a sector level, stock selection within consumer discretionary and real estate detracted from performance.

• On a stock level, China Jinmao and TAL Education were among the main headwinds for results over the reporting period

• Shares of China Jinmao fell as the company released results that were below expectations due to margin compression. We eliminated this position during the reporting period. TAL Education underperformed as its third quarter results came in below market expectations, particularly on margins. This occurred as TAL Education increased spending to secure its leading position in the more competitive online after-school tutorial market. We continue to hold TAL Education.

• The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from the six months ended December 31, 2020. The views and opinions in the letter were current as of February 12, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Emerging Markets Equity Opportunity Fund

Average annual total returns for periods ended 12/31/20 (unaudited)

	6 months	1 year	Inception[1]
Class P2[2]	33.94%	24.81%	19.76%
Class P4	33.32	23.80	10.32
MSCI Emerging Markets Index (net)[3]	31.14	18.31	7.36

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2020 prospectuses were as follows: Class P2—1.17% and 0.22%; Class P—1.19% and 1.00% . Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 1.00% for Class P shares and 0.40% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P2 of UBS Emerging Markets Equity Opportunity Fund is June 4, 2018. Benchmark's inception return is based on Class P2 inception date.

2  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Inception date of Class P of UBS Emerging Markets Equity Opportunity Fund is January 31, 2019.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Emerging Markets Equity Opportunity Fund

Portfolio statistics—December 31, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
Taiwan Semiconductor Manufacturing Co. Ltd.	9.0%
Samsung Electronics Co. Ltd.	5.4
SK Hynix, Inc.	4.9
MercadoLibre, Inc.	4.4
Alibaba Group Holding Ltd.	4.3
Naspers Ltd., N Shares	4.2
Tencent Holdings Ltd.	4.0
Yandex N.V., Class A	3.8
Kweichow Moutai Co. Ltd., Class A	3.6
Ping An Insurance Group Co. of China Ltd., Class H	3.6
Total	47.2%

Top five issuer breakdown by country or territory
of origin

Percentage of net assets
China	33.7%
India	11.8
Taiwan	11.0
South Korea	10.3
Russia	8.3
Total	75.1%

1  The Fund's Portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Industry diversification—December 31, 2020 (unaudited)1

Common stocks	Percentage of net assets
Automobiles	4.8%
Banks	19.1
Beverages	3.6
Diversified consumer services	4.8
Entertainment	2.5
Household durables	2.3
Insurance	3.6
Interactive media & services	7.8
Internet & direct marketing retail	15.1
IT services	3.4
Metals & mining	2.1
Oil, gas & consumable fuels	4.1
Pharmaceuticals	3.5
Semiconductors & semiconductor equipment	15.9
Technology hardware, storage & peripherals	5.4
Total common stocks	98.0%
Short-term investments	1.1
Investment of cash collateral from securities loaned	1.5
Total investments	100.6%
Liabilities in excess of other assets	(0.6)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Common stocks: 98.0%
Argentina: 4.4%
MercadoLibre, Inc.*	20,685	$34,651,926
Brazil: 4.4%
Petroleo Brasileiro SA, ADR	822,400	9,235,552
Petroleo Brasileiro SA, ADR[1]	872,200	9,646,532
Vale SA	973,726	16,393,735
		35,275,819
China: 33.7%
Alibaba Group Holding Ltd.*	1,168,400	33,982,333
Alibaba Group Holding Ltd., ADR*	76,643	17,837,125
China Merchants Bank Co. Ltd., Class H	3,575,000	22,615,606
Gree Electric Appliances, Inc. of Zhuhai, Class A	1,974,789	18,717,967
Jiangsu Hengrui Medicine Co. Ltd., Class A	1,662,988	28,332,913
Kweichow Moutai Co. Ltd., Class A	93,067	28,441,141
NetEase, Inc.	627,800	11,992,158
NetEase, Inc., ADR	84,250	8,068,623
New Oriental Education & Technology Group, Inc., ADR*	76,573	14,228,029
Ping An Insurance Group Co. of China Ltd., Class H	2,330,000	28,355,196
TAL Education Group, ADR*	333,000	23,812,830
Tencent Holdings Ltd.	446,000	32,091,381
		268,475,302
Hungary: 2.1%
OTP Bank Nyrt*	379,376	17,096,416
India: 11.8%
Axis Bank Ltd.*	2,741,429	23,334,846
Eicher Motors Ltd.	516,147	17,905,246
HDFC Bank Ltd.*	1,291,304	25,434,144
Tata Consultancy Services Ltd.	687,297	26,986,808
		93,661,044
Indonesia: 5.7%
Astra International Tbk. PT	48,243,000	20,735,851
Bank Mandiri Persero Tbk. PT	55,232,100	24,923,425
		45,659,276
Mexico: 2.1%
Grupo Financiero Banorte SAB de CV, Class O*	3,014,200	16,651,223
	Number of shares	Value
Common stocks—(concluded)
Russia: 8.3%
LUKOIL PJSC, ADR	200,557	$13,710,076
LUKOIL PJSC, ADR	1,854	126,096
Sberbank of Russia PJSC	6,093,054	22,332,731
Yandex N.V., Class A*,1	432,600	30,100,308
		66,269,211
South Africa: 4.2%
Naspers Ltd., N Shares	164,614	33,708,766
South Korea: 10.3%
Samsung Electronics Co. Ltd.	577,099	43,095,138
SK Hynix, Inc.*	354,112	38,679,109
		81,774,247
Taiwan: 11.0%
Nanya Technology Corp.	5,123,000	15,882,819
Taiwan Semiconductor Manufacturing Co. Ltd.	3,806,000	71,999,858
		87,882,677
Total common stocks (cost $585,507,689)		781,105,907
Short-term investments: 1.1%
Investment companies: 1.1%
State Street Institutional U.S. Government Money Market Fund, 0.03%[2] (cost $8,572,412)	8,572,412	8,572,412
Investment of cash collateral from securities loaned: 1.5%
Money market funds: 1.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%[2] (cost $11,949,687)	11,949,687	11,949,687
Total investments: 100.6% (cost $606,029,788)		801,628,006
Liabilities in excess of other assets: (0.6)%		(4,870,170)
Net assets: 100.0%		$796,757,836

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

December 31, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$216,668,690	$564,437,217	$—	$781,105,907
Short-term investments	—	8,572,412	—	8,572,412
Investment of cash collateral from securities loaned	—	11,949,687	—	11,949,687
Total	$216,668,690	$584,959,316	$—	$801,628,006

At December 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at December 31, 2020.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Portfolio performance

For the six months ended December 31, 2020, Class P shares of UBS Engage For Impact Fund (the "Fund") returned 29.28%. The Fund's benchmark, the MSCI All Country World Index (net) (the "Index"), returned 24.01% over the same time period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark during the reporting period. This was driven predominantly by the strategy's bottom-up stock selection process.

Portfolio performance summary1

What worked:

•  The Fund's positioning in the industrial sector, as well as stock selection within the sector, contributed positively to relative performance during the six months ended December 31, 2020. Stock selection within the information technology and consumer discretionary sectors also benefited relative performance for the period.

•  Montrose Environmental Group contributed positively to performance during the reporting period after the company's shares performed well following their IPO in July 2020.

•  AGCO Corp. contributed positively to performance after the company delivered strong second quarter results in July of 2020. AGCO's margins were particularly strong in North and South America, boosted by the continued adoption of precision planting technology by farmers.

•  Infineon Technologies' share price performed well in the second half of 2020, with the company reporting solid revenue growth. Primary drivers of revenue growth were the Automotive (ATV) and Power & Sensor Systems (PSS) divisions, as target markets like the automotive sector recovered faster than expected and the electrification of vehicles trend continued to accelerate. While the Cypress acquisition did stretch the company's balance sheet, the integration appears on track. We remain confident in Infineon's good mergers and acquisitions (M&A) track record, and expect this integration to accelerate sales growth and improved margins over time. In the longer term, we believe there should be significant revenue synergies as the group is able to provide customers with a broader platform-style offering. (For details, see "Portfolio highlights.")

What didn't work:

•  Stock selection in materials and financials detracted the most from relative performance during the six-month reporting period ended December 31, 2020.

•  Incyte's share price declined during the six-month period due to disruptions to new patient starts. These resulted from lockdown restrictions and some delays on the pipeline front due to the pandemic. We continue to hold this stock.

•  The share price of VMware, like that of many other software companies, was impacted by the market rotation into more cyclical, or economically sensitive, names in the second half of 2020. The stock also struggled due to the ongoing uncertainty around the company, as investors wait to see whether there may be a Dell spin-off of the company. We continue to hold this stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Engage For Impact Fund

•  The Fund did not own Apple which detracted from relative performance. We do not believe Apple qualifies for this Fund, as the technology giant does not derive revenues from impactful products and services.

Portfolio highlights

•  Aptiv Plc manufactures electrical and electronic vehicle (EV) components that enable safer, greener and smarter mobility. The company's segments include Power & Signal Solutions (SPS), and Advanced Safety & User Experience (ASUE). We believe Aptiv will benefit from a high level of original equipment manager (OEM) spend on active safety, infotainment and electrification, which should enable the company to outperform global production through fiscal year 2022. Moreover, the company is well-positioned to capitalize on the key trends of EVs and autonomous vehicles (AVs), given its strong market position in connectors, high voltage harnesses and autonomy. Over the long-term, we believe the company's product offerings in hyper-growth areas offer a clear opportunity for continued growth throughout the next decade. Aptiv has a strong sustainability strategy with driver safety, reduction in CO2 emissions and greater fuel economy at the heart of its technologies' purpose.

•  Infineon Technologies provides semiconductor and system solutions, and operates through the following segments: Automotive, Industrial Power Control (IPC), Power & Sensor Systems (PSS), and Connected Secure Systems. We believe that Infineon is now a much higher quality business than it was in the 2000s. The company exited from the low-quality and volatile dynamic random-access memory (DRAM) business, together with the volatile and research & development (R&D)-intensive wireless and wireline businesses. Ninety percent of Infineon's sales now come from the far higher-quality Automotive, IPC and PSS divisions, which benefit from lower capital intensity and volatility of earnings. The company has a leading position in automotive and power semiconductors, which should benefit from the increasing focus on energy efficiency and increased automation in cars. Infineon has a strong sustainability strategy that includes well-integrated environmental targets and processes across the whole value chain.

•  Linde is the largest industrial gas company following the Praxair-Linde merger in 2018. We view Linde as a high-quality industrial gas company that is well-diversified across geographies and end markets. We believe Linde has several internal levers that can drive margin expansion and provide significant cash back to shareholders over the next three years. Linde has a focused approach for developing a sustainable product portfolio that provides environmental and social benefits, with a target of more than 50% revenue share by 2028. The company is focused on cleantech opportunities such as ultra-low-sulfur fuels, hydrogen filling stations and wastewater treatment. Linde's comprehensive carbon mitigation strategy includes an aggressive carbon reduction goal to reduce GHG emission intensity by 35% (million tons of CO2e /adjusted EBITDA) by 2028 from 2018. The company scores well from an environmental efficiency perspective in relation to peers, as measured by carbon emissions and other pollutant emissions.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2020. The views and opinions in the letter were current as of February 12, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Engage For Impact Fund

Average annual total returns for periods ended 12/31/20 (unaudited)

	6 months	1 year	Inception[1]
Class P2	29.28%	16.94%	14.60%
MSCI All Country World Index (net)[3]	24.01	16.25	16.99

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2020 prospectuses were as follows: Class P—2.27% and 0.85%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 0.85% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Engage For Impact Fund is October 24, 2018. Benchmark's inception return is based on Class P inception date.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Engage For Impact Fund

Portfolio statistics—December 31, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
Aptiv PLC	3.1%
Infineon Technologies AG	2.9
Linde PLC	2.8
Spectris PLC	2.6
Takeda Pharmaceutical Co. Ltd.	2.5
Ecolab, Inc.	2.5
Conagra Brands, Inc.	2.4
AGCO Corp.	2.3
Prysmian SpA	2.3
Bank Mandiri Persero Tbk. PT	2.2
Total	25.6%

Top five issuer breakdown by country or territory
of origin

Percentage of net assets
United States	57.6%
Germany	6.8
United Kingdom	5.5
Japan	4.5
China	4.4
Total	78.8%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Engage For Impact Fund

Industry diversification—December 31, 2020 (unaudited)1

Common stocks	Percentage of net assets
Auto components	5.2%
Automobiles	0.7
Banks	6.1
Biotechnology	8.2
Building products	2.5
Chemicals	7.4
Commercial services & supplies	4.8
Distributors	1.6
Diversified consumer services	1.9
Electric utilities	1.5
Electrical equipment	3.9
Electronic equipment, instruments & components	6.5
Equity real estate investment trusts	1.8
Food & staples retailing	2.1
Food products	7.5
Health care equipment & supplies	5.9
Health care technology	0.6
Life sciences tools & services	4.0
Machinery	3.8
Oil, gas & consumable fuels	3.0
Pharmaceuticals	2.5
Road & rail	2.1
Semiconductors & semiconductor equipment	6.9
Software	5.5
Total common stocks	96.0%
Preferred stocks	1.8
Short-term investments	3.5
Investment of cash collateral from securities loaned	1.6
Total investments	102.9%
Liabilities in excess of other assets	(2.9)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Engage For Impact Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Common stocks: 96.0%
Australia: 1.7%
Brambles Ltd.	82,717	$678,469
Austria: 1.9%
Erste Group Bank AG*	25,874	788,192
Canada: 0.6%
Zymeworks, Inc.*	4,757	224,816
China: 4.4%
China Mengniu Dairy Co. Ltd.	122,000	735,556
Li Auto, Inc., ADR*	10,000	288,300
New Oriental Education & Technology Group, Inc., ADR*	4,200	780,402
		1,804,258
Denmark: 2.1%
Genmab A/S*	2,069	838,967
France: 1.5%
Danone SA	9,003	592,453
Germany: 5.0%
Continental AG	5,859	872,025
Infineon Technologies AG	30,853	1,178,233
		2,050,258
Indonesia: 2.2%
Bank Mandiri Persero Tbk. PT	1,976,400	891,848
Ireland: 1.0%
Kingspan Group PLC*	6,070	425,064
Italy: 2.3%
Prysmian SpA	26,586	946,265
Japan: 4.5%
Sumitomo Mitsui Financial Group, Inc.	25,700	796,652
Takeda Pharmaceutical Co. Ltd.	28,253	1,022,458
		1,819,110
Netherlands: 2.1%
Koninklijke Ahold Delhaize N.V.	30,559	862,110
New Zealand: 1.0%
Fisher & Paykel Healthcare Corp. Ltd.	16,596	394,134
Norway: 2.0%
Equinor ASA	49,131	829,158
Portugal: 1.0%
Galp Energia SGPS SA	36,703	388,920
Spain: 1.5%
Iberdrola SA	42,367	608,826
Switzerland: 1.6%
Alcon, Inc.*	10,029	665,886
	Number of shares	Value
Common stocks—(concluded)
United Kingdom: 5.4%
Linde PLC	4,417	$1,163,924
Spectris PLC	27,311	1,051,920
		2,215,844
United States: 54.2%
Abbott Laboratories	6,215	680,480
AGCO Corp.	9,242	952,758
American Well Corp., Class A*	9,683	245,271
Aptiv PLC	9,643	1,256,387
Avantor, Inc.*	25,429	715,826
Bloom Energy Corp., Class A*,1	22,665	649,579
Bunge Ltd.	11,545	757,121
Cadence Design Systems, Inc.*	3,745	510,930
CF Industries Holdings, Inc.	21,385	827,813
Conagra Brands, Inc.	26,806	971,986
Digital Realty Trust, Inc.	5,234	730,195
Donaldson Co., Inc.	10,236	571,988
Ecolab, Inc.	4,712	1,019,488
IGM Biosciences, Inc.*,1	1,925	169,958
Incyte Corp.*	7,424	645,740
IPG Photonics Corp.*	3,208	717,918
Ironwood Pharmaceuticals, Inc.*	40,972	466,671
LivaNova PLC*	10,235	677,659
LKQ Corp.*	18,762	661,173
Lyft, Inc., Class A*,1	17,729	871,026
Maravai LifeSciences Holdings, Inc., Class A*	10,621	297,919
Masco Corp.	10,370	569,624
Micron Technology, Inc.*	10,900	819,462
Mirati Therapeutics, Inc.*	1,180	259,175
Montrose Environmental Group, Inc.*	28,439	880,472
PPD, Inc.*	17,481	598,200
Prelude Therapeutics, Inc.*	4,514	322,977
Seagen, Inc.*	2,238	391,963
Stericycle, Inc.*	5,461	378,611
Trimble, Inc.*	13,094	874,286
Universal Display Corp.	3,506	805,679
VMware, Inc., Class A*,1	6,203	870,033
Zendesk, Inc.*	6,115	875,179
		22,043,547
Total common stocks (cost $31,010,379)		39,068,125
Preferred stocks: 1.8%
Germany: 1.8%
Henkel AG & Co. KGaA (cost $651,626)	6,458	728,169
Short-term investments: 3.5%
Investment companies: 3.5%
State Street Institutional U.S. Government Money Market Fund, 0.03%[2] (cost $1,409,552)	1,409,552	1,409,552

UBS Engage For Impact Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned: 1.6%
Money market funds: 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%[2] (cost $657,285)	657,285	$657,285
Total investments: 102.9% (cost $33,728,842)		41,863,131
Liabilities in excess of other assets: (2.9)%		(1,165,216)
Net assets: 100.0%		$40,697,915

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$24,500,989	$14,567,136	$—	$39,068,125
Preferred stocks	—	728,169	—	728,169
Short-term investments	—	1,409,552	—	1,409,552
Investment of cash collateral from securities loaned	—	657,285	—	657,285
Total	$24,500,989	$17,362,142	$—	$41,863,131

At December 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at December 31, 2020.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio performance

For the six months ended December 31, 2020, Class A shares of UBS International Sustainable Equity Fund (the "Fund") returned 23.85% (Class A shares returned 17.03% after the deduction of the maximum sales charge), Class P shares returned 23.95%, while Class P2 shares returned 17.84% from their inception date of October 30, 2020. The Fund's new benchmark, (MSCI ACWI ex-US Index) (the "Index"), returned 24.33%. For comparison purposes, the Fund's previous benchmark, the MSCI World ex USA Index (net), returned 21.55%.1 (Class P2 shares have lower expenses than the other share classes in the series. Returns for all share classes over various time periods are shown on page 48; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The fund underperformed the MSCI ACWI ex-US benchmark over the reporting period but outperformed the MSCI World ex USA benchmark.

Portfolio performance summary2

What worked:

•  Stock selection in the materials, energy and communication services sectors contributed to relative performance.

•  LG Chem's share price contributed to performance, given expectations for a recovery in demand as the global economy reopens and the company continues to benefit from electric vehicle (EV) momentum. Towards the end of September 2020, the company announced its intention to split off its Energy Solutions Company so that it may operate more independently and effectively.

•  Shares of Neste performed well following stronger than expected third quarter 2020 results, driven mainly by its Renewable Products' strong sales margins. We believe that recent developments in both Europe (the European Union Commission calling for greater emissions reductions by 2030) and the US (President Biden's) focus on climate change bode well for Neste's renewable diesel and sustainable aviation fuel.

•  Infineon Technologies' share price performed well in the second half of 2020, with the company reporting solid revenue growth. This was primarily driven by the company's Automotive (ATV) and Power & Sensor Systems (PSS) businesses, as target markets like the automotive sector recovered faster than expected and the electrification of vehicles trend continues to accelerate. While the company's Cypress acquisition stretched its balance sheet, the integration appears on track and we remain confident in Infineon Technologies' good merger and acquisition (M&A) track record and expect this integration to accelerate sales growth and improved margins over time. In the longer term, there should be significant revenue synergies as the company is able to provide customers with a broader platform-style offering.

What didn't work:

•  Stock selection in the information technology and consumer discretionary sectors, along with the Fund's overall positioning in health care, detracted the most from relative performance during the reporting period.

•  Galapagos' share price declined after the receipt of complete response letter (CRL) from the Food and Drug Administration (FDA) in late summer for their lead program, Filgotinib, an oral JAK-1 inhibitor. Following the FDA feedback suggesting the lack of a clear regulatory path forward in the US, Galapagos and Gilead announced in December 2020 a significant restructuring of their collaboration agreement. The companies will instead concentrate their efforts on IBD indications such as ulcerative colitis and Crohn's. We continue to hold this stock.

1  Effective October 28, 2019, the MSCI ACWI ex-US Index replaced MSCI World ex USA Index (net) as the Fund's primary benchmark because it more closely aligns with the Fund's investment strategy.

2  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS International Sustainable Equity Fund

•  Taiwan Semiconductor Manufacturing Company was not held in the portfolio, which detracted from relative performance during this reporting period.

•  H Lundbeck's share price suffered due to lack of near-term pipeline catalysts, as several high risk/reward early stage programs were terminated in 2020. We sold out of this stock prior to the ending of the reporting period.

Portfolio highlights

•  Sony is a conglomerate engaged in the production of various kinds of electronic equipment, production and licensing of music and films. Sony has transformed its business portfolio significantly over several years. We believe Sony will be able to grow its earnings in a sustainable way, at least for the next three to five years. Keys to achieving this are its game and network services segment and the successful launch of PS5. The restructuring of its Mobile Communication and Pictures businesses is also very important. There is clearly a positive sign in Pictures, as it has had higher hit rate in recent years—although the film industry is currently in standstill with the closure of cinemas. On the other hand, Sony's video game segment is benefiting from the lockdown. Sony has rated highly based on our sustainability model, lifted by its environmental efficiency.

•  Infineon Technologies engages in the provision of semiconductor and system solutions. It operates through the following segments: Automotive, Industrial Power Control, Power & Sensor systems, and Connected Secure Systems. Infineon Technologies is now a much higher quality business than in the 2000s. The company exited from the very low quality and volatile DRAM business, together with the volatile and R&D intensive wireless and wireline businesses. 90% of Infineon Technologies' sales now come from the far higher quality Automotive, IPC and PSS divisions, which benefit from lower capital intensity and volatility of earnings. The company has a leading position in automotive and power semiconductors, which should benefit from increased focus on energy efficiency and increased automation in cars. The company has a strong sustainability strategy, including well-integrated environmental targets and processes across the whole value chain.

•  Neste is an oil refiner focused on clean fuel solutions and applications based on renewable raw materials. Neste engages in the production of petroleum products and supply of renewable diesel. Its Renewable Products segment (20% of revenues) produces, markets, and sells renewable diesel, renewable jet fuels and solutions, renewable solvents as well as raw material for bioplastics. We believe the current share price doesn't reflect the potential growth of demand of the renewable fuels business, and that continued demand would justify the extra capacity investments coming on stream. In addition, Neste's net-cash position offers flexibility and we forecast solid free cash flow growth over the next five years. Neste's advanced pre-treatment technology gives a significant cost advantage on waste based renewable diesel. Neste has a strong sustainability strategy and is committed to reduce their customers' emissions by 20 million tons annually by 2030, and to reach carbon neutral production by 2035.

•  PT Bank Central Asia (BCA) is an Indonesian bank offering individual and business products and services. BCA continues to generate one of the highest returns in the Indonesian and regional banking sectors, driven by positive domestic structural macro momentum and better leverage of its depositor franchise. BCA's solid balance sheet strength comes from low loan deposit ratio, strong current and saving accounts offer and its transactional banking franchise. In the last five years, loan growth came from mortgages, high coverage buffer to absorb rising non-performing loans, high CET1 ratio and conservative management. We believe its valuation remains at a premium to the rest of sector, but is supported by leading balance sheet and management quality. The bank provides accessible saving solutions and life insurance to an underserved market. BCA also develops social programs in education and financial literacy.

UBS International Sustainable Equity Fund

•  Nintendo is an innovative global videogame company and is the publisher of seven of top 10 selling video games of all time. We believe Nintendo is well insulated from the disruption of streaming, as the company is content rich and owns 100% of their content. Moreover, Nintendo's successful switch platform could benefit from recent shifts to streaming, as it has a preferred lower-price-point console to access their games. The company is benefiting from secular earnings quality improvement in the software industry, including digital downloads, in-game purchases, subscription models, and IP monetization, which are expanding its margins and reducing its earnings volatility. In 2019, the company announced a partnership with Tencent to enter the Chinese market and also invested in mobile gaming for the first time, and we see upside in this additional fast-growth income stream. Corporate governance has improved over the years and in their last Corporate Social Responsibility (CSR) report, Nintendo acknowledged the need for ongoing ESG improvement, particularly in areas of waste reduction and the social impact of its games.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2020. The views and opinions in the letter were current as of February 12, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS International Sustainable Equity Fund

Average annual total returns for periods ended 12/31/20 (unaudited)

	6 months	1 year	5 years	10 years or Inception[1]
Before deducting maximum sales charge
Class A1	23.85%	12.61%	8.19%	5.62%
Class P2	23.95	12.96	8.47	5.88
Class P2[5]	N/A	N/A	N/A	17.84
After deducting maximum sales charge
Class A1	17.03%	6.38%	6.97%	5.02%
MSCI World ex USA Index (net)[3]	21.55	7.59	7.64	5.19
MSCI ACWI ex-US Index[4]	24.33	10.65	8.93	4.92

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2020 prospectuses were as follows: Class A—1.41% and 1.25%; Class P—1.12% and 1.00%; Class P2—1.12% and 0.25%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 1.00% for Class P shares and 0.25% for Class P2 shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Effective October 28, 2019, the MSCI ACWI ex-US Index replaced MSCI World ex USA Index (net) as the Fund's primary benchmark because it more closely aligns with the Fund's investment strategy

5  Inception date of Class P2 of UBS International Sustainable Equity Fund is October 30, 2020.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund

Portfolio statistics—December 31, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
Sony Corp.	2.7%
Alibaba Group Holding Ltd., ADR	2.3
Infineon Technologies AG	2.3
ASML Holding N.V.	2.2
Nintendo Co. Ltd.	2.2
Neste Oyj	2.1
Bank Central Asia Tbk. PT	2.0
Novartis AG	2.0
Ping An Insurance Group Co. of China Ltd., Class H	2.0
Hoya Corp.	2.0
Total	21.8%

Top five issuer breakdown by country or territory
of origin

Percentage of net assets
Japan	18.9%
United Kingdom	11.7
China	8.2
South Korea	6.2
Switzerland	6.1
Total	51.1%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Industry diversification—December 31, 2020 (unaudited)1

Common stocks	Percentage of net assets
Auto components	2.2%
Automobiles	3.4
Banks	8.1
Biotechnology	1.8
Capital markets	0.7
Chemicals	4.6
Commercial services & supplies	0.9
Construction & engineering	1.6
Construction materials	1.2
Diversified financial services	1.8
Diversified telecommunication services	4.3
Electrical equipment	1.0
Electronic equipment, instruments & components	1.3
Energy equipment & services	0.9
Entertainment	4.0
Equity real estate investment trusts	1.3
Food & staples retailing	1.8
Food products	3.5
Health care equipment & supplies	4.7
Household durables	2.7
Insurance	8.0
Internet & direct marketing retail	4.6
IT services	0.8
Machinery	1.6
Oil, gas & consumable fuels	4.0
Paper & forest products	0.9
Personal products	4.7
Pharmaceuticals	4.0
Real estate management & development	0.9
Semiconductors & semiconductor equipment	6.7
Software	2.8
Specialty retail	0.9
Trading companies & distributors	3.0
Wireless telecommunication services	1.8
Total common stocks	96.5%
Preferred stocks	0.9
Short-term investments	1.7
Total investments	99.1%
Other assets in excess of liabilities	0.9
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Common stocks: 96.5%
Australia: 2.2%
Brambles Ltd.	375,441	$3,079,476
Mirvac Group	2,019,846	4,102,251
		7,181,727
Austria: 1.0%
Erste Group Bank AG*	106,816	3,253,905
Belgium: 2.0%
Galapagos N.V.*	15,682	1,547,930
KBC Group N.V.*	70,660	4,944,868
		6,492,798
China: 8.2%
Alibaba Group Holding Ltd., ADR*	32,012	7,450,153
China Mengniu Dairy Co. Ltd.*	598,000	3,605,430
Li Auto, Inc., ADR*	94,800	2,733,084
Ping An Insurance Group Co. of China Ltd., Class H	524,500	6,382,961
Prosus N.V.*	31,465	3,397,549
Zhongsheng Group Holdings Ltd.	414,000	2,957,338
		26,526,515
Denmark: 1.3%
Genmab A/S*	10,575	4,288,098
Finland: 3.0%
Neste Oyj	92,169	6,691,815
Sampo Oyj, A Shares	69,913	2,989,029
		9,680,844
France: 1.8%
Ubisoft Entertainment SA*	59,784	5,761,297
Germany: 5.1%
Continental AG	25,093	3,734,721
Infineon Technologies AG	192,281	7,342,943
SAP SE	40,965	5,305,733
		16,383,397
Hong Kong: 1.6%
Hong Kong Exchanges & Clearing Ltd.	42,000	2,303,771
Sun Hung Kai Properties Ltd.	219,500	2,807,181
		5,110,952
India: 2.9%
Axis Bank Ltd., GDR*	82,604	3,492,427
Infosys Ltd., ADR	160,499	2,720,458
Mahindra & Mahindra Ltd., GDR	317,913	3,090,114
		9,302,999
Indonesia: 4.8%
Astra International Tbk. PT	11,761,600	5,055,382
Bank Central Asia Tbk. PT	2,696,100	6,499,029
Bank Mandiri Persero Tbk. PT	8,872,100	4,003,525
		15,557,936
	Number of shares	Value
Common stocks—(continued)
Italy: 3.2%
Banca Mediolanum SpA	332,623	$2,889,624
Infrastrutture Wireless Italiane SpA[1]	345,975	4,194,072
Prysmian SpA	88,553	3,151,833
		10,235,529
Japan: 18.9%
Hoya Corp.	45,900	6,356,911
ITOCHU Corp.	130,400	3,750,319
Kao Corp.	64,500	4,983,023
Kissei Pharmaceutical Co. Ltd.	63,682	1,382,770
Nabtesco Corp.[2]	116,100	5,095,942
Nintendo Co. Ltd.	10,900	6,997,159
Nippon Telegraph & Telephone Corp.	153,700	3,943,785
ORIX Corp.	187,800	2,889,136
Shin-Etsu Chemical Co. Ltd.	33,500	5,879,777
SoftBank Group Corp.	74,200	5,760,518
Sony Corp.	86,900	8,756,739
Takeda Pharmaceutical Co. Ltd.	140,761	5,094,050
		60,890,129
Mexico: 1.2%
Cemex SAB de CV, ADR*	746,500	3,859,405
Netherlands: 5.0%
ASML Holding N.V.	14,688	7,111,591
Koninklijke Ahold Delhaize N.V.	210,616	5,941,757
NXP Semiconductors N.V.	18,969	3,016,261
		16,069,609
New Zealand: 0.8%
Fisher & Paykel Healthcare Corp. Ltd.	110,275	2,618,890
Norway: 2.1%
Equinor ASA	192,136	3,242,579
Mowi ASA	161,205	3,599,248
		6,841,827
Portugal: 0.9%
Galp Energia SGPS SA	266,077	2,819,457
South Africa: 1.3%
Naspers Ltd., N Shares	20,140	4,124,160
South Korea: 6.2%
LG Chem Ltd.	8,028	6,104,622
LG Household & Health Care Ltd.	2,919	4,356,676
Samsung Engineering Co. Ltd.*	423,582	5,178,949
SK Hynix, Inc.*	37,921	4,142,053
		19,782,300
Sweden: 0.9%
Hexpol AB	264,198	2,828,678

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Switzerland: 6.1%
Alcon, Inc.*	59,353	$3,940,807
Nestle SA (Registered)	33,980	4,016,819
Novartis AG	67,793	6,383,245
Zurich Insurance Group AG	12,425	5,236,155
		19,577,026
United Kingdom: 11.7%
Ashtead Group PLC	125,576	5,914,755
Barclays PLC*	1,866,691	3,744,757
BT Group PLC	3,193,604	5,756,340
Mondi PLC	122,081	2,860,584
Prudential PLC	303,556	5,581,777
Sage Group PLC/The	476,032	3,779,800
Spectris PLC	109,638	4,222,857
Unilever PLC	94,180	5,702,701
		37,563,571
United States: 4.3%
Aon PLC, Class A	25,720	5,433,864
Aptiv PLC	25,291	3,295,164
LivaNova PLC*	33,600	2,224,656
Schlumberger N.V.	127,850	2,790,966
		13,744,650
Total common stocks (cost $256,837,445)		310,495,699
	Number of shares	Value
Preferred stocks: 0.9%
Germany: 0.9%
Henkel AG & Co. KGaA (cost $2,470,422)	24,431	$2,754,704
Short-term investments: 1.7%
Investment companies: 1.7%
State Street Institutional U.S. Government Money Market Fund, 0.03%[3] (cost $5,528,919)	5,528,919	5,528,919
Total investments: 99.1% (cost $264,836,786)		318,779,322
Other assets in excess of liabilities: 0.9%		2,866,801
Net assets: 100.0%		$321,646,123

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$45,268,562	$265,227,137	$—	$310,495,699
Preferred stocks	—	2,754,704	—	2,754,704
Short-term investments	—	5,528,919	—	5,528,919
Total	$45,268,562	$273,510,760	$—	$318,779,322

At December 31, 2020, there were no transfers in or out of Level 3.

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2020 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $4,194,072, represented 1.3% of the Fund's net assets at period end.

2  Security, or portion thereof, was on loan at the period end.

3  Rates shown reflect yield at December 31, 2020.

See accompanying notes to financial statements.

UBS US Dividend Ruler Fund

Portfolio Performance

For the period from its inception on July 9, 2020 through December 31, 2020 (the "reporting period"), Class P shares of UBS US Dividend Ruler Fund (the "Fund") returned 13.75%. For comparison purposes, the S&P 500 Index (the "Index") returned 20.08%. Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Portfolio performance summary1

What worked

•  Sector allocation, overall, contributed to relative performance, led by an overweight to industrials, an underweight to real estate and an overweight to financials.

•  In terms of stock selection, holdings in the communication services, consumer discretionary and consumer staples sectors were the most additive to results.

•  A number of individual holding were beneficial for performance, including:

  – Comcast Corp.'s stock strongly outperformed toward the end of the year, following positive COVID-19 vaccine developments. Comcast's Parks and TV advertising segments should benefit as the economy reopens.

  – Shares of Medtronic Plc. rebounded in the second half of the year. Medtronic has been pressured by the deferral of elective procedures given the need to free up hospital capacity to support COVID-19 patients. As a broader vaccine rollout helps alleviate capacity constraints, medical procedure volumes should resume as well.

  – V.F. Corp's. shares also recovered sharply following positive COVID-19 vaccine developments late in the year. Retailers such as V.F. Corp have been among the most adversely impacted during the pandemic given store closures and shifts in back-to-school demand.

What didn't work

•  Stock selection, overall, detracted from relative performance, with holdings in the information technology, consumer discretionary and real estate sectors being the largest negatives for results.

•  In terms of sector allocation, overweights to energy and consumer staples, along with an underweight to information technology, were the largest detractor from relative returns.

•  A number of individual holding were negative for performance, including:

  – Shares of Intel Corp. lagged following a disappointing second quarter earnings release where the company unexpectedly announced manufacturing delays in its transition from 10- to 7-nanometer processors. While disappointing, the introduction of a new, well-respected Chief Executive Officer, and continued strong demand for its personal computing and datacenter products should support an earnings and valuation rebound. We continue to hold the stock.

  – Amgen, Inc. saw its shares underperform following disappointing late stage clinical results for its heart failure drug in October 2020. Despite the disappointment, our thesis for Amgen appears intact, supported by a diversified portfolio of blockbuster and biosimilar products, as well as two other promising late stage assets for various cancers and severe asthma. We continue to hold the stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS US Dividend Ruler Fund

  – Cisco Systems, Inc.'s. stock has been an underperformer, especially relative to the technology sector, given the company's exposure to on-premise campus networking equipment and small- and medium-enterprises. An eventual return-to-office environment, continued datacenter growth, and continued shift to recurring revenues support our long-term thesis for the company. We continue to hold the stock.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from its inception on July 9, 2020 through December 31, 2020. The views and opinions in the letter were current as of February 12, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS US Dividend Ruler Fund

Average annual total returns for periods ended 12/31/20 (unaudited)

	6 months	Inception[1]
Class P2	N/A	13.75%
S&P 500 Index	22.16%	20.08%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2020 prospectuses were as follows: Class P—0.78% and 0.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P2 of UBS Dividend Ruler Fund is July 09, 2020.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS US Dividend Ruler Fund

Portfolio statistics—December 31, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
Microsoft Corp.	8.2%
Comcast Corp., Class A	4.4
Johnson & Johnson	4.1
Accenture PLC, Class A	4.1
Coca-Cola Co./The	4.0
Medtronic PLC	3.9
Cisco Systems, Inc.	3.9
Texas Instruments, Inc.	3.8
Home Depot, Inc./The	3.7
Chubb Ltd.	3.4
Total	43.5%

Issuer breakdown by country or territory of origin

Percentage of net assets
United States	92.5%
United Kingdom	5.5
Switzerland	3.1
Total	101.1%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS US Dividend Ruler Fund

Industry diversification—December 31, 2020 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	4.2%
Air freight & logistics	1.9
Banks	4.7
Beverages	6.5
Biotechnology	2.9
Capital markets	3.0
Chemicals	3.1
Commercial services & supplies	1.6
Communications equipment	3.9
Electric utilities	2.9
Electrical equipment	1.9
Health care equipment & supplies	3.9
Hotels, restaurants & leisure	3.2
Household products	3.2
Insurance	6.2
IT services	4.1
Machinery	1.1
Media	4.4
Oil, gas & consumable fuels	2.2
Pharmaceuticals	7.2
Road & rail	3.0
Semiconductors & semiconductor equipment	6.9
Software	8.2
Specialty retail	3.7
Textiles, apparel & luxury goods	3.0
Total common stocks	96.9%
Short-term investments	4.2
Total investments	101.1%
Liabilities in excess of other assets	(1.1)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS US Dividend Ruler Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Common stocks: 96.9%
Aerospace & defense: 4.2%
Lockheed Martin Corp.	2,749	$975,840
Raytheon Technologies Corp.	10,095	721,893
		1,697,733
Air freight & logistics: 1.9%
United Parcel Service, Inc., Class B	4,480	754,432
Banks: 4.7%
JPMorgan Chase & Co.	10,169	1,292,175
Truist Financial Corp.	12,934	619,926
		1,912,101
Beverages: 6.5%
Coca-Cola Co./The	29,574	1,621,838
Diageo PLC, ADR	6,218	987,481
		2,609,319
Biotechnology: 2.9%
Amgen, Inc.	5,158	1,185,927
Capital markets: 3.0%
BlackRock, Inc.	1,656	1,194,870
Chemicals: 3.1%
Linde PLC	4,691	1,236,125
Commercial services & supplies: 1.6%
Republic Services, Inc.	6,820	656,766
Communications equipment: 3.9%
Cisco Systems, Inc.	34,664	1,551,214
Electric utilities: 2.9%
American Electric Power Co., Inc.	5,603	466,562
NextEra Energy, Inc.	9,226	711,786
		1,178,348
Electrical equipment: 1.9%
Rockwell Automation, Inc.	3,114	781,022
Health care equipment & supplies: 3.9%
Medtronic PLC	13,390	1,568,505
Hotels, restaurants & leisure: 3.2%
McDonald's Corp.	5,934	1,273,318
Household products: 3.2%
Procter & Gamble Co./The	9,320	1,296,785
Insurance: 6.2%
Chubb Ltd.	8,875	1,366,040
Marsh & McLennan Cos., Inc.	9,524	1,114,308
		2,480,348
	Number of shares	Value
Common stocks—(concluded)
IT services: 4.1%
Accenture PLC, Class A	6,308	$1,647,713
Machinery: 1.1%
Crane Co.	5,650	438,779
Media: 4.4%
Comcast Corp., Class A	34,057	1,784,587
Oil, gas & consumable fuels: 2.2%
Phillips 66	12,580	879,845
Pharmaceuticals: 7.2%
Johnson & Johnson	10,610	1,669,802
Novartis AG, ADR	13,177	1,244,304
		2,914,106
Road & rail: 3.0%
Union Pacific Corp.	5,780	1,203,512
Semiconductors & semiconductor equipment: 6.9%
Intel Corp.	25,287	1,259,798
Texas Instruments, Inc.	9,201	1,510,160
		2,769,958
Software: 8.2%
Microsoft Corp.	14,925	3,319,619
Specialty retail: 3.7%
Home Depot, Inc./The	5,554	1,475,254
Textiles, apparel & luxury goods: 3.0%
VF Corp.	14,095	1,203,854
Total common stocks (cost $36,366,871)		39,014,040
Short-term investments: 4.2%
Investment companies: 4.2%
State Street Institutional U.S. Government Money Market Fund, 0.03%[1] (cost $1,699,819)	1,699,819	1,699,819
Total investments: 101.1% (cost $38,066,690)		40,713,859
Liabilities in excess of other assets: (1.1)%		(428,711)
Net assets: 100.0%		$40,285,148

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS US Dividend Ruler Fund

Portfolio of investments

December 31, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$39,014,040	$—	$—	$39,014,040
Short-term investments	—	1,699,819	—	1,699,819
Total	$39,014,040	$1,699,819	$—	$40,713,859

At December 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Rates shown reflect yield at December 31, 2020.

See accompanying notes to financial statements.

UBS US Quality Growth at Reasonable Price Fund

Portfolio Performance

For the period from its inception on July 9, 2020 through December 31, 2020 (the "reporting period"), Class P shares of UBS US Quality Growth at Reasonable Price Fund (the "Fund") returned 14.05%. For comparison purposes, the Russell 1000 Growth Index (the "Index") returned 20.11% Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Portfolio performance summary1

What worked

•  In terms of stock selection, holdings in the health care, industrials and financials sectors were the most additive for relative performance.

•  Looking at sector allocation, an overweight to consumer discretionary was the only meaningful contributor to performance.

•  A number of individual holding were beneficial for performance, including:

  – Apple, Inc. benefited from a combination of a growing contribution of service revenues and optimism of a strong iPhone 12 replacement cycle.

  – Honeywell International, Inc. While Honeywell was adversely impacted from the downturn given its exposure to aerospace and energy end-markets, the company posted better-than-expected third quarter 2020 results, Management also provided optimistic guidance on returning to growth as the global economy begins to normalize in 2021. Expectations of increased stimulus and infrastructure spending under a Biden administration and positive COVID-19 vaccine data further supported Honeywell International's shares.

  – UnitedHealth Group, Inc.'s shares rallied following the 2020 election on the expectations that a split government/narrow Democratic majority likely hampers the government's ability to enact onerous healthcare insurance reform.

What didn't work

•  Stock selection, overall, detracted from relative performance, with holdings in the information technology, consumer discretionary and real estate sectors being the largest negatives for performance.

•  Sector allocation, overall, was also a headwind for relative returns, driven by an underweight to information technology, along with overweights to communications services and financials.

•  A number of individual holding were negative for performance, including:

  – Shares of American Tower Corp. lagged in 2020, due to instability in the Indian telecom market and a lack of clarity regarding the terms of its long-term lease with T-Mobile. Both issues have since been resolved and our positive fundamental view for the company remains unchanged, supported by continued global mobile data consumption and 5G rollouts. We continue to hold the stock.

  – Fidelity National Information Services, Inc.'s shares underperformed given reduced economic activity during the pandemic leading to lower transaction payment volumes for the company. As economic activity, consumer spending, and cross-border mobility normalize in a post-vaccine world, we believe the company should benefit. We continue to hold the stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS US Quality Growth at Reasonable Price Fund

  – Amazon.com, Inc. was a key beneficiary during the outset of the pandemic with its dominant e-commerce and cloud computing platforms. As investors began to look towards an economic recovery in the second-half of 2020, Amazon.com's shares stagnated as investors gravitated away from growth stocks towards value stocks. We continue to hold the stock.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from its inception on July 9, 2020 through December 31, 2020. The views and opinions in the letter were current as of February 12, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS US Quality Growth at Reasonable Price Fund

Average annual total returns for periods ended 12/31/20 (unaudited)

	6 months	Inception[1]
Class P2	N/A	14.05%
Russell 1000 Growth Index	26.12%	20.11%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2020 prospectuses were as follows: Class P—0.78% and 0.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS US Quality Growth at Reasonable Price Fund is July 09, 2020.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index was developed with a base value of 200 as of August 31, 1992.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS US Quality Growth at Reasonable Price Fund

Portfolio statistics and industry diversification—December 31, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
Microsoft Corp.	9.8%
Amazon.com, Inc.	9.1
Alphabet, Inc., Class A	7.5
Apple, Inc.	6.4
Facebook, Inc., Class A	6.1
UnitedHealth Group, Inc.	4.9
Visa, Inc., A Shares	4.2
Thermo Fisher Scientific, Inc.	3.4
Adobe, Inc.	3.2
TJX Cos., Inc./The	3.0
Total	57.6%

Issuer breakdown by country or territory of origin

Percentage of net assets
United States	100.7%
Common stocks	Percentage of net assets
Capital markets	4.2%
Chemicals	1.8
Electrical equipment	1.0
Equity real estate investment trusts	2.5
Food & staples retailing	1.1
Food products	1.5
Health care equipment & supplies	4.9
Health care providers & services	4.9
Industrial conglomerates	2.1
Interactive media & services	13.6
Internet & direct marketing retail	9.1
IT services	9.8
Life sciences tools & services	3.4
Machinery	2.4
Media	2.3
Multiline retail	1.8
Personal products	1.1
Software	15.3
Specialty retail	9.2
Technology hardware, storage & peripherals	6.4
Total common stocks	98.4%
Short-term investments	2.3
Total investments	100.7%
Liabilities in excess of other assets	(0.7)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS US Quality Growth at Reasonable Price Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Common stocks: 98.4%
Capital markets: 4.2%
Ameriprise Financial, Inc.	9,705	$1,885,973
Intercontinental Exchange, Inc.	10,644	1,227,147
		3,113,120
Chemicals: 1.8%
Sherwin-Williams Co./The	1,794	1,318,429
Electrical equipment: 1.0%
Rockwell Automation, Inc.	2,927	734,121
Equity real estate investment trusts: 2.5%
American Tower Corp.	8,176	1,835,185
Food & staples retailing: 1.1%
Costco Wholesale Corp.	2,244	845,494
Food products: 1.5%
Mondelez International, Inc., Class A	18,497	1,081,520
Health care equipment & supplies: 4.9%
Danaher Corp.	7,044	1,564,754
Medtronic PLC	17,743	2,078,415
		3,643,169
Health care providers & services: 4.9%
UnitedHealth Group, Inc.	10,253	3,595,522
Industrial conglomerates: 2.1%
Honeywell International, Inc.	7,342	1,561,643
Interactive media & services: 13.6%
Alphabet, Inc., Class A*	3,153	5,526,074
Facebook, Inc., Class A*	16,498	4,506,594
		10,032,668
Internet & direct marketing retail: 9.1%
Amazon.com, Inc.*	2,066	6,728,817
IT services: 9.8%
Accenture PLC, Class A	8,278	2,162,296
Fidelity National Information Services, Inc.	13,810	1,953,563
Visa, Inc., A Shares	14,118	3,088,030
		7,203,889
Life sciences tools & services: 3.4%
Thermo Fisher Scientific, Inc.	5,362	2,497,512
	Number of shares	Value
Common stocks—(concluded)
Machinery: 2.4%
Parker-Hannifin Corp.	6,553	$1,785,103
Media: 2.3%
Comcast Corp., Class A	32,607	1,708,607
Multiline retail: 1.8%
Dollar General Corp.	6,240	1,312,272
Personal products: 1.1%
Estee Lauder Cos., Inc./The, Class A	2,944	783,663
Software: 15.3%
Adobe, Inc.*	4,763	2,382,072
Microsoft Corp.	32,414	7,209,522
Salesforce.com, Inc.*	7,795	1,734,621
		11,326,215
Specialty retail: 9.2%
Home Depot, Inc./The	5,363	1,424,520
Lowe's Cos., Inc.	9,709	1,558,392
O'Reilly Automotive, Inc.*	3,484	1,576,754
TJX Cos., Inc./The	32,552	2,222,976
		6,782,642
Technology hardware, storage & peripherals: 6.4%
Apple, Inc.	35,602	4,724,029
Total common stocks (cost $68,705,313)		72,613,620
Short-term investments: 2.3%
Investment companies: 2.3%
State Street Institutional U.S. Government Money Market Fund, 0.03%[1] (cost $1,679,742)	1,679,742	1,679,742
Total investments: 100.7% (cost $70,385,055)		74,293,362
Liabilities in excess of other assets: (0.7)%		(544,309)
Net assets: 100.0%		$73,749,053
For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS US Quality Growth at Reasonable Price Fund

Portfolio of investments

December 31, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$72,613,620	$—	$—	$72,613,620
Short-term investments	—	1,679,742	—	1,679,742
Total	$72,613,620	$1,679,742	$—	$74,293,362

At December 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Rates shown reflect yield at December 31, 2020.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2020, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 48.14% (Class A shares returned 39.98% after the deduction of the maximum sales charge), while Class P shares returned 48.24%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 38.88% over the same time period. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 69; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's outperformance was driven primarily by successful stock selection decisions.

Portfolio performance summary1

What worked:

•  Several stock selection decisions made a positive contribution to Fund performance during the six months ended December 31, 2020.

  – Enphase Energy, a manufacturer of solar power solutions, outperformed based on optimism about the continued recovery of solar installations from the sharp pandemic-related decline. In addition, the attachment rate, or pace of add-on sales, of the company's Encharge storage system was attractive to investors. We sold the stock during the reporting period.

  – Magnite's share price rose after reporting solid third-quarter results. Magnite also benefited from increased investor enthusiasm around ad-tech solutions for connected TV (CTV).

  – Livongo Health, a developer of applied health signals for the treatment of chronic health conditions, outperformed during the period after agreeing to be acquired by Teladoc Health. The transaction, which gave each Livongo shareholder $11.33 in cash and 0.592 shares of Teladoc, closed in late October 2020. We sold our position in Teladoc soon after the merger.

  – Shares of NanoString Technologies, a provider of life science tools for translational research and molecular diagnostics, outperformed after the company hosted an analyst day and introduced a new Spatial Molecular Imager platform.

  – Chart Industries, a manufacturer of specialized capital equipment used throughout the industrial gas and energy industries, outperformed based on investor enthusiasm for the company's hydrogen-related equipment and infrastructure opportunity.

What didn't work:

•  Certain stock selection decisions detracted from relative returns during the six-month period ended December 31, 2020.

  – Alteryx, a leader in data science and self-service analytics, declined after reporting second quarter results that included flat year-over-year bookings. Company management cited longer sales cycles, slower expansions, smaller deal sizes, and difficulty onboarding and ramping up new sales representatives to explain the underperformance. We continue to hold this stock.

  – Plug Power designs, develops, manufactures and commercializes fuel cell systems for electric lift trucks and material handling systems. The Fund did not hold the company's shares during the reporting period, which hindered returns relative to the benchmark.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

  – Grocery Outlet, a grocery retailer, underperformed during the period despite reporting better-than-expected sales and earnings. Investors grew concerned about decelerating same-store sales trends during the fourth quarter. We continue to hold this stock

  – Shares of Adverum Biotechnologies, a biotechnology company focused on serious ocular and rare diseases, underperformed for the six months. The disclosure that a competitor had received a Complete Response Letter from the FDA concerning a new drug to treat wet age-related macular degeneration made investors wary about the potential implications for Adverum's development programs. We continue to hold this stock.

  – Ollie's Bargain Outlet, a discount and closeout retailer, underperformed after the company reported a deceleration in fourth quarter sales. We sold out of this stock after the reporting period.

Portfolio highlights

•  Magnite is a provider of a technology solution to automate the purchase and sale of digital advertising inventory for buyers and sellers. We believe the long-term growth drivers, which include cord-cutting, ad-driven connected TV (CTV) growth and CTV upside, remain intact for the company, which is beginning to execute well on the opportunity in front of it.

•  Chegg is a leading student-first connected learning platform designed to improve student outcomes. The company operates an integrated platform of educational services that are connected, online, on-demand, personalized, adaptive and affordable. Chegg has successfully transformed itself from a capital-intensive textbook rental company into a student services platform with strong sales and earnings growth momentum. The company continues to invest in expanding the breadth of its offering and growing its international footprint.

•  Generac is a manufacturer of backup power generation products for residential, light commercial and industrial markets. The company is executing well with a favorable backdrop for sales. Opportunities for upside include a recovery in the energy sector; interest from the telecom market, whose national account customers are interested in protecting the uptime of their networks; as well as power outages ahead of current baseline expectations.

•  Chart Industries is a leading manufacturer and provider of cryogenic equipment used to produce, distribute and store liquefied natural gas (LNG). The company offers turnkey LNG solutions with a global geographic footprint. We expect it to continue to benefit from the transition to natural gas and away from coal for power generation. We believe that Chart has multiple growth drivers, including large-scale LNG projects, uptake of its hydrogen-related equipment and infrastructure, and accelerating growth in its aftermarket Repair, Service & Leasing and Specialty Products businesses.

• The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2020. The views and opinions in the letter were current as of February 12, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/20 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	48.14%	60.15%	20.18%	16.10%
Class P2	48.24	60.52	20.49	16.40
After deducting maximum sales charge
Class A1	39.98%	51.36%	18.83%	15.44%
Russell 2000 Growth Index[3]	38.88	34.63	16.36	13.48

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2020 prospectuses were as follows: Class A—1.61% and 1.25%; Class P—1.30% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2021, do not exceed 1.24% for Class A shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Portfolio statistics—December 31, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
Magnite, Inc.	2.1%
Generac Holdings, Inc.	1.8
Chegg, Inc.	1.8
Chart Industries, Inc.	1.8
Herc Holdings, Inc.	1.7
PVH Corp.	1.7
Ryman Hospitality Properties, Inc.	1.6
Terex Corp.	1.6
Shift4 Payments, Inc., Class A	1.5
Performance Food Group Co.	1.5
Total	17.1%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	97.5%
Canada	1.3
Israel	0.9
Switzerland	0.6
Netherlands	0.5
Total	100.8%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Industry diversification—December 31, 2020 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	1.2%
Banks	1.3
Biotechnology	14.7
Building products	1.9
Chemicals	0.7
Commercial services & supplies	2.5
Construction & engineering	1.4
Distributors	1.2
Diversified consumer services	1.8
Diversified telecommunication services	1.9
Electrical equipment	3.6
Entertainment	0.6
Equity real estate investment trusts	2.7
Food & staples retailing	3.5
Health care equipment & supplies	4.7
Health care providers & services	2.3
Health care technology	2.1
Hotels, restaurants & leisure	4.9
Household durables	1.4
Internet & direct marketing retail	2.1
IT services	2.4
Life sciences tools & services	7.1
Machinery	5.8
Multiline retail	0.7
Pharmaceuticals	0.7
Road & rail	0.9
Semiconductors & semiconductor equipment	6.5
Software	9.3
Specialty retail	1.4
Textiles, apparel & luxury goods	1.7
Thrifts & mortgage finance	0.6
Trading companies & distributors	2.9
Total common stocks	96.5%
Exchange traded funds	0.6
Short-term investments	3.7
Investment of cash collateral from securities loaned	3.2
Total investments	104.0%
Liabilities in excess of other assets	(4.0)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Common stocks: 96.5%
Aerospace & defense: 1.2%
Mercury Systems, Inc.*	26,390	$2,323,903
Banks: 1.3%
Webster Financial Corp.	57,626	2,428,936
Biotechnology: 14.7%
Adverum Biotechnologies, Inc.*	72,427	785,109
Allogene Therapeutics, Inc.*,1	20,614	520,297
ALX Oncology Holdings, Inc.*	5,188	447,206
Arena Pharmaceuticals, Inc.*	13,146	1,010,007
Argenx SE, ADR*	3,335	980,790
Atreca, Inc., Class A*	36,458	588,797
Avrobio, Inc.*,1	31,532	439,556
Bridgebio Pharma, Inc.*,1	23,945	1,702,729
CareDx, Inc.*	36,856	2,670,217
CRISPR Therapeutics AG*,1	7,400	1,133,014
Dicerna Pharmaceuticals, Inc.*	39,923	879,504
Fate Therapeutics, Inc.*	9,234	839,648
IGM Biosciences, Inc.*	13,608	1,201,450
Iovance Biotherapeutics, Inc.*	20,721	961,454
Kronos Bio, Inc.*	20,305	606,510
Kura Oncology, Inc.*	30,432	993,909
Magenta Therapeutics, Inc.*,1	74,151	581,344
MeiraGTx Holdings PLC*	49,360	747,310
Mirati Therapeutics, Inc.*	5,492	1,206,263
PMV Pharmaceuticals, Inc.*	28,272	1,739,011
Relay Therapeutics, Inc.*	26,055	1,082,846
Repare Therapeutics, Inc.*,1	25,672	880,550
Sage Therapeutics, Inc.*	15,261	1,320,229
Sigilon Therapeutics, Inc.*	17,555	843,167
Silverback Therapeutics, Inc.*	9,507	440,554
Twist Bioscience Corp.*	7,600	1,073,804
Xencor, Inc.*,1	23,493	1,025,000
Xenon Pharmaceuticals, Inc.*	44,906	690,654
Zymeworks, Inc.*	20,252	957,109
		28,348,038
Building products: 1.9%
AZEK Co., Inc./The*	41,812	1,607,671
Simpson Manufacturing Co., Inc.	21,817	2,038,799
		3,646,470
Chemicals: 0.7%
Ingevity Corp.*	16,671	1,262,495
Commercial services & supplies: 2.5%
Casella Waste Systems, Inc., Class A*	33,518	2,076,440
IAA, Inc.*	41,892	2,722,142
		4,798,582
Construction & engineering: 1.4%
MasTec, Inc.*,1	39,444	2,689,292
	Number of shares	Value
Common stocks—(continued)
Distributors: 1.2%
Pool Corp.	6,011	$2,239,098
Diversified consumer services: 1.8%
Chegg, Inc.*	38,719	3,497,487
Diversified telecommunication services: 1.9%
Bandwidth, Inc., Class A*,1	13,791	2,119,263
Vonage Holdings Corp.*	127,216	1,637,906
		3,757,169
Electrical equipment: 3.6%
Array Technologies, Inc.*	13,658	589,206
Generac Holdings, Inc.*	15,619	3,551,917
Regal Beloit Corp.	23,397	2,873,385
		7,014,508
Entertainment: 0.6%
Glu Mobile, Inc.*	137,818	1,241,740
Equity real estate investment trusts: 2.7%
QTS Realty Trust, Inc., Class A	33,717	2,086,408
Ryman Hospitality Properties, Inc.	45,953	3,113,775
		5,200,183
Food & staples retailing: 3.5%
BJ's Wholesale Club Holdings, Inc.*	44,715	1,666,975
Grocery Outlet Holding Corp.*,1	57,101	2,241,215
Performance Food Group Co.*	61,284	2,917,731
		6,825,921
Health care equipment & supplies: 4.7%
AtriCure, Inc.*	36,776	2,047,320
Silk Road Medical, Inc.*	38,880	2,448,662
Staar Surgical Co.*	35,880	2,842,414
Tandem Diabetes Care, Inc.*	17,195	1,645,218
		8,983,614
Health care providers & services: 2.3%
Castle Biosciences, Inc.*	25,271	1,696,948
LHC Group, Inc.*	12,414	2,648,154
		4,345,102
Health care technology: 2.1%
Inspire Medical Systems, Inc.*	15,477	2,911,069
Tabula Rasa HealthCare, Inc.*,1	26,015	1,114,483
		4,025,552
Hotels, restaurants & leisure: 4.9%
Churchill Downs, Inc.	12,741	2,481,819
Planet Fitness, Inc., Class A*	31,510	2,446,121
Six Flags Entertainment Corp.	67,160	2,290,156
Wendy's Co./The	65,453	1,434,730
Wingstop, Inc.	6,256	829,233
		9,482,059

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Household durables: 1.4%
TopBuild Corp.*	15,100	$2,779,608
Internet & direct marketing retail: 2.1%
Magnite, Inc.*,1	133,234	4,091,616
IT services: 2.4%
Shift4 Payments, Inc., Class A*	39,601	2,985,915
Wix.com Ltd.*	6,712	1,677,732
		4,663,647
Life sciences tools & services: 7.1%
Adaptive Biotechnologies Corp.*	20,561	1,215,772
Maravai LifeSciences Holdings, Inc., Class A*	79,752	2,237,044
Medpace Holdings, Inc.*	18,102	2,519,798
NanoString Technologies, Inc.*	38,098	2,547,994
NeoGenomics, Inc.*	48,237	2,597,080
Repligen Corp.*	13,271	2,543,122
		13,660,810
Machinery: 5.8%
Altra Industrial Motion Corp.	45,786	2,537,918
Astec Industries, Inc.	36,761	2,127,727
Chart Industries, Inc.*	29,174	3,436,406
Terex Corp.	85,787	2,993,108
		11,095,159
Multiline retail: 0.7%
Ollie's Bargain Outlet Holdings, Inc.*,1	16,264	1,329,907
Pharmaceuticals: 0.7%
Revance Therapeutics, Inc.*	46,321	1,312,737
Road & rail: 0.9%
Werner Enterprises, Inc.	42,431	1,664,144
Semiconductors & semiconductor equipment: 6.5%
Brooks Automation, Inc.	37,142	2,520,085
Lattice Semiconductor Corp.*	47,696	2,185,431
MaxLinear, Inc.*	73,663	2,813,190
Monolithic Power Systems, Inc.	6,472	2,370,240
Universal Display Corp.	11,253	2,585,939
		12,474,885
Software: 9.3%
Alteryx, Inc., Class A*,1	19,335	2,354,810
Avalara, Inc.*	14,485	2,388,432
C3.ai, Inc., Class A*	4,221	585,664
Datto Holding Corp.*	49,411	1,334,097
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Everbridge, Inc.*,1	13,981	$2,084,148
LivePerson, Inc.*,1	32,720	2,036,165
Rapid7, Inc.*	32,350	2,916,676
Sumo Logic, Inc.*	48,313	1,380,785
Tenable Holdings, Inc.*	55,214	2,885,484
		17,966,261
Specialty retail: 1.4%
National Vision Holdings, Inc.*	58,266	2,638,867
Textiles, apparel & luxury goods: 1.7%
PVH Corp.	34,018	3,193,950
Thrifts & mortgage finance: 0.6%
Essent Group Ltd.	27,217	1,175,774
Trading companies & distributors: 2.9%
Boise Cascade Co.	46,767	2,235,463
Herc Holdings, Inc.*	49,549	3,290,549
		5,526,012
Total common stocks (cost $125,847,768)		185,683,526
Exchange traded funds: 0.6%
iShares Russell 2000 Growth ETF[1] (cost $1,076,442)	3,882	1,112,969
Short-term investments: 3.7%
Investment companies: 3.7%
State Street Institutional U.S. Government Money Market Fund, 0.03%[2] (cost $7,095,677)	7,095,677	7,095,677
Investment of cash collateral from securities loaned: 3.2%
Money market funds: 3.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%[2] (cost $6,156,751)	6,156,751	6,156,751
Total investments: 104.0% (cost $140,176,638)		200,048,923
Liabilities in excess of other assets: (4.0)%		(7,612,651)
Net assets: 100.0%		$192,436,272

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund's investments. In the event the Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$185,683,526	$—	$—	$185,683,526
Exchange traded funds	1,112,969	—	—	1,112,969
Short-term investments	—	7,095,677	—	7,095,677
Investment of cash collateral from securities loaned	—	6,156,751	—	6,156,751
Total	$186,796,495	$13,252,428	$—	$200,048,923

At December 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at December 31, 2020.

See accompanying notes to financial statements.

UBS U.S. Sustainable Equity Fund

Portfolio performance

For the six months ended December 31, 2020, Class A shares of UBS U.S. Sustainable Equity Fund (the "Fund") returned 33.24% (Class A shares returned 25.90% after the deduction of the maximum sales charge), while Class P shares returned 33.44%. The Fund's benchmark, the S&P 500 Index (the "Index"), returned 22.16% over the same time period. (Class P shares have lower expenses than the other share class in the Fund. Returns for all share classes over various time periods are shown on page 77; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark during the reporting period. This was driven predominantly by stock selection decisions.

Portfolio performance summary1

What worked:

•  The Fund's allocation to and stock selection within the industrial sector contributed positively to performance during the six-month period. Stock selection in consumer discretionary also added value.

•  Several stock selection decisions benefited relative performance during the reporting period.

  – AGCO Corp. contributed positively to performance after the company delivered strong second quarter results in July of 2020. AGCO's margins were particularly strong in North and South America, boosted by the continued adoption of precision planting technology by farmers.

  – LiveRamp Holdings outperformed during the reporting period after reporting strong results. We believe that the increasing drive toward privacy by Google and Apple can be well-managed and in fact turned into a business opportunity for LiveRamp. The company is building an online advertising alternative to third-party cookies, which Google is in the process of banning. We sold out of this stock after the reporting period.

  – Shares of Aptiv traded higher after the company delivered solid third quarter results and as the automotive sector began to see improvement following a multi-year recession. Looking ahead, we believe Aptiv is well-positioned to capture the expected sharp electric vehicle (EV) sales growth in Europe and China.

What didn't work:

•  The Fund's overweight positions in the health care and financial sectors detracted the most during the six-month period.

  – The Fund suffered from a lack of exposure to Apple, one of the largest names in the benchmark, which posted strong performance and was not held in the Fund.

  – The share price of VMware, like that of many other software companies, was impacted by the market rotation into more cyclical, or economically sensitive, names in the second half of 2020. We continue to hold this stock. (For details, see "Portfolio highlights.")

  – Incyte's share price declined during the six-month period due to disruptions to new patient starts due to ongoing lockdown restrictions. We continute to hold this stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Sustainable Equity Fund

Portfolio highlights

•  MSA Safety develops, manufactures, and sells innovative products that enhance the safety and health of workers and protect facility infrastructures. These include hard hats, safety harnesses and gas detectors (energy). Fifty percent of the company's revenue is sensitive to employment levels. Management indicated that short-cycle industrial and energy orders declined sharply, but noted that overall orders were up 10% year-over-year in April 2020 as orders for respirators grew 60% to account for eight percent of sales. Respirator orders continue to accelerate because the product is useful for pandemic-related applications, for example, workers disinfecting planes wear these masks.

•  Starbucks engages in the production, marketing and retailing of specialty coffee. The company is rapidly expanding in China, with over 4,000 stores today and a runway to more than 10,000. In the US, the company is gaining share with its mobile platform innovations, loyalty enhancements and to-go-only stores. While COVID-19 has impacted sales in the short term, management anticipates margin recovery to pre-COVID levels two quarters after sales volume recovery. This would indicate June of 2021 in China and September of 2021 in the US. Nevertheless, we believe that Starbucks' streamlined business allows it to focus more resources on expanding in China. We expect the company's strategy to grow mobile transactions, loyalty reliance and to-go-only stores should drive market share and productivity gains in the US.

•  Take-Two Interactive develops, publishes and markets interactive software games. The videogame market is a growing entertainment content industry, more similar to the movie and television industries than to the enterprise or PC/Mac software industries. We believe that videogame companies including Take-Two should grow faster than the core due to digital downloads, which are more profitable; increased genres, especially action; studios and platforms, including virtual reality, mobile and streaming; new engagement models, such as subscriptions and competitive gaming/esports; geographic growth, particularly in Asia and South America; portfolio growth; and multiplayer networked gaming. Take-Two's revenue growth and margin expansion have exceeded our initial expectations. The trends toward the digitization of games, micro transactions and e-sports have all played out as anticipated.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2020. The views and opinions in the letter were current as of February 12, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Sustainable Equity Fund

Average annual total returns for periods ended 12/31/20 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	33.24%	22.41%	14.95%	12.92%
Class P2	33.44	22.73	15.23	13.20
After deducting maximum sales charge
Class A1	25.90%	15.67%	13.65%	12.28%
S&P 500 Index[3]	22.16	18.40	15.22	13.88

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2020 prospectuses, supplemented from time to time, were as follows: Class A—1.97% and 0.95%; Class P—1.68% and 0.70%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 0.95% for Class A shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Sustainable Equity Fund

Portfolio statistics and industry diversification—December 31, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
Microsoft Corp.	5.5%
Visa, Inc., Class A	4.0
Starbucks Corp.	3.9
MSA Safety, Inc.	3.9
UnitedHealth Group, Inc.	3.6
Take-Two Interactive Software, Inc.	3.6
VMware, Inc., Class A	3.4
Costco Wholesale Corp.	3.3
AbbVie, Inc.	3.3
Aptiv PLC	3.3
Total	37.8%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	92.0%
Netherlands	3.0
United Kingdom	2.0
Total	97.0%
Common stocks	Percentage of net assets
Airlines	2.6%
Auto components	3.3
Biotechnology	5.0
Building products	3.2
Capital markets	2.8
Chemicals	3.9
Commercial services & supplies	5.5
Consumer finance	2.0
Diversified financial services	2.1
Electrical equipment	1.5
Electronic equipment, instruments & components	1.8
Entertainment	3.6
Equity real estate investment trusts	3.2
Food & staples retailing	3.3
Health care equipment & supplies	1.9
Health care providers & services	3.6
Health care technology	0.5
Hotels, restaurants & leisure	5.0
Household products	2.2
Insurance	4.8
IT services	6.7
Life sciences tools & services	3.9
Machinery	2.9
Semiconductors & semiconductor equipment	6.7
Software	11.4
Technology hardware, storage & peripherals	2.5
Water utilities	1.1
Total common stock	97.0%
Total investments	97.0%
Other assets in excess of liabilities	3.0
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Sustainable Equity Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Common stocks: 97.0%
Airlines: 2.6%
Southwest Airlines Co.	16,544	$771,116
Auto components: 3.3%
Aptiv PLC	7,537	981,996
Biotechnology: 5.0%
AbbVie, Inc.	9,190	984,709
Incyte Corp.*	6,098	530,404
		1,515,113
Building products: 3.2%
AZEK Co., Inc./The*	16,884	649,190
Trane Technologies PLC	2,177	316,013
		965,203
Capital markets: 2.8%
Ameriprise Financial, Inc.	4,302	836,008
Chemicals: 3.9%
Ecolab, Inc.	2,628	568,594
Linde PLC	2,347	618,458
		1,187,052
Commercial services & supplies: 5.5%
Montrose Environmental Group, Inc.*	15,475	479,106
MSA Safety, Inc.	7,948	1,187,352
		1,666,458
Consumer finance: 2.0%
Synchrony Financial	17,488	607,008
Diversified financial services: 2.1%
Voya Financial, Inc.	11,009	647,439
Electrical equipment: 1.5%
Bloom Energy Corp., Class A*	15,372	440,561
Electronic equipment, instruments & components: 1.8%
Keysight Technologies, Inc.*	3,845	507,886
Trimble, Inc.*	568	37,925
		545,811
Entertainment: 3.6%
Take-Two Interactive Software, Inc.*	5,185	1,077,391
Equity real estate investment trusts: 3.2%
Prologis, Inc.	9,700	966,702
Food & staples retailing: 3.3%
Costco Wholesale Corp.	2,635	992,815
Health care equipment & supplies: 1.9%
Medtronic PLC	4,900	573,986
Health care providers & services: 3.6%
UnitedHealth Group, Inc.	3,092	1,084,303
	Number of shares	Value
Common stocks—(concluded)
Health care technology: 0.5%
American Well Corp., Class A*	5,963	$151,043
Hotels, restaurants & leisure: 5.0%
Starbucks Corp.	11,127	1,190,366
Vail Resorts, Inc.	1,185	330,568
		1,520,934
Household products: 2.2%
Procter & Gamble Co./The	4,665	649,088
Insurance: 4.8%
Marsh & McLennan Cos., Inc.	7,516	879,372
Prudential Financial, Inc.	7,329	572,175
		1,451,547
IT services: 6.7%
LiveRamp Holdings, Inc.*	10,899	797,698
Visa, Inc., Class A	5,539	1,211,545
		2,009,243
Life sciences tools & services: 3.9%
Bio-Rad Laboratories, Inc., Class A*	1,642	957,187
Maravai LifeSciences Holdings, Inc., Class A*	7,810	219,071
		1,176,258
Machinery: 2.9%
AGCO Corp.	8,365	862,348
Semiconductors & semiconductor equipment: 6.7%
Lam Research Corp.	1,808	853,864
NXP Semiconductors N.V.	5,708	907,629
SolarEdge Technologies, Inc.*	771	246,042
		2,007,535
Software: 11.4%
Cadence Design Systems, Inc.*	3,126	426,480
Microsoft Corp.	7,446	1,656,139
Salesforce.com, Inc.*	1,529	340,249
VMware, Inc., Class A*,1	7,330	1,028,106
		3,450,974
Technology hardware, storage & peripherals: 2.5%
Western Digital Corp.	13,885	769,090
Water utilities: 1.1%
American Water Works Co., Inc.	2,189	335,946
Total common stocks (cost $23,819,050)		29,242,968
Total investments: 97.0% (cost $23,819,050)		29,242,968
Other assets in excess of liabilities: 3.0%		889,917
Net assets: 100.0%		$30,132,885

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS U.S. Sustainable Equity Fund

Portfolio of investments

December 31, 2020 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$29,242,968	$—	$—	$29,242,968

At December 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Portfolio performance

For the six months ended December 31, 2020, Class A shares of UBS Municipal Bond Fund (the "Fund") returned 2.63% (Class A shares returned 0.32% after the deduction of the maximum sales charge), while Class P shares returned 2.67%. For comparison purposes, the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"), returned 3.07%, and the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index returned -0.20% over the same time period. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 82; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return during the reporting period, but underperformed its benchmark. This was partially due to yield curve positioning and its positioning in a number of sectors.

Portfolio performance summary1

What worked:

•  Yield curve positioning along some portions of the curve contributed to performance. In particular, overweights to the 10 and 20 year portions of the curve were beneficial for performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  Our quality biases were positive in certain ratings categories. An overweight to relatively higher quality A-rated securities was positive for results

•  An underweight to the housing sector and an overweight to the leasing sector were beneficial for relative results.

•  Security selection, overall, was a modest contributor for performance.

What didn't work:

•  Allocations to certain portions of the yield curve detracted from performance. Having an underweight to the 22+ year portion of the curve was negative for relative results.

•  Underweights in the hospital and industrial development revenue/polution control revenue sectors detracted from performance relative to the benchmark.

•  An underweight to lower quality BBB-rated securities was a headwind for relative returns. An overweight to AA-rated securities was also a drag on returns.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2020. The views and opinions in the letter were current as of February 12, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Municipal Bond Fund

Average annual total returns for periods ended 12/31/20 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	2.63%	4.70%	3.32%	3.33%
Class P3	2.67	4.98	3.58	3.57
After deducting maximum sales charge
Class A2	0.32%	2.32%	2.86%	2.94%
Bloomberg Barclays Municipal Bond Index[4]	3.07	5.21	3.91	3.88
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[5]	(0.20)	3.09	3.17	3.69

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2020 prospectuses were as follows: Class A—1.00% and 0.65%; Class P—0.74% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 0.65% for Class A shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Municipal Bond Fund and the indices is November 10, 2014.

2  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Portfolio statistics—December 31, 2020 (unaudited)1

Summary of municipal securities by state

Municipal bonds	Percentage of net assets
Arizona	1.1%
California	2.2
Connecticut	6.1
District of Columbia	1.7
Florida	8.0
Georgia	1.7
Illinois	5.3
Maryland	3.3
Massachusetts	7.0
Michigan	2.9
Minnesota	3.9
Mississippi	0.3
Missouri	0.6
Nevada	1.9
New Jersey	2.3
New York	21.0
Ohio	1.3
Oregon	1.5
Pennsylvania	5.5
South Carolina	1.0
Texas	16.1
Virginia	1.1
Washington	3.4
Total municipal bonds	99.2%
Short-term investments	0.1
Total investments	99.3%
Other assets in excess of liabilities	0.7
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount	Value
Municipal bonds: 99.2%
Arizona: 1.1%
Salt River Project Agricultural Improvement & Power District, Arizona Electric System Revenue Bonds, Series A, 5.000%, due 01/01/45	$1,000,000	$1,334,500
California: 2.2%
City of Irvine CA Reassessment District No. 05-21 Limited Obligation Improvement Bonds Act, 1915 0.060%, due 09/02/50[1,2]	100,000	100,000
City of Irvine CA Reassessment District No. 85-7A Limited Obligation Improvement Bonds Act, 1915, Series A, 0.060%, due 09/02/32[2]	780,000	780,000
State of California, GO Bonds 5.000%, due 03/01/35	1,000,000	1,344,610
Series A-1, 0.050%, due 05/01/33[2]	100,000	100,000
Series A3, 0.050%, due 05/01/34[2]	300,000	300,000
		2,624,610
Connecticut: 6.1%
State of Connecticut Special Tax Revenue, Transportation Infrastructure Revenue Bonds, Series A, 5.000%, due 01/01/30	1,665,000	2,119,495
State of Connecticut, GO Bonds, Series A, 5.000%, due 04/15/25	1,250,000	1,491,563
Series C, 5.000%, due 06/15/23	1,000,000	1,113,920
Series F, 5.000%, due 09/15/25	2,140,000	2,592,610
		7,317,588
District of Columbia: 1.7%
District of Columbia Revenue Bonds, Series A, 5.000%, due 03/01/31	1,465,000	1,983,639
Florida: 8.0%
Miami-Dade County Revenue Bonds 5.000%, due 10/01/26	1,000,000	1,245,180
Miami-Dade County, Transit System Revenue Bonds, Series A, 5.000%, due 07/01/43	1,000,000	1,315,420
School Board of St. Lucie County, Sales Tax Revenue Bonds, AGM 5.000%, due 10/01/26	1,020,000	1,231,313
School Board of Volusia County, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,142,440
	Face amount	Value
Municipal bonds—(continued)
Florida—(concluded)
School District of Broward County, COP, Series B, 5.000%, due 07/01/30	$2,000,000	$2,345,620
School District of Palm Beach County, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,190,150
The School Board of Miami-Dade County, COP, Series A,
5.000%, due 05/01/31	1,000,000	1,173,140
		9,643,263
Georgia: 1.7%
Brookhaven Development Authority, Children's Healthcare of Atlanta Revenue Bonds, Series A, 5.000%, due 07/01/29	1,500,000	2,020,080
Illinois: 5.3%
Chicago O'Hare International Airport Revenue Bonds, Series B, 5.000%, due 01/01/30	1,000,000	1,159,860
Series B, 5.000%, due 01/01/31	1,050,000	1,214,724
Illinois Finance Authority, Clean Water Initiative Revolving Fund Revenue Bonds 5.000%, due 07/01/37	1,000,000	1,309,080
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.000%, due 01/01/27	1,000,000	1,231,530
Railsplitter Tobacco Settlement Authority Revenue Bonds 5.000%, due 06/01/25	1,235,000	1,467,501
		6,382,695
Maryland: 3.3%
County of Anne Arundel MD, Consolidated Water and Sewer, GO Bonds 5.000%, due 10/01/38	1,000,000	1,322,080
State of Maryland, GO Bonds, Series A, 5.000%, due 08/01/30	1,000,000	1,356,270
Washington Suburban Sanitary Commission, Consolidated Public Improvement Revenue Bonds 5.000%, due 06/01/29	1,000,000	1,319,610
		3,997,960

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Massachusetts: 7.0%
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds 5.000%, due 07/01/45	$4,000,000	$5,247,560
The Commonwealth of Massachusetts, GO Bonds, Series A, 5.000%, due 01/01/40	1,500,000	1,880,385
Series B, 5.000%, due 07/01/36	1,000,000	1,296,240
		8,424,185
Michigan: 2.9%
Michigan Finance Authority, Trinity Health Credit Group, Hospital Revenue Bonds, Series A, 5.000%, due 12/01/35	1,000,000	1,255,840
Michigan State Building Authority Revenue Bonds, Series I, 5.000%, due 10/15/29	1,800,000	2,236,806
		3,492,646
Minnesota: 3.9%
State of Minnesota, GO Bonds, Series A, 5.000%, due 08/01/33	1,350,000	1,811,673
Series A, 5.000%, due 08/01/33	1,080,000	1,484,730
Series A, 5.000%, due 08/01/36	1,000,000	1,330,910
		4,627,313
Mississippi: 0.3%
Mississippi Business Finance Corp. Gulf Opportunity Zone Industrial Development Revenue Bonds, Series G, 0.100%, due 11/01/35[2]	300,000	300,000
Missouri: 0.6%
Missouri State Health & Educational Facilities Authority Educational Facilities (Washington University) Revenue Bonds, Series B, 0.090%, due 03/01/40[2]	700,000	700,000
Nevada: 1.9%
County of Clark Department of Aviation, Las Vegas-McCarran International Airport Revenue Bonds, Series C, 5.000%, due 07/01/27	1,815,000	2,304,651
	Face amount	Value
Municipal bonds—(continued)
New Jersey: 2.3%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series AA, 5.000%, due 06/15/27	$1,500,000	$1,631,190
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	1,000,000	1,152,250
		2,783,440
New York: 21.0%
City of New York, GO Bonds, Series B-1, 5.000%, due 10/01/42	1,200,000	1,523,832
Subseries F-1, 5.000%, due 04/01/40	1,000,000	1,239,630
Metropolitan Transportation Authority Dedicated Tax Fund Revenue Bonds, Series A-1, 0.110%, due 11/01/31[2]	495,000	495,000
Metropolitan Transportation Authority Revenue Bonds, Subseries B-2A, 5.000%, due 05/15/21	1,060,000	1,071,119
New York City Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series EE, 5.000%, due 06/15/33	1,000,000	1,269,210
Series EE, 5.000%, due 06/15/40	1,000,000	1,269,060
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution Revenue Bonds, Series DD-2, 0.100%, due 06/15/43[2]	500,000	500,000
Series EE2, 5.000%, due 06/15/40	1,200,000	1,545,972
Series FF, 5.000%, due 06/15/39	2,000,000	2,531,300
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A-2, 5.000%, due 08/01/38	1,000,000	1,229,190
Series A-4, 0.100%, due 08/01/43[2]	3,130,000	3,130,000
Series E-4, 0.100%, due 02/01/45[2]	400,000	400,000
New York State Dormitory Authority, State Sales Tax Revenue Bonds, Series A, 5.000%, due 03/15/43	1,500,000	1,860,885

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
New York State Urban Development Corp., Sales Tax Revenue Bonds, Series A, 5.000%, due 03/15/41	$4,060,000	$5,198,221
New York State Urban Development Corp., State Personal Income Tax Revenue Bonds, Series A, 5.000%, due 03/15/36	1,500,000	1,905,030
		25,168,449
Ohio: 1.3%
State of Ohio, GO Bonds, Series A, 5.000%, due 06/15/30	1,110,000	1,539,193
Oregon: 1.5%
Tri-County Metropolitan Transportation District of Oregon Revenue Bonds, Series A, 5.000%, due 09/01/43	1,500,000	1,852,950
Pennsylvania: 5.5%
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds 5.000%, due 06/01/24	1,625,000	1,867,791
Pennsylvania Turnpike Commission Revenue Bonds, 2nd Series, 5.000%, due 12/01/30	1,750,000	2,175,110
Series 2017-3, 5.000%, due 12/01/28	1,000,000	1,256,920
Series A-2, 5.000%, due 12/01/28	1,000,000	1,292,280
		6,592,101
South Carolina: 1.0%
South Carolina Public Service Authority Revenue Bonds, Series A, 5.000%, due 12/01/26	1,010,000	1,202,435
Texas: 16.1%
County of Williamson TX, GO Bonds 5.000%, due 02/15/29	1,000,000	1,338,080
Dallas and Fort Worth International Airport Revenue Bonds, Series A, 5.000%, due 11/01/29	1,100,000	1,467,752
Harris County Health Facilities Development Corp., Methodist Hospital Revenue Bonds, Series A-1, 0.090%, due 12/01/41[2]	995,000	995,000
Series A-2, 0.090%, due 12/01/41[2]	1,025,000	1,025,000
	Face amount	Value
Municipal bonds—(concluded)
Texas—(concluded)
Lower Colorado River Authority Refunding LCRA Transmission Services Revenue Bonds 5.000%, due 05/15/31	$1,000,000	$1,308,990
Lower Neches Valley Texas Authority Industrial Development Corp., (ExxonMobil Project) Revenue Bonds 0.070%, due 11/01/38[2]	3,100,000	3,100,000
North Texas Tollway Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	3,030,000	3,424,324
North Texas Tollway Authority Second Tier Revenue Bonds, Series B, 5.000%, due 01/01/29	1,140,000	1,496,307
State of Texas, Transitional Revenue Bonds 4.000%, due 08/26/21	3,740,000	3,833,201
The University of Texas System Revenue Bonds, Series A, 5.000%, due 08/15/38	1,000,000	1,311,330
		19,299,984
Virginia: 1.1%
County of Fairfax VA, GO Bonds, Series A, 5.000%, due 10/01/29	1,000,000	1,272,690
Washington: 3.4%
State of Washington, GO Bonds, Series A, 5.000%, due 08/01/33	1,340,000	1,830,413
Series D, 5.000%, due 06/01/38	1,725,000	2,284,159
		4,114,572
Total municipal bonds (cost $112,575,243)		118,978,944
	Number of shares
Short-term investments: 0.1%
Investment companies: 0.1%
State Street Institutional U.S. Government Money Market Fund, 0.03%[3] (cost $126,120)	126,120	126,120
Total investments: 99.3% (cost $112,701,363)		119,105,064
Other assets in excess of liabilities: 0.7%		819,164
Net assets: 100.0%		$119,924,228

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Municipal bonds	$—	$118,978,944	$—	$118,978,944
Short-term investments	—	126,120	—	126,120
Total	$—	$119,105,064	$—	$119,105,064

At December 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $100,000, represented 0.1% of the Fund's net assets at period end.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Rates shown reflect yield at December 31, 2020.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Portfolio performance

For the six months ended December 31, 2020 (the "reporting period"), Class P shares of UBS Sustainable Development Bank Bond Fund (the "Fund") returned 0.08%, while Class P2 shares returned 0.27% from their inception date of October 30, 2020. For comparison purposes, the Bloomberg Barclays U.S. Treasury Index (the "Index") returned -0.66% during the six months ended December 31, 2020. The Fund's secondary benchmark, the Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index, retuned 0.09% during the reporting period. Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Fund overview

The Fund seeks current income. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and/or instruments that provide exposure to bonds issued by development banks. Development banks are financial organizations formed by government entities to promote economic and social development.

The development bank bond market typically follows high-quality US government bonds. As each of the global Multilateral Development Banks ("MDB") are supranational entities backed by multiple member governments, MDBs historically have a similar credit profile to major sovereign issuers, such as the US government. Consequently, MDB bonds have generally delivered comparable returns to US Treasurys.

Market review

After a very volatile first half of 2020, financial markets calmed down as the reporting period progressed. With countries coming out of their lockdowns, global economies started to recover. Financial markets continued their recovery as well. Against this backdrop, both the equity and corporate bond markets generated good performance.

This positive sentiment kept on and markets ended 2020 on a high note, boosted by the start of vaccination programs in the US and UK, along with optimism over the broader global rollout. That more than offset concerns over rising COVID-19 infections, stricter restrictions in many parts of the world, and the emergence of a new faster-spreading strain of the virus.

In this risk friendly environment, US Treasurys underperformed riskier parts of the US fixed income markets. Ten-year US Treasury yields rose from 0.66% at the start of the reporting period to 0.91%.

Sustainable development banks (SDB) were able to outperform US Treasurys during the reporting period. The risk-on sentiment led to a tightening of credit spreads of SDB bonds versus Treasurys.

UBS Sustainable Development Bank Bond Fund

Portfolio performance summary

The Fund is passively managed and seeks to minimize tracking error relative to its secondary benchmark (before fees and expenses), which is constructed from a blend of two market indexes designed to measure the performance of the US dollar-denominated multilateral development bank bond market. During the reporting period, the Fund generated flat performance relative to its secondary benchmark. Transaction costs associated with the management of the Fund's portfolio, as well as fees and expenses were covered by an outperformance of some out of benchmark holdings. Additionally, the performance deviation between the Fund and the primary index is explained by the longer duration of the Index, as well as a slightly higher credit-quality.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2020. The views and opinions in the letter were current as of February 12, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Sustainable Development Bank Bond Fund

Average annual total returns for periods ended 12/31/20 (unaudited)

	6 months	1 year	Inception[1]
Class P2	0.08%	6.80%	7.22%
Class P2[5]	N/A	N/A	0.27
Bloomberg Barclays U.S. Treasury Index[3]	(0.66)	8.00	8.15
Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index.[4]	0.09	6.89	7.49

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2020 prospectuses were as follows: Class P—1.07% and 0.25%; Class P2—1.07% and 0.15%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 0.25% for Class P shares and 0.15% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Sustainable Development Bank Bond Fund is October 24, 2018. Benchmark's inception return is based on Class P inception date.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Bloomberg Barclays US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index is a composite index, constructed from a blend of two market indexes designed to measure the performance of the US dollar denominated multilateral development bank bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

5  Inception date of Class P2 of UBS Sustainable Development Bank Bond Fund is October 30, 2020.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Sustainable Development Bank Bond Fund

Portfolio statistics—December 31, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
Inter-American Development Bank, 2.250% due 06/18/29	7.9%
International Bank for Reconstruction & Development, 2.500% due 11/22/27	4.8
International Bank for Reconstruction & Development, 0.750% due 08/26/30	4.7
International Bank for Reconstruction & Development, 0.875% due 05/14/30	4.6
International Bank for Reconstruction & Development, 1.750% due 10/23/29	4.5
Inter-American Development Bank, 3.125% due 09/18/28	4.1
International Bank for Reconstruction & Development, 1.875% due 10/27/26	3.4
International Development Association, 0.750% due 06/10/27	3.1
Asian Infrastructure Investment Bank/The, 2.250% due 05/16/24	3.0
Nordic Investment Bank, 2.875% due 07/19/23	2.9
Total	43.0%

Sector allocation

Percentage of net assets
Non-U.S. Government agency obligations	98.5%
Short-term investments	1.0
Investment of cash collateral from securities loaned	5.2
Total investments	104.7%
Liabilities in excess of other assets	(4.7)
Total	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount	Value
Non-U.S. Government agency obligations: 98.5%
Supranationals: 98.5%
African Development Bank, (Series GDIF), 0.500%, due 04/22/22	$100,000	$100,402
0.750%, due 04/03/23	200,000	202,364
(Series GDIF), 1.250%, due 07/26/21	500,000	502,960
3.000%, due 09/20/23	500,000	537,007
7.375%, due 04/06/23	300,000	346,510
African Development Bank, GMTN 1.625%, due 09/16/22	100,000	102,381
Agence Francaise de Developpement, EMTN 2.750%, due 03/22/21[1]	800,000	804,296
2.750%, due 01/22/22[1]	200,000	205,218
Asian Development Bank, GMTN 0.750%, due 10/08/30	100,000	97,409
1.750%, due 09/19/29	500,000	533,008
1.875%, due 01/24/30	550,000	592,014
2.500%, due 11/02/27	200,000	223,212
2.750%, due 01/19/28	240,000	272,028
3.125%, due 09/26/28	500,000	585,284
Asian Infrastructure Investment Bank/The 0.500%, due 05/28/25	600,000	600,636
2.250%, due 05/16/24	1,400,000	1,488,780
Corp. Andina de Fomento 2.125%, due 09/27/21	125,000	126,409
4.375%, due 06/15/22	300,000	315,603
Council of Europe Development Bank 1.375%, due 02/27/25	750,000	779,858
2.500%, due 02/27/24	650,000	694,407
European Bank for Reconstruction & Development 0.500%, due 05/19/25	400,000	401,234
1.625%, due 09/27/24	100,000	104,824
European Bank for Reconstruction & Development, GMTN 1.500%, due 02/13/25	950,000	993,056
1.875%, due 02/23/22	100,000	101,904
2.750%, due 03/07/23	550,000	580,122
European Investment Bank 0.625%, due 07/25/25	250,000	252,338
0.625%, due 10/21/27	200,000	198,351
1.875%, due 02/10/25[2]	1,200,000	1,273,814
2.625%, due 03/15/24[2]	425,000	457,073
IDB Trust Services Ltd. 0.908%, due 06/25/25[1]	200,000	200,678
2.843%, due 04/25/24[1]	400,000	427,850
3.389%, due 09/26/23[1]	800,000	859,324
IDB Trust Services Ltd., EMTN 2.393%, due 04/12/22[1]	200,000	204,379
Inter-American Development Bank 0.625%, due 07/15/25	650,000	655,149
0.625%, due 09/16/27	300,000	297,348
0.875%, due 04/03/25	400,000	407,666
2.000%, due 07/23/26	450,000	484,106
2.125%, due 01/15/25	500,000	534,460
	Face amount	Value
Non-U.S. Government agency obligations—(concluded)
Supranationals—(concluded)
2.250%, due 06/18/29	$3,500,000	$3,858,740
2.375%, due 07/07/27	1,285,000	1,417,530
3.125%, due 09/18/28	1,700,000	1,985,269
Inter-American Development Bank, GMTN 1.750%, due 03/14/25	850,000	897,416
2.000%, due 06/02/26	1,250,000	1,346,420
Inter-American Investment Corp. 1.750%, due 10/02/24[1]	700,000	733,384
International Bank for Reconstruction & Development 0.750%, due 11/24/27	500,000	500,110
0.750%, due 08/26/30[2]	2,350,000	2,290,785
0.875%, due 05/14/30	2,250,000	2,225,577
(Series GDIF), 1.750%, due 10/23/29	2,060,000	2,195,956
(Series GDIF), 1.875%, due 10/27/26	1,550,000	1,663,282
(Series GDIF), 2.500%, due 07/29/25	600,000	655,665
(Series GDIF), 2.500%, due 11/22/27	2,110,000	2,351,823
International Development Association, (Series GDIF),
0.750%, due 06/10/27[1,2]	1,500,000	1,497,417
1.000%, due 12/03/30[1]	250,000	248,127
2.750%, due 04/24/23[1]	525,000	555,119
International Finance Corp. 0.750%, due 08/27/30	400,000	390,192
International Finance Corp., GMTN 0.375%, due 07/16/25	550,000	548,171
1.375%, due 10/16/24	400,000	415,777
2.125%, due 04/07/26	775,000	840,887
Kreditanstalt fuer Wiederaufbau 0.750%, due 09/30/30	650,000	634,809
2.000%, due 05/02/25[2]	600,000	641,962
2.875%, due 04/03/28	600,000	690,434
Nordic Investment Bank 2.250%, due 05/21/24	600,000	639,346
2.875%, due 07/19/23[2]	1,350,000	1,440,049
Total Non-U.S. government agency obligations (cost $46,512,394)		48,207,709
	Number of shares
Short-term investments: 1.0%
Investment companies: 1.0%
State Street Institutional U.S. Government Money Market Fund, 0.03%[3] (cost $490,951)	490,951	490,951

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned: 5.2%
Money market funds: 5.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%[3] (cost $2,557,539)	2,557,539	$2,557,539
Total investments: 104.7% (cost $49,560,884)		51,256,199
Liabilities in excess of other assets: (4.7)%		(2,281,343)
Net assets: 100.0%		$48,974,856

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Non-U.S. Government agency obligations	$—	$48,207,709	$—	$48,207,709
Short-term investments	—	490,951	—	490,951
Investment of cash collateral from securities loaned	—	2,557,539	—	2,557,539
Total	$—	$51,256,199	$—	$51,256,199

At December 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Security, or portion thereof, was on loan at the period end.

3  Rates shown reflect yield at December 31, 2020.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Portfolio performance:

For the six months ended December 31, 2020, Class A shares of UBS Total Return Bond Fund (the "Fund") returned 2.87% (Class A shares returned -0.99% after the deduction of the maximum sales charge), while Class P shares returned 3.00%. For comparison purposes, the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") returned 1.29%. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 96; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. A number of credit derivatives, including credit-default swaps and index (CDX) options, were used to manage the Fund's credit exposure. For active currency management, we utilized foreign exchange (FX) forwards. For managing interest rate exposure, we utilized interest rate futures during the reporting period. Derivatives were just one tool, among others, that we used to implement our overall strategy. Looking at the impact of derivatives in isolation is not very meaningful and could potentially be misleading, as often times they are used as a complement or risk mitigant to other existing positions in the portfolio.

Portfolio performance summary:

What Worked:

•  Commercial mortgage-backed securities (CMBS): Exposure to CMBS was a positive driver of performance during the reporting period.

•  Asset-backed securities (ABS): Exposure to ABS was additive for results during the reporting period.

•  Sector allocation—emerging markets: Exposure to emerging markets in both hard currency and emerging market FX contributed.

•  Security selection: corporates—Security selection within corporate debt contributed to performance.

What Didn't Work:

•  Duration management: The Fund's duration exposure and yield curve positioning relative to the index detracted from performance during the reporting period.

•  Sector allocation—MBS : The Fund's relative exposure to mortgage-backed securities detracted from performance.

•  Derivatives—Credit derivatives detracted from performance over the period, particularly when used as a hedge to existing credit exposures given the consistent rally in spreads.

UBS Total Return Bond Fund

Market outlook

In financial markets, risk assets and reflationary measures appear well supported. This is buoyed by the better than anticipated economic data in general, as well as pent-up demand from the prior quarters. The near term economic outlook is less certain, as "shut downs" are again being implemented by entire countries and economically important areas such as California in the U.S. We believe this will reinforce the ongoing support by the Federal Reserve, along with the addition of fiscal policy measures. This theme appears further supported with the Georgia senate elections, as the Democrats picked up two more seats in the Senate, giving the tie breaking vote to the democrat Vice President Harris. We thus remain upbeat as policymakers now appear set to be working in concert to mitigate the downside risks in this uncertain economic time.

We remain generally upbeat on risk assets and expect continued outperformance, but at a slower pace. We maintain our view that monetary policy will remain accommodative, thus supporting securitized credit, corporate credit, and equities. Although we have favored Treasury Inflation-Protected Securities (TIPS) in some strategies, we are close to flat and look to reengage at slightly lower levels from the current 10-year break-even rate of 2.00%. We have incrementally increased risk over the past month and are set to take advantage of anticipated volatility. We are encouraged that the US dollar has shown clear signs of weakness, as this may further support emerging debt markets and currencies. Financial conditions are easy and will likely further benefit from the very strong demand verses supply dynamics that are also supporting risk assets. Our bias in risk assets continues to favor higher credit quality sectors, as we fear some industries and credits may ultimately face the stress of extended below trend growth, high leverage and stretched valuations looking forward into the first quarter of 2021.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2020. The views and opinions in the letter were current as of February 12, 2021. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Total Return Bond Fund

Average annual total returns for periods ended 12/31/20 (unaudited)

	6 months	1 year	5 years	10 years or Inception[1]
Before deducting maximum sales charge
Class A1	2.87%	6.25%	N/A	3.56%
Class P3	3.00	6.51	4.42%	4.51
After deducting maximum sales charge
Class A2	(0.99)%	2.25%	N/A	2.64%
Bloomberg Barclays US Aggregate Index[4]	1.29	7.51	4.44%	3.79

The annualized gross and net expense ratios as in the October 28, 2020 prospectuses were as follows: Class A—1.60% and 0.76%; Class P—1.39% and 0.51%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2021, do not exceed 0.75% for Class A shares and 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of A shares of UBS Total Return Bond Fund and the index is September 29, 2016. 10 years fund performance is shown for Class P Shares, and the 10 years index performance of the Bloomberg Barclays US Aggregate Index is 3.84%. The Fund's Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio management team. The Funds have generally similar investment objectives and strategies. Therefore, the information shown above reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization. The performance information shown for periods prior to the Reorganization is for the Predecessor Fund and may not be representative of performance of the Fund.

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, assetbacked and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

A temporary redemption fee of 2% was imposed on sales of Class P shares of the Fund between May 23, and August 22, 2016.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Portfolio statistics—December 31, 2020 (unaudited)1

Top ten holdings

Percentage of net assets
UMBS TBA, 2.000%	3.2%
U.S. Treasury Notes, 0.625% due 05/15/30	2.3
UMBS TBA, 2.500%	2.2
New Zealand Government Bond, 1.500% due 05/15/31	2.0
U.S. Treasury Notes, 0.250% due 10/31/25	2.0
U.S. Treasury Notes, 0.875% due 11/15/30	1.7
State of California, GO Bonds, 7.300% due 10/01/39	1.1
JPMorgan Chase & Co., 3.875% due 09/10/24	1.0
AT&T, Inc., 4.300% due 02/15/30	1.0
Morgan Stanley, 4.875% due 11/01/22	1.0
Total	17.5%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	93.7%
United Kingdom	2.5
New Zealand	2.0
Canada	1.1
Brazil	0.8
Total	100.1%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Industry diversification—December 31, 2020 (unaudited)1

Corporate bonds	Percentage of net assets
Agriculture	0.1%
Airlines	0.3
Auto manufacturers	1.5
Banks	10.9
Beverages	0.6
Biotechnology	1.1
Chemicals	1.6
Commercial services	0.6
Computers	0.6
Diversified financial services	2.4
Electric	2.4
Food	0.3
Healthcare-products	0.1
Insurance	1.8
Internet	0.4
Media	1.5
Mining	0.1
Miscellaneous manufacturers	1.6
Oil & gas	2.6
Packaging & containers	0.6
Pharmaceuticals	1.1
Pipelines	1.9
Real estate investment trust	0.6
Retail	0.6
Semiconductors	1.1
Software	1.7
Telecommunications	2.6
Transportation	0.5
Total corporate bonds	41.2%
Asset-backed securities	15.3
Mortgage-backed securities	13.8
Municipal bonds	1.8
Non-U.S. government agency obligations	4.3
U.S. government agency obligations	17.2
U.S. Treasury obligations	8.0
Short-term investments	3.0
Investment of cash collateral from securities loaned	1.8
Total investments	106.4%
Liabilities in excess of other assets	(6.4)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount	Value
Asset-backed securities: 15.3%
United States: 15.3%
American Credit Acceptance Receivables Trust, Series 2018-1, Class D, 3.930%, due 04/10/24[1]	$89,356	$90,515
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D, 3.820%, due 03/18/24	100,000	105,179
CCG Receivables Trust, Series 2020-1, Class C, 1.840%, due 12/14/27[1]	150,000	152,344
CPS Auto Receivables Trust, Series 2019-B, Class B, 3.090%, due 04/17/23[1]	34,974	35,187
CPS Auto Trust, Series 2018-C, Class D, 4.400%, due 06/17/24[1]	150,000	155,334
Dell Equipment Finance Trust, Series 2018-1, Class D, 3.850%, due 06/24/24[1]	120,000	121,317
Series 2020-2, Class D, 1.920%, due 03/23/26[1]	150,000	151,347
Drive Auto Receivables Trust, Series 2017-1, Class D, 3.840%, due 03/15/23	28,307	28,646
Series 2018-1, Class D, 3.810%, due 05/15/24	308,258	314,347
Series 2018-2, Class D, 4.140%, due 08/15/24	200,000	205,781
Series 2018-3, Class D, 4.300%, due 09/16/24	300,000	310,532
Series 2018-4, Class D, 4.090%, due 01/15/26	150,000	155,765
DT Auto Owner Trust, Series 2018-1A, Class D, 3.810%, due 12/15/23[1]	91,295	92,537
Series 2018-3A, Class B, 3.560%, due 09/15/22[1]	9,905	9,917
Exeter Automobile Receivables Trust, Series 2018-1A, Class D, 3.530%, due 11/15/23[1]	100,000	102,433
Series 2018-2A, Class C, 3.690%, due 03/15/23[1]	145,804	146,490
Series 2019-2A, Class C, 3.300%, due 03/15/24[1]	100,000	102,084
HPEFS Equipment Trust, Series 2019-1A, Class D, 2.720%, due 09/20/29[1]	200,000	204,449
Series 2020-1A, Class D, 2.260%, due 02/20/30[1]	200,000	201,937
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%, 1.403%, due 03/17/37 [1,2]	100,000	99,917
	Face amount	Value
Asset-backed securities—(concluded)
United States—(concluded)
Series 2018-SFR2, Class D, 1 mo. USD LIBOR + 1.450%, 1.609%, due 06/17/37 [1,2]	$149,970	$149,645
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class C, 3.850%, due 10/14/25[1]	300,000	307,061
OneMain Financial Issuance Trust, Series 2019-1A, Class A, 3.480%, due 02/14/31[1]	225,000	226,982
Series 2020-2A, Class A, 1.750%, due 09/14/35[1]	100,000	101,793
Series 2020-2A, Class B, 2.210%, due 09/14/35[1]	150,000	152,096
PSNH Funding LLC, Series 2018-1, Class A3, 3.814%, due 02/01/35	175,000	205,321
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class B, 0.770%, due 12/15/25[1]	275,000	276,398
Santander Drive Auto Receivables Trust, Series 2017-2, Class D, 3.490%, due 07/17/23	238,570	241,456
Series 2017-3, Class D, 3.200%, due 11/15/23	225,000	228,921
Series 2018-4, Class D, 3.980%, due 12/15/25	225,000	234,775
Sofi Consumer Loan Program Trust, Series 2017-6, Class B, 3.520%, due 11/25/26[1]	225,000	231,032
Series 2018-1, Class B, 3.650%, due 02/25/27[1]	100,000	102,871
Series 2018-2, Class A2, 3.350%, due 04/26/27[1]	18,160	18,211
Series 2018-2, Class B, 3.790%, due 04/26/27[1]	125,000	127,716
Series 2018-3, Class B, 4.020%, due 08/25/27[1]	125,000	128,430
Tesla Auto Lease Trust, Series 2020-A, Class B, 1.180%, due 01/22/24[1]	100,000	101,312
Series 2020-A, Class D, 2.330%, due 02/20/24[1]	100,000	102,399
Total asset-backed securities (cost $5,595,420)		5,722,477
Corporate bonds: 41.2%
Belgium: 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900%, due 02/01/46	165,000	214,739
Brazil: 0.8%
Petrobras Global Finance BV 7.375%, due 01/17/27	250,000	310,000

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
Canada: 1.0%
Cenovus Energy, Inc. 5.400%, due 06/15/47	$80,000	$93,777
NOVA Chemicals Corp. 5.250%, due 08/01/23[1]	210,000	211,050
Rogers Communications, Inc. 5.000%, due 03/15/44	60,000	82,142
		386,969
Colombia: 0.2%
Ecopetrol SA 5.375%, due 06/26/26	70,000	80,478
Germany: 0.4%
Deutsche Bank AG 4.250%, due 02/04/21	150,000	150,405
Israel: 0.2%
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21[3]	57,000	57,534
Luxembourg: 0.5%
INEOS Group Holdings SA 5.625%, due 08/01/24[1,3]	200,000	202,750
Netherlands: 0.2%
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26[1]	65,000	74,412
Peru: 0.2%
Southern Copper Corp. 6.750%, due 04/16/40[3]	40,000	59,775
United Kingdom: 2.5%
Barclays PLC 4.836%, due 05/09/28	200,000	231,152
HSBC Holdings PLC 6.500%, due 09/15/37	100,000	146,172
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	228,692
Natwest Group PLC 3.875%, due 09/12/23	250,000	271,241
Reynolds American, Inc. 7.250%, due 06/15/37	35,000	48,594
		925,851
United States: 34.6%
Abbott Laboratories 3.750%, due 11/30/26	45,000	52,702
ADT Security Corp./The 3.500%, due 07/15/22	140,000	143,675
AEP Texas, Inc., Series E, 6.650%, due 02/15/33	50,000	69,605
Series G, 4.150%, due 05/01/49	50,000	61,794
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Alabama Power Co. 6.000%, due 03/01/39	$100,000	$148,603
Allstate Corp./The, Series B, (fixed, converts to FRN on 08/15/23), 5.750%, due 08/15/53	25,000	26,751
Ally Financial, Inc. 4.125%, due 02/13/22[3]	100,000	103,846
4.625%, due 05/19/22	100,000	105,402
American International Group, Inc. 2.500%, due 06/30/25	50,000	53,739
Amgen, Inc. 4.663%, due 06/15/51	50,000	68,082
Aon PLC 4.750%, due 05/15/45	50,000	67,714
Apple, Inc. 4.650%, due 02/23/46	100,000	141,919
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.250%, due 04/30/25[1]	200,000	211,000
AT&T, Inc. 3.800%, due 12/01/57[1]	58,000	60,239
4.300%, due 02/15/30	316,000	377,468
Bank of America Corp. 5.700%, due 01/24/22	350,000	369,892
6.110%, due 01/29/37	125,000	181,876
Bank of America Corp. MTN 4.200%, due 08/26/24	150,000	168,269
Bank of New York Mellon Corp./The, MTN 1.600%, due 04/24/25	100,000	104,527
Berkshire Hathaway Energy Co. 4.450%, due 01/15/49	100,000	132,804
Biogen, Inc. 4.050%, due 09/15/25	100,000	114,572
5.200%, due 09/15/45	50,000	67,794
Boston Properties LP, REIT 2.750%, due 10/01/26	210,000	228,896
BP Capital Markets America, Inc. 3.017%, due 01/16/27	50,000	55,146
Bristol-Myers Squibb Co. 3.200%, due 06/15/26	150,000	168,724
4.125%, due 06/15/39	50,000	63,682
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125%, due 01/15/25	30,000	32,388
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	50,000	72,126
Burlington Resources LLC 7.200%, due 08/15/31[3]	100,000	150,540
CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, due 05/01/26[1]	150,000	155,437
CenturyLink, Inc. 5.625%, due 04/01/25	200,000	215,750
Citigroup, Inc. 4.125%, due 07/25/28	50,000	58,467

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
5.500%, due 09/13/25	$300,000	$360,533
6.675%, due 09/13/43	25,000	40,651
Comcast Corp. 3.969%, due 11/01/47	88,000	110,031
4.600%, due 10/15/38	50,000	65,803
4.700%, due 10/15/48	50,000	69,550
CVS Health Corp. 4.300%, due 03/25/28	68,000	80,940
Delta Air Lines, Inc. 7.000%, due 05/01/25[1]	100,000	115,434
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	100,000	129,111
DuPont de Nemours, Inc. 4.725%, due 11/15/28	100,000	123,140
Eaton Corp. 2.750%, due 11/02/22	190,000	198,248
Energy Transfer Operating LP 5.500%, due 06/01/27	50,000	58,902
Enterprise Products Operating LLC 2.850%, due 04/15/21[3]	105,000	105,512
EOG Resources, Inc. 3.900%, due 04/01/35	50,000	58,626
Exelon Corp. 3.400%, due 04/15/26	150,000	168,915
4.450%, due 04/15/46	50,000	63,655
FedEx Corp. 4.550%, due 04/01/46	50,000	64,224
Fiserv, Inc. 3.200%, due 07/01/26	60,000	67,195
4.400%, due 07/01/49	50,000	66,858
Ford Motor Credit Co. LLC 4.542%, due 08/01/26	300,000	320,250
Fox Corp. 3.050%, due 04/07/25	25,000	27,346
5.576%, due 01/25/49	50,000	72,970
GE Capital International Funding Co. Unlimited Co. 3.373%, due 11/15/25	200,000	222,549
General Electric Co., Series D, (fixed, converts to FRN on 03/15/21), 5.000%, due 03/15/21[4]	99,000	91,799
General Motors Co. 6.600%, due 04/01/36	170,000	232,477
Gilead Sciences, Inc. 3.650%, due 03/01/26	75,000	85,207
4.750%, due 03/01/46	50,000	66,169
Goldman Sachs Group, Inc./The 5.150%, due 05/22/45	80,000	111,691
5.750%, due 01/24/22	305,000	322,377
Hillenbrand, Inc. 5.750%, due 06/15/25	200,000	216,000
Home Depot, Inc./The 2.125%, due 09/15/26	100,000	107,750
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Illinois Tool Works, Inc. 2.650%, due 11/15/26	$80,000	$88,379
International Lease Finance Corp. 5.875%, due 08/15/22	120,000	129,656
JPMorgan Chase & Co. (fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29	150,000	171,059
3.875%, due 09/10/24	350,000	391,840
Series I, 3 mo. USD LIBOR + 3.470%, 3.684%, due 04/30/21[2,4]	97,000	96,116
Kinder Morgan, Inc. 4.300%, due 03/01/28	100,000	117,229
5.550%, due 06/01/45	40,000	51,333
Kroger Co./The 6.900%, due 04/15/38	25,000	37,700
Liberty Mutual Group, Inc. 4.250%, due 06/15/23[1]	45,000	48,959
4.569%, due 02/01/29[1]	155,000	190,366
LYB International Finance BV 4.875%, due 03/15/44	50,000	62,819
Marathon Petroleum Corp. 4.750%, due 09/15/44	70,000	80,224
McDonald's Corp. MTN 4.875%, due 12/09/45	75,000	102,095
MetLife, Inc. 6.400%, due 12/15/36[3]	110,000	142,129
Microsoft Corp. 2.375%, due 02/12/22	250,000	255,573
2.525%, due 06/01/50	60,000	63,145
Morgan Stanley 4.300%, due 01/27/45	50,000	66,700
4.875%, due 11/01/22	350,000	377,055
Morgan Stanley, GMTN 4.350%, due 09/08/26	140,000	165,086
MPLX LP 4.875%, due 06/01/25[3]	70,000	80,839
Nabors Industries, Inc. 4.625%, due 09/15/21	150,000	135,000
Netflix, Inc. 5.500%, due 02/15/22	140,000	146,475
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	50,000	60,973
OneMain Finance Corp. 6.875%, due 03/15/25	200,000	232,250
Oracle Corp. 2.800%, due 04/01/27	100,000	110,245
4.000%, due 11/15/47	50,000	61,665
Prudential Financial, Inc. MTN 6.625%, due 06/21/40	50,000	77,139
QUALCOMM, Inc. 3.250%, due 05/20/27	60,000	68,078
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	200,000	235,734

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount	Value
Corporate bonds—(concluded)
United States—(concluded)
Seagate HDD Cayman 5.750%, due 12/01/34	$80,000	$94,231
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	27,000	27,352
Smithfield Foods, Inc. 3.350%, due 02/01/22[1]	80,000	81,098
Sunoco Logistics Partners Operations LP 5.400%, due 10/01/47	50,000	56,317
Synchrony Financial 4.500%, due 07/23/25	90,000	101,250
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[1]	60,000	74,905
Texas Instruments, Inc. 1.850%, due 05/15/22	220,000	224,406
Union Pacific Corp. 4.050%, due 11/15/45	40,000	49,137
Verizon Communications, Inc. 2.987%, due 10/30/56[1]	226,000	227,016
Virginia Electric and Power Co. 4.600%, due 12/01/48	50,000	70,126
Walt Disney Co./The 4.950%, due 10/15/45	50,000	69,722
Wells Fargo & Co. MTN (fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	70,000	77,608
Yale University, Series 2020, 1.482%, due 04/15/30	100,000	102,585
		12,958,956
Total corporate bonds (cost $14,121,691)		15,421,869
Mortgage-backed securities: 13.8%
United States: 13.8%
Angel Oak Mortgage Trust, Series 2019-5, Class A1, 2.593%, due 10/25/49[1,5]	119,883	121,364
Series 2020-4, Class A1, 1.469%, due 06/25/65[1,5]	167,412	168,165
Series 2020-R1, Class A1, 0.990%, due 04/25/53[1,5]	200,000	200,023
Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.649%, due 09/25/48[1,5]	61,880	63,088
Series 2019-4, Class A1, 2.993%, due 07/26/49[1,5]	143,786	145,133
Angel Oak Mortgage Trust LLC, Series 2020-5, Class A1,
1.373%, due 05/25/65[1,5]	109,065	109,824
BANK, Series 2018-BN15, Class A4, 4.407%, due 11/15/61[5]	150,000	180,807
	Face amount	Value
Mortgage-backed securities—(continued)
United States—(continued)
BBCMS Trust, Series 2015-SRCH, Class B, 4.498%, due 08/10/35[1]	$135,000	$151,270
BENCHMARK Mortgage Trust, Series 2018-B5, Class A3, 3.944%, due 07/15/51	100,000	117,011
Series 2019-B10, Class C, 3.750%, due 03/15/62	200,000	205,361
Series 2020-B20, Class AS, 2.375%, due 10/15/53	175,000	183,664
COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853%, due 03/25/65[1,5]	78,902	79,863
Series 2020-3, Class A1, 1.506%, due 04/27/65[1,5]	83,866	84,530
CSMC Trust, Series 2020-NQM1, Class A1, 1.208%, due 05/25/65[1,6]	200,258	200,871
Deephaven Residential Mortgage Trust, Series 2018-3A, Class A1, 3.789%, due 08/25/58[1,5]	82,370	82,751
FREMF Mortgage Trust, Series 2017-K64, Class B, 3.981%, due 05/25/50[1,5]	50,000	55,825
GB Trust, Series 2020-FLIX, Class C, 1 mo. USD LIBOR + 1.600%, 1.759%, due 08/15/37[1,2]	125,000	125,561
GS Mortgage Securities Trust, Series 2017-GS5, Class B, 4.047%, due 03/10/50[5]	200,000	222,260
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.382%, due 09/27/60[1,5]	108,379	108,953
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	200,000	217,873
Series 2015-C30, Class A5, 3.822%, due 07/15/48	170,000	191,957
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.732%, due 05/15/48	100,000	111,972
Series 2015-C24, Class AS, 4.036%, due 05/15/48[5]	75,000	83,339
Series 2016-C32, Class AS, 3.994%, due 12/15/49[5]	273,000	307,650
Series 2017-C34, Class C, 4.184%, due 11/15/52[5]	100,000	107,621
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class A1, 1.650%, due 05/24/60[1,5]	87,258	87,843

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount	Value
Mortgage-backed securities—(concluded)
United States—(concluded)
Residential Mortgage Loan Trust, Series 2019-3, Class A1, 2.633%, due 09/25/59[1,5]	$126,549	$128,682
Series 2020-2, Class A1, 1.654%, due 05/25/60[1,5]	107,732	108,654
RETL, Series 2019-RVP, Class C, 1 mo. USD LIBOR + 2.100%, 2.259%, due 03/15/36[1,2]	200,000	192,564
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E, 1 mo. USD LIBOR + 3.000%, 3.989%, due 06/15/33[1,2]	234,620	228,831
Starwood Retail Property Trust, Series 2014-STAR, Class C, 1 mo. USD LIBOR + 2.750%, 2.909%, due 11/15/27[1,2]	125,000	5,000
Verus Securitization Trust, Series 2019-1, Class A1, 3.836%, due 02/25/59[1,5]	92,007	92,482
Series 2019-3, Class A1, 2.784%, due 07/25/59[1,6]	98,998	101,218
Series 2019-4, Class A1, 2.642%, due 11/25/59[1,6]	95,759	97,979
Series 2020-4, Class A1, 1.502%, due 05/25/65[1,6]	90,152	90,810
Series 2020-5, Class A1, 1.218%, due 05/25/65[1,6]	93,230	93,360
Vista Point Securitization Trust, Series 2020-1, Class A1, 1.763%, due 03/25/65[1,5,7,8]	83,558	84,205
Series 2020-2, Class A1, 1.475%, due 04/25/65[1,5]	92,204	92,633
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.834%, due 05/15/51[5]	150,000	150,379
Total mortgage-backed securities (cost $5,173,295)		5,181,376
Municipal bonds: 1.8%
California: 1.3%
State Of California, Department Of Water Resources Central Valley Project Water System, Revenue Bonds
1.789%, due 12/01/35	100,000	98,497
State of California, GO Bonds 7.300%, due 10/01/39	250,000	412,657
		511,154
Hawaii: 0.2%
State of Hawaii, GO Bonds, Series FZ, 2.245%, due 08/01/38	75,000	76,009
	Face amount		Value
Municipal bonds—(concluded)
Texas: 0.3%
Texas Transportation Commission, GO Bonds 2.472%, due 10/01/44		$100,000	$100,547
Total municipal bonds (cost $632,799)			687,710
Non-U.S. government agency obligations: 4.3%
Colombia: 0.5%
Colombia Government International Bond 8.125%, due 05/21/24[3]		155,000	189,720
Indonesia: 0.4%
Indonesia Government International Bond 6.625%, due 02/17/37[1]		100,000	142,063
Mexico: 0.5%
Mexico Government International Bond, MTN 4.750%, due 03/08/44		150,000	178,462
New Zealand: 2.0%
New Zealand Government Bond 1.500%, due 05/15/31	NZD	1,000,000	754,756
Panama: 0.2%
Panama Government International Bond 3.870%, due 07/23/60		50,000	58,875
Turkey: 0.3%
Turkey Government International Bond 6.875%, due 03/17/36		100,000	108,750
Uruguay: 0.4%
Uruguay Government International Bond 7.625%, due 03/21/36		100,000	161,687
Total non-U.S. government agency obligations (cost $1,482,685)			1,594,313
U.S. government agency obligations: 17.2%
United States: 17.2%
FHLMC 2.500%, due 10/01/50		98,561	105,085
3.000%, due 09/01/43		94,114	102,362
3.500%, due 08/01/47		187,652	199,405
3.500%, due 11/01/47		205,833	218,030
4.000%, due 01/01/46		76,317	84,117
4.000%, due 05/01/47		75,057	80,975
4.000%, due 10/01/47		46,139	49,470
4.500%, due 04/01/46		77,875	87,600
FNMA 2.000%, due 01/01/36		125,000	130,729
2.000% due 12/31/99		250,000	259,681
2.500%, due 11/01/50		99,449	105,719
3.000%, due 02/01/33		152,563	160,317
3.000%, due 02/01/43		54,757	59,574
3.000%, due 05/01/43		62,181	67,480
3.000%, due 07/01/43		75,922	80,983

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

	Face amount	Value
U.S. government agency obligations—(concluded)
United States—(concluded)
3.000%, due 09/01/43	$117,192	$128,084
3.000%, due 05/01/46	90,779	95,531
3.000%, due 08/01/50	97,271	103,637
3.500%, due 04/01/32	68,200	75,051
3.500%, due 06/01/45	85,733	93,718
3.500%, due 06/01/46	149,438	163,327
3.500%, due 11/01/47	242,292	257,176
4.000%, due 09/01/40	80,546	87,803
4.000%, due 03/01/41	25,824	28,117
4.000%, due 12/01/43	133,363	149,726
4.000%, due 02/01/45	91,730	102,509
4.500%, due 02/01/44	18,594	21,060
4.500%, due 04/01/44	90,766	102,802
4.500%, due 12/01/44	16,716	18,796
4.500%, due 02/01/45	27,405	30,632
4.500%, due 06/01/46	133,499	151,049
4.500%, due 08/01/46	16,356	18,175
4.500%, due 05/01/47	49,332	54,224
4.500%, due 02/01/49	85,142	92,845
5.500%, due 03/01/33	25,799	29,999
5.500%, due 09/01/34	72,241	81,847
5.500%, due 11/01/34	24,270	28,507
6.000%, due 11/01/28	24,798	28,198
GNMA 6.500%, due 05/15/29	6,721	7,702
GNMA II 3.000%, due 09/20/44	50,266	53,461
3.000%, due 11/20/50	174,415	184,748
3.000%, due 12/20/50	150,000	159,491
3.500%, due 02/20/43	12,727	13,979
4.000%, due 06/20/44	8,821	9,738
4.000%, due 09/20/44	34,433	37,997
4.000%, due 05/20/45	8,684	9,546
5.000%, due 08/20/48	15,561	17,018
GNMA II TBA 2.500%	225,000	238,140
GNMA TBA 3.500%	100,000	105,977
UMBS TBA 1.500%	75,000	75,708
2.000%	925,000	958,952
2.500%	775,000	816,378
Total U.S. government agency obligations (cost $6,263,365)		6,423,175
	Face amount	Value
U.S. Treasury obligations: 8.0%
United States: 8.0%
U.S. Treasury Bonds 1.250%, due 05/15/50	$105,000	$95,041
2.000%, due 02/15/50	35,000	37,933
U.S. Treasury Notes 0.125%, due 04/30/22	375,000	375,088
0.250%, due 10/31/25	750,000	746,601
0.625%, due 05/15/30	890,000	869,558
0.625%, due 08/15/30	50,000	48,719
0.875%, due 11/15/30	625,000	622,559
1.750%, due 12/31/24	185,000	195,948
Total U.S. Treasury obligations (cost $2,990,668)		2,991,447
	Number of shares
Short-term investments: 3.0%
Investment companies: 3.0%
State Street Institutional U.S. Government Money Market Fund, 0.03%[9] (cost $1,117,791)	1,117,791	1,117,791
Investment of cash collateral from securities loaned: 1.8%
Money market funds: 1.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%[9] (cost $685,475)	685,475	685,475
Total investments: 106.4% (cost $38,063,189)		39,825,633
Liabilities in excess of other assets: (6.4)%		(2,390,323)
Net assets: 100.0%		$37,435,310

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,250	1,250,000	CDX North American High Yield 35 Index strike @ 104%, terminating 01/20/21	JPMCB	Pay	01/20/21	$9,500	$(775)	$8,725
USD	750	750,000	CDX North American High Yield 35 Index strike @ 105%, terminating 01/20/21	GS	Pay	01/20/21	4,538	(641)	3,897
USD	750	750,000	CDX North American High Yield 35 Index strike @ 106%, terminating 02/17/21	BB	Pay	02/17/21	5,925	(3,347)	2,578
	Total swaptions written						$19,963	$(4,763)	$15,200

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
5	USD	U.S. Treasury Note 10 Year Futures	March 2021	$690,789	$690,391	$(398)
11	USD	U.S. Treasury Note 2 Year Futures	March 2021	2,428,758	2,430,742	1,984
10	USD	U.S. Ultra Long Treasury Bond Futures	March 2021	2,168,103	2,135,625	(32,478)
4	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2021	627,614	625,437	(2,177)
Total				$5,915,264	$5,882,195	$(33,069)
Index futures sell contracts:
2	EUR	German Euro Bund Futures	March 2021	$(434,343)	$(434,028)	$315
Interest rate futures sell contracts:
6	GBP	United Kingdom Long Gilt Bond Futures	March 2021	(1,101,393)	(1,112,106)	(10,713)
Total				$(1,535,736)	$(1,546,134)	$(10,398)
Net unrealized appreciation (depreciation)						$(43,467)

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	779,821	INR	58,000,000	03/19/21	$7,633
BB	USD	186,512	MXN	3,800,000	03/19/21	2,857
BOA	EUR	55,000	USD	66,947	03/19/21	(356)
BOA	USD	188,834	RUB	14,000,000	03/19/21	(814)
JPMCB	USD	194,769	BRL	1,000,000	03/19/21	(2,564)
MSCI	AUD	120,000	USD	90,303	03/19/21	(2,267)
MSCI	GBP	20,000	USD	26,626	03/19/21	(737)
MSCI	NZD	1,070,000	USD	755,875	03/19/21	(14,231)
Net unrealized appreciation (depreciation)						$(10,479)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2020 in valuing the Fund's investments. In the event the Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Asset-backed securities	$—	$5,722,477	$—	$5,722,477
Corporate bonds	—	15,421,869	—	15,421,869
Mortgage-backed securities	—	5,181,376	—	5,181,376
Municipal bonds	—	687,710	—	687,710
Non-U.S. government agency obligations	—	1,594,313	—	1,594,313
U.S. government agency obligations	—	6,423,175	—	6,423,175
U.S. Treasury obligations	—	2,991,447	—	2,991,447
Short-term investments	—	1,117,791	—	1,117,791
Investment of cash collateral from securities loaned	—	685,475	—	685,475
Futures contracts	2,299	—	—	2,299
Forward foreign currency contracts	—	10,490	—	10,490
Total	$2,299	$39,836,123	$—	$39,838,422
Liabilities
Swaptions written	$—	$(4,763)	$—	$(4,763)
Futures contracts	(45,766)	—	—	(45,766)
Forward foreign currency contracts	—	(20,969)	—	(20,969)
Total	$(45,766)	$(25,732)	$—	$(71,498)

At December 31, 2020, there were no transfers in or out of Level 3.

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2020 (unaudited)

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $8,587,965, represented 22.9% of the Fund's net assets at period end.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security, or portion thereof, was on loan at the period end.

4  Perpetual investment. Date shown reflects the next call date.

5  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

8  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

9  Rates shown reflect yield at December 31, 2020.

See accompanying notes to financial statements.

The UBS Funds
Glossary of terms used in the Portfolio of investments

December 31, 2020

Portfolio acronyms

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal Corporation

CDO  Collateralized Debt Obligation

COP  Certificate of Participation

DAC  Designated Activity Company

EMTN  Euro Medium-Term Notes

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GO  General Obligation

LIBOR  London Interbank Offered Rate

MTN  Medium Term Note

OAT  Obligation Assimilables du Trésor (French Government Bonds)

PJSC  Private Joint Stock Company

REIT  Real Estate Investment Trust

TBA  To-Be-Announced Security

UMBS  Uniform Mortgage-Backed Securities

Counterparty abbreviations

BB  Barclays Bank PLC

BOA  Bank of America NA

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

SSC  State Street Bank and Trust Co.

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

USD  United States Dollar

See accompanying notes to financial statements.

The UBS Funds

December 31, 2020 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2020 to December 31, 2020 (unless otherwise noted).

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypo- thetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The UBS Funds

December 31, 2020 (unaudited)

		Beginning account value July 1, 2020	Ending account value December 31, 2020	Expenses paid during period 07/01/20 to 12/31/20*	Expense ratio during the period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$1,098.70	$7.14	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class P	Actual	1,000.00	1,099.50	5.82	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,196.50	6.64	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class P	Actual	1,000.00	1,197.50	5.26	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS Emerging Markets Equity Opportunity Fund
Class P	Actual	1,000.00	1,333.20	5.88	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class P2	Actual	1,000.00	1,339.40	0.65	0.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.65	0.56	0.11
UBS Engage for Impact Fund
Class P	Actual	1,000.00	1,292.80	4.91	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.92	4.33	0.85
UBS International Sustainable Equity Fund
Class A	Actual	1,000.00	1,238.50	7.05	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class P	Actual	1,000.00	1,239.50	5.14	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.62	4.63	0.91
Class P2[1]	Actual	1,000.00	1,178.40	0.45	0.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.00	1.22	0.24
UBS US Dividend Ruler Fund[2]
Class P	Actual	1,000.00	1,137.50	2.56	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.50

*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

1  The Fund commenced operations on October 30, 2020. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 63 divided by 365 (to reflect the actual days in the period) for the actual example and 184 divided by 365 (to reflect the one-half year period) for the hypothetical example.

2  The Fund commenced operations on July 9, 2020. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 175 divided by 365 (to reflect the actual days in the period) for the actual example and 184 divided by 365 (to reflect the one-half year period) for the hypothetical example.

The UBS Funds

December 31, 2020 (unaudited)

		Beginning account value July 1, 2020	Ending account value December 31, 2020	Expenses paid during period 07/01/20 to 12/31/20*	Expense ratio during the period
UBS US Quality Growth At Reasonable Price Fund[2]
Class P	Actual	$1,000.00	$1,140.50	$2.57	0.50%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.50
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,481.40	7.76	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.31	1.24
Class P	Actual	1,000.00	1,482.40	6.19	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04	0.99
UBS U.S. Sustainable Equity Fund
Class A	Actual	1,000.00	1,332.40	5.58	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class P	Actual	1,000.00	1,334.40	4.12	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.57	0.70
UBS Municipal Bond Fund
Class A	Actual	1,000.00	1,026.30	3.32	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31	0.65
Class P	Actual	1,000.00	1,026.70	2.04	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.19	2.04	0.40
UBS Sustainable Development Bank Bond Fund
Class P	Actual	1,000.00	1,000.80	1.26	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.94	1.28	0.25
Class P2[1]	Actual	1,000.00	1,002.70	0.26	0.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.45	0.77	0.15
UBS Total Return Bond Fund
Class A	Actual	1,000.00	1,028.70	3.84	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.82	0.75
Class P	Actual	1,000.00	1,030.00	2.56	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.50

*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

1  The Fund commenced operations on October 30, 2020. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 63 divided by 365 (to reflect the actual days in the period) for the actual example and 184 divided by 365 (to reflect the one-half year period) for the hypothetical example.

2  The Fund commenced operations on July 9, 2020. Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 175 divided by 365 (to reflect the actual days in the period) for the actual example and 184 divided by 365 (to reflect the one-half year period) for the hypothetical example.

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2020 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Assets:
Investments, at cost
Unaffiliated issuers	$37,145,259	$197,789,093	$606,029,788
Affiliated issuers	—	17,611,585	—
Foreign currency	870,487	823,126	5,379,587
Investments, at value
Unaffiliated issuers[1]	$30,722,441	$234,040,715	$801,628,006
Affiliated issuers	—	21,194,025	—
Foreign currency	892,189	842,946	5,406,362
Cash	—	1	—
Cash collateral on futures	853,055	4,197,880	—
Cash collateral on swap agreements	156,587	494,969	—
Due from broker	2,937,772	774	—
Receivable for investments sold	—	4,884,629	5,340,157
Receivable for fund shares sold	4,262	12,298	1,897,560
Receivable for interest	148,040	179,893	464,564
Receivable for foreign tax reclaims	509	141,236	4,152
Receivable from affiliate	—	—	—
Receivable for variation margin on futures contracts	124,956	651,339	—
Receivable for variation margin on centrally cleared swap agreements	47,829	111,126	—
Unrealized appreciation on forward foreign currency contracts	740,682	1,919,662	—
Other assets	27,040	16,214	24,909
Total assets	36,655,362	268,687,707	814,765,710
Liabilities:
Due to broker	—	1,868,872	—
Payable for cash collateral from securities loaned	465,063	1,083,796	11,949,687
Payable for investments purchased	—	11,275,974	3,456,353
Payable for fund shares redeemed	178,448	95,177	20,104
Payable to affiliate	12,331	151,961	152,732
Payable to Trustees	8,892	18,320	8,863
Payable to custodian	10,000	47,008	71,953
Payable for foreign withholding taxes and foreign capital gains taxes	—	3,063	2,238,142
Organization fees payable	—	—	—
Unrealized depreciation on forward foreign currency contracts	803,839	1,594,560	—
Accrued expenses and other liabilities	162,849	257,442	110,040
Total liabilities	1,641,422	16,396,173	18,007,874
Net assets	$35,013,940	$252,291,534	$796,757,836

1  Includes $455,882; $16,188,890; $11,791,692; $1,886,702; $5,034,580 and $0, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

The UBS Funds

	UBS Engage for Impact Fund	UBS International Sustainable Equity Fund	UBS US Dividend Ruler Fund
Assets:
Investments, at cost
Unaffiliated issuers	$33,728,842	$264,836,786	$38,066,690
Affiliated issuers	—	—	—
Foreign currency	84,163	45,155	—
Investments, at value
Unaffiliated issuers[1]	$41,863,131	$318,779,322	$40,713,859
Affiliated issuers	—	—	—
Foreign currency	84,244	45,585	—
Cash	—	—	—
Cash collateral on futures	—	—	—
Cash collateral on swap agreements	—	—	—
Due from broker	—	—	—
Receivable for investments sold	117,653	—	—
Receivable for fund shares sold	348,129	2,669,461	147,273
Receivable for interest	8,089	217,520	16,698
Receivable for foreign tax reclaims	8,921	292,207	—
Receivable from affiliate	—	—	44,004
Receivable for variation margin on futures contracts	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	15,870	37,664	6,330
Total assets	42,446,037	322,041,759	40,928,164
Liabilities:
Due to broker	—	—	—
Payable for cash collateral from securities loaned	657,285	—	—
Payable for investments purchased	1,004,613	—	468,711
Payable for fund shares redeemed	2,118	115,038	2,119
Payable to affiliate	2,172	95,604	—
Payable to Trustees	8,244	16,091	52,022
Payable to custodian	29,515	36,913	35,719
Payable for foreign withholding taxes and foreign capital gains taxes	—	42,639	—
Organization fees payable	—	—	13,229
Unrealized depreciation on forward foreign currency contracts	—	—	—
Accrued expenses and other liabilities	44,175	89,351	71,216
Total liabilities	1,748,122	395,636	643,016
Net assets	$40,697,915	$321,646,123	$40,285,148

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2020 (unaudited) (continued)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Net assets consist of:
Beneficial interest	$76,594,112	$201,013,594	$607,078,244
Distributable earnings (losses)	(41,580,172)	51,277,940	189,679,592
Net assets	$35,013,940	$252,291,534	$796,757,836
Class A
Net assets	$21,306,579	$194,068,956	$—
Shares outstanding	3,241,976	13,944,858	—
Net asset value and redemption proceeds per share	$6.57	$13.92	$—
Maximum offering price per share (NAV per share plus maximum sales charge)	$6.95	$14.73	$—
Class P
Net assets	$13,707,361	$58,222,578	$189,462,622
Shares outstanding	2,032,724	4,080,570	15,541,380
Net asset value, offering price and redemption value per share	$6.74	$14.27	$12.19
Class P2
Net assets	$—	$—	$607,295,214
Shares outstanding	—	—	49,495,584
Net asset value, offering price and redemption value per share[2]	$—	$—	$12.27

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

The UBS Funds

	UBS Engage for Impact Fund	UBS International Sustainable Equity Fund	UBS US Dividend Ruler Fund
Net assets consist of:
Beneficial interest	$32,327,446	$272,043,106	$37,571,456
Distributable earnings (losses)	8,370,469	49,603,017	2,713,692
Net assets	$40,697,915	$321,646,123	$40,285,148
Class A
Net assets	$—	$9,016,299	$—
Shares outstanding	—	764,598	—
Net asset value and redemption proceeds per share	$—	$11.79	$—
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$12.48	$—
Class P
Net assets	$40,697,915	$280,647,459	$40,285,148
Shares outstanding	3,129,384	23,736,990	3,525,109
Net asset value, offering price and redemption value per share	$13.01	$11.82	$11.43
Class P2
Net assets	$—	$31,982,365	$—
Shares outstanding	—	2,702,787	—
Net asset value, offering price and redemption value per share[2]	$—	$11.83	$—

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2020 (unaudited) (continued)

	UBS US Quality Growth At Reasonable Price Fund	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund
Assets:
Investments, at cost
Unaffiliated issuers	$70,385,055	$140,176,638	$23,819,050
Foreign currency	—	—	—
Investments, at value
Unaffiliated issuers[1]	$74,293,362	$200,048,923	$29,242,968
Foreign currency	—	—	—
Cash collateral on futures	—	—	—
Due from broker	—	—	—
Receivable for investments sold	—	86,497	2,113,074
Receivable for fund shares sold	1,183,661	287,860	132,301
Receivable for dividends and interest	26,880	42,219	8,409
Receivable from affiliate	31,486	—	387
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	6,320	23,294	16,894
Total assets	75,541,709	200,488,793	31,514,033
Liabilities:
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0 and $19,963, respectively)	—	—	—
Payable for bank loan	—	—	928,896
Payable for cash collateral from securities loaned	—	6,156,751	—
Payable for investments purchased	1,577,964	226,377	293,873
Payable for fund shares redeemed	44,562	1,405,784	75,221
Payable to affiliate	—	124,574	—
Payable to Trustees	51,368	9,188	8,404
Payable to custodian	35,719	22,486	7,771
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	337
Payable for variation margin on futures contracts	—	—	—
Organization fees payable	13,780	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Accrued expenses and other liabilities	69,263	107,361	66,646
Total liabilities	1,792,656	8,052,521	1,381,148
Net assets	$73,749,053	$192,436,272	$30,132,885

1  Includes $0; $15,646,688; $41,938; $0; $2,506,913 and $729,476, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

The UBS Funds

	UBS Municipal Bond Fund	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Assets:
Investments, at cost
Unaffiliated issuers	$112,701,363	$49,560,884	$38,063,189
Foreign currency	—	—	180,885
Investments, at value
Unaffiliated issuers[1]	$119,105,064	$51,256,199	$39,825,633
Foreign currency	—	—	183,838
Cash collateral on futures	—	—	136,567
Due from broker	—	—	136,618
Receivable for investments sold	—	—	1,326,764
Receivable for fund shares sold	53,090	506,647	—
Receivable for dividends and interest	1,266,369	236,382	220,922
Receivable from affiliate	—	15,525	10,017
Unrealized appreciation on forward foreign currency contracts	—	—	10,490
Other assets	25,298	31,472	15,161
Total assets	120,449,821	52,046,225	41,866,010
Liabilities:
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0 and $19,963, respectively)	—	—	4,763
Payable for bank loan	—	—	—
Payable for cash collateral from securities loaned	—	2,557,539	685,475
Payable for investments purchased	—	410,407	3,511,049
Payable for fund shares redeemed	402,975	44,446	71,653
Payable to affiliate	15,992	—	—
Payable to Trustees	10,966	9,223	8,443
Payable to custodian	12,658	3,389	9,542
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	—
Payable for variation margin on futures contracts	—	—	43,394
Organization fees payable	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	20,969
Accrued expenses and other liabilities	83,002	46,365	75,412
Total liabilities	525,593	3,071,369	4,430,700
Net assets	$119,924,228	$48,974,856	$37,435,310

See accompanying notes to financial statements

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2020 (unaudited) (concluded)

	UBS US Quality Growth At Reasonable Price Fund	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund
Net assets consist of:
Beneficial interest	$69,677,986	$119,871,303	$21,622,646
Distributable earnings (losses)	4,071,067	72,564,969	8,510,239
Net assets	$73,749,053	$192,436,272	$30,132,885
Class A
Net assets	$—	$34,304,872	$13,134,525
Shares outstanding	—	1,320,575	277,597
Net asset value and redemption proceeds per share	$—	$25.98	$47.32
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$27.49	$50.07
Class P
Net assets	$73,749,053	$158,131,400	$16,998,360
Shares outstanding	6,460,165	5,288,433	357,743
Net asset value, offering price and redemption value per share	$11.42	$29.90	$47.52
Class P2
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value and offering price per share[2]	$—	$—	$—

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

The UBS Funds

	UBS Municipal Bond Fund	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Net assets consist of:
Beneficial interest	$113,298,751	$47,288,182	$37,913,203
Distributable earnings (losses)	6,625,477	1,686,674	(477,893)
Net assets	$119,924,228	$48,974,856	$37,435,310
Class A
Net assets	$11,656,956	$—	$670,110
Shares outstanding	1,063,559	—	41,917
Net asset value and redemption proceeds per share	$10.96	$—	$15.99
Maximum offering price per share (NAV per share plus maximum sales charge)	$11.21	$—	$16.61
Class P
Net assets	$108,267,272	$16,619,430	$36,765,200
Shares outstanding	9,885,969	1,535,244	2,298,420
Net asset value, offering price and redemption value per share	$10.95	$10.83	$16.00
Class P2
Net assets	$—	$32,355,426	$—
Shares outstanding	—	2,988,416	—
Net asset value and offering price per share[2]	$—	$10.83	$—

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the six months ended December 31, 2020 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Investment income:
Unaffiliated dividends	$24,269	$2,173,943	$5,128,535
Affiliated dividends	—	314,100	—
Interest	155,342	334,143	3,272
Securities lending	1,019	45,751	7,998
Foreign tax withheld	(30)	(35,097)	(703,312)
Total income	180,600	2,832,840	4,436,493
Expenses:
Investment management and administration fees	164,604	1,044,329	2,958,521
Service and distribution fees—Class A	26,877	230,032	—
Transfer agency and related services fees—Class A	11,629	64,005	—
Transfer agency and related services fees—Class P	9,665	12,163	7,532
Transfer agency and related services fees—Class P2	—	—	11,759
Custody and fund accounting fees	11,872	29,986	126,942
Trustees fees	16,118	34,345	44,792
Professional services fees	79,111	80,747	57,669
Printing and shareholder report fees	18,852	48,953	17,339
Federal and state registration fees	17,257	19,390	26,730
Amortization of offering costs	—	—	—
Other expenses	31,223	51,870	33,517
Total expenses	387,208	1,615,820	3,284,801
Fee waivers and/or expense reimbursements by Advisor	(164,586)	(251,944)	(2,326,568)
Net expenses	222,622	1,363,876	958,233
Net investment income (loss)	(42,022)	1,468,964	3,478,260
Net realized gain (loss) on:
Investments in unaffiliated issuers	148,590	8,621,304	17,511,844
Investments in affiliated issuers	—	(14,804)	—
Futures contracts	1,508,532	2,523,816	—
Swap agreements	153,888	71,216	—
Forward foreign currency contracts	(282,062)	(1,683,866)	1,545
Foreign currency transactions	280,996	(189,876)	53,069
Net realized gain (loss)	1,809,944	9,327,790	17,566,458
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated	1,485,356	23,502,292	162,165,814
Investments in affiliated issuers	—	4,595,390	—
Futures contracts	107,989	1,035,755	—
Swap agreements	(5,453)	394,603	—
Forward foreign currency contracts	(74,992)	2,241,083	—
Translation of other assets and liabilities denominated in foreign currency	75,825	96,510	59,095
Net change in unrealized appreciation (depreciation)	1,588,725	31,865,633	162,224,909
Net realized and unrealized gain (loss)	3,398,669	41,193,423	179,791,367
Net increase (decrease) in net assets resulting from operations	$3,356,647	$42,662,387	$183,269,627

#  For the period from July 9, 2020 (commencement of operations) through December 31, 2020.

The UBS Funds

	UBS Engage for Impact Fund	UBS International Sustainable Equity Fund	UBS US Dividend Ruler Fund#
Investment income:
Unaffiliated dividends	$182,521	$1,741,337	$196,899
Affiliated dividends	—	—	—
Interest	118	735	121
Securities lending	2,076	5,461	—
Foreign tax withheld	(12,501)	(169,333)	—
Total income	172,214	1,578,200	197,020
Expenses:
Investment management and administration fees	130,833	1,114,981	51,761
Service and distribution fees—Class A	—	10,129	—
Transfer agency and related services fees—Class A	—	2,622	—
Transfer agency and related services fees—Class P	4,425	28,307	410
Transfer agency and related services fees—Class P2	—	2,614	—
Custody and fund accounting fees	29,256	36,622	35,719
Trustees fees	15,507	33,324	57,420
Professional services fees	61,985	63,122	110,330
Printing and shareholder report fees	4,395	13,828	21,514
Federal and state registration fees	13,830	22,659	1,661
Amortization of offering costs	—	—	24,649
Other expenses	13,077	36,288	19,116
Total expenses	273,308	1,364,496	322,580
Fee waivers and/or expense reimbursements by Advisor	(138,510)	(204,091)	(277,570)
Net expenses	134,798	1,160,405	45,010
Net investment income (loss)	37,416	417,795	152,010
Net realized gain (loss) on:
Investments in unaffiliated issuers	372,545	6,581,276	251,526
Investments in affiliated issuers	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	(139)	1,170	—
Foreign currency transactions	11,414	(3,832)	—
Net realized gain (loss)	383,820	6,578,614	251,526
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated	7,931,121	49,288,654	2,647,169
Investments in affiliated issuers	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	(2,414)	24,741	—
Net change in unrealized appreciation (depreciation)	7,928,707	49,313,395	2,647,169
Net realized and unrealized gain (loss)	8,312,527	55,892,009	2,898,695
Net increase (decrease) in net assets resulting from operations	$8,349,943	$56,309,804	$3,050,705

See accompanying notes to financial statements

The UBS Funds

Statement of operations
For the six months ended December 31, 2020 (unaudited) (concluded)

	UBS US Quality Growth At Reasonable Price Fund#	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund
Investment income:
Unaffiliated dividends	$161,614	$259,414	$189,454
Interest	177	1,049	131
Securities lending	—	20,698	293
Foreign tax withheld	—	—	(711)
Total income	161,791	281,161	189,167
Expenses:
Investment management and administration fees	96,876	668,707	109,403
Service and distribution fees—Class A	—	34,484	14,579
Transfer agency and related services fees—Class A	—	16,440	2,328
Transfer agency and related services fees—Class P	410	41,326	3,309
Transfer agency and related services fees—Class P2	—	—	—
Custody and fund accounting fees	35,719	10,058	3,468
Trustees fees	57,420	21,986	15,528
Professional services fees	110,330	52,890	49,491
Printing and shareholder report fees	21,513	13,669	5,180
Federal and state registration fees	1,724	20,179	18,683
Interest expense	—	—	30
Amortization of offering costs	24,649	—	—
Other expenses	19,116	29,486	19,125
Total expenses	367,757	909,225	241,124
Fee waivers and/or expense reimbursements by Advisor	(283,517)	(159,043)	(127,700)
Net expenses	84,240	750,182	113,424
Net investment income (loss)	77,551	(469,021)	75,743
Net realized gain (loss) on:
Investments in unaffiliated issuers	335,971	22,468,129	3,582,732
Options and swaptions written	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—
Net realized gain (loss)	335,971	22,468,129	3,582,732
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,908,307	36,397,173	4,343,547
Options and swaptions written	—	—	—
Futures contracts	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	—
Net change in unrealized appreciation (depreciation)	3,908,307	36,397,173	4,343,547
Net realized and unrealized gain (loss)	4,244,278	58,865,302	7,926,279
Net increase (decrease) in net assets resulting from operations	$4,321,829	$58,396,281	$8,002,022

#  For the period from July 9, 2020 (commencement of operations) through December 31, 2020.

The UBS Funds

	UBS Municipal Bond Fund	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Investment income:
Unaffiliated dividends	$—	$—	$—
Interest	1,172,471	317,030	502,157
Securities lending	—	884	370
Foreign tax withheld	—	—	—
Total income	1,172,471	317,914	502,527
Expenses:
Investment management and administration fees	285,505	47,675	109,385
Service and distribution fees—Class A	15,257	—	834
Transfer agency and related services fees—Class A	1,278	—	134
Transfer agency and related services fees—Class P	9,165	4,153	10,291
Transfer agency and related services fees—Class P2	—	2,614	—
Custody and fund accounting fees	8,021	4,367	14,221
Trustees fees	22,466	16,528	15,820
Professional services fees	55,617	55,609	62,429
Printing and shareholder report fees	13,074	5,879	13,424
Federal and state registration fees	22,660	18,402	17,259
Interest expense	—	—	—
Amortization of offering costs	—	—	—
Other expenses	24,804	23,286	20,442
Total expenses	457,847	178,513	264,239
Fee waivers and/or expense reimbursements by Advisor	(202,165)	(127,936)	(168,287)
Net expenses	255,682	50,577	95,952
Net investment income (loss)	916,789	267,337	406,575
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,241,041	148,219	(141,109)
Options and swaptions written	—	—	14,760
Futures contracts	—	—	(78,755)
Swap agreements	—	—	(98,646)
Forward foreign currency contracts	—	—	3,558
Foreign currency transactions	—	—	11,811
Net realized gain (loss)	1,241,041	148,219	(288,381)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,047,816	(418,585)	1,086,929
Options and swaptions written	—	—	15,200
Futures contracts	—	—	(31,038)
Forward foreign currency contracts	—	—	(11,893)
Translation of other assets and liabilities denominated in foreign currency	—	—	7,199
Net change in unrealized appreciation (depreciation)	1,047,816	(418,585)	1,066,397
Net realized and unrealized gain (loss)	2,288,857	(270,366)	778,016
Net increase (decrease) in net assets resulting from operations	$3,205,646	$(3,029)	$1,184,591
See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund		UBS Emerging Markets Equity Opportunity Fund
	For the six months ended December 31, 2020 (unaudited)	For the year ended June 30, 2020	For the six months ended December 31, 2020 (unaudited)	For the year ended June 30, 2020	For the six months ended December 31, 2020 (unaudited)	For the year ended June 30, 2020
From operations:
Net investment income (loss)	$(42,022)	$486,352	$1,468,964	$2,657,178	$3,478,260	$8,798,181
Net realized gain (loss)	1,809,944	(581,207)	9,327,790	1,484,118	17,566,458	(11,068,433)
Net change in unrealized appreciation (depreciation)	1,588,725	(494,164)	31,865,633	(2,752,556)	162,224,909	25,567,250
Net increase (decrease) in net assets resulting from operations	3,356,647	(589,019)	42,662,387	1,388,740	183,269,627	23,296,998
Total distributions—Class A	—	(1,215,326)	(3,057,684)	(13,406,465)	—	—
Total distributions—Class P	—	(848,376)	(1,019,866)	(4,161,168)	(1,771,622)	(2,126,928)
Total distributions—Class P2	—	—	—	—	(9,016,015)	(6,516,989)
Total distributions	—	(2,063,702)	(4,077,550)	(17,567,633)	(10,787,637)	(8,643,917)
From beneficial interest transactions:
Proceeds from shares sold	368,167	1,087,974	1,576,864	7,492,574	184,023,413	344,491,270
Cost of shares redeemed	(4,266,913)	(14,090,815)	(17,078,741)	(49,228,691)	(44,264,106)	(114,075,956)
Shares issued on reinvestment of dividends and distributions	—	1,829,496	3,739,204	16,174,628	8,182,239	5,860,007
Net increase (decrease) in net assets from beneficial interest transactions	(3,898,746)	(11,173,345)	(11,762,673)	(25,561,489)	147,941,546	236,275,321
Net increase (decrease) in net assets	(542,099)	(13,826,066)	26,822,164	(41,740,382)	320,423,536	250,928,402
Net assets:
Beginning of period	35,556,039	49,382,105	225,469,370	267,209,752	476,334,300	225,405,898
End of period	$35,013,940	$35,556,039	$252,291,534	$225,469,370	$796,757,836	$476,334,300

The UBS Funds

	UBS Engage for Impact Fund		UBS International Sustainable Equity Fund
	For the six months ended December 31, 2020 (unaudited)	For the year ended June 30, 2020	For the six months ended December 31, 2020 (unaudited)	For the year ended June 30, 2020
From operations:
Net investment income (loss)	$37,416	$156,991	$417,795	$3,382,818
Net realized gain (loss)	383,820	122,375	6,578,614	(5,550,441)
Net change in unrealized appreciation (depreciation)	7,928,707	(374,588)	49,313,395	(256,870)
Net increase (decrease) in net assets resulting from operations	8,349,943	(95,222)	56,309,804	(2,424,493)
Total distributions—Class A	—	—	(93,754)	(123,994)
Total distributions—Class P	(300,924)	(567,242)	(3,529,498)	(2,822,544)
Total distributions—Class P2	—	—	(397,737)	—
Total distributions	(300,924)	(567,242)	(4,020,989)	(2,946,538)
From beneficial interest transactions:
Proceeds from shares sold	9,096,905	15,119,169	105,466,458	125,560,872
Cost of shares redeemed	(2,954,135)	(4,654,704)	(50,257,129)	(68,746,707)
Shares issued on reinvestment of dividends and distributions	265,026	521,370	3,628,047	2,692,439
Net increase (decrease) in net assets from beneficial interest transactions	6,407,796	10,985,835	58,837,376	59,506,604
Net increase (decrease) in net assets	14,456,815	10,323,371	111,126,191	54,135,573
Net assets:
Beginning of period	26,241,100	15,917,729	210,519,932	156,384,359
End of period	$40,697,915	$26,241,100	$321,646,123	$210,519,932

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (continued)

	UBS US Dividend Ruler Fund	UBS US Quality Growth At Reasonable Price Fund	UBS U.S. Small Cap Growth Fund
	For the period ended December 31, 2020[1] (unaudited)	For the period ended December 31, 2020[1] (unaudited)	For the six months ended December 31, 2020 (unaudited)	For the year ended June 30, 2020
From operations:
Net investment income (loss)	$152,010	$77,551	$(469,021)	$(478,771)
Net realized gain (loss)	251,526	335,971	22,468,129	13,974,311
Net change in unrealized appreciation (depreciation)	2,647,169	3,908,307	36,397,173	(4,482,062)
Net increase (decrease) in net assets resulting from operations	3,050,705	4,321,829	58,396,281	9,013,478
Total distributions—Class A	—	—	(3,778,671)	(1,775,575)
Total distributions—Class P	(337,013)	(250,762)	(15,336,070)	(6,480,541)
Total distributions	(337,013)	(250,762)	(19,114,741)	(8,256,116)
From beneficial interest transactions:
Proceeds from shares sold	41,401,311	74,123,094	34,702,220	21,748,959
Cost of shares redeemed	(4,134,781)	(4,678,938)	(15,592,159)	(37,336,837)
Shares issued on reinvestment of dividends and distributions	304,926	233,830	18,382,290	7,893,853
Net increase (decrease) in net assets from beneficial interest transactions	37,571,456	69,677,986	37,492,351	(7,694,025)
Net increase (decrease) in net assets	40,285,148	73,749,053	76,773,891	(6,936,663)
Net assets:
Beginning of period	—	—	115,662,381	122,599,044
End of period	$40,285,148	$73,749,053	$192,436,272	$115,662,381

1  For the period from July 9, 2020 (commencement of operations) through December 31, 2020.

The UBS Funds

	UBS U.S. Sustainable Equity Fund		UBS Municipal Bond Fund
	For the six months ended December 31, 2020 (unaudited)	For the year ended June 30, 2020	For the six months ended December 31, 2020 (unaudited)	For the year ended June 30, 2020
From operations:
Net investment income (loss)	$75,743	$188,806	$916,789	$2,011,631
Net realized gain (loss)	3,582,732	(431,062)	1,241,041	988,296
Net change in unrealized appreciation (depreciation)	4,343,547	41,393	1,047,816	1,442,243
Net increase (decrease) in net assets resulting from operations	8,002,022	(200,863)	3,205,646	4,442,170
Total distributions—Class A	(62,827)	(586,981)	(177,670)	(213,387)
Total distributions—Class P	(126,748)	(940,561)	(1,746,000)	(1,797,595)
Total distributions	(189,575)	(1,527,542)	(1,923,670)	(2,010,982)
From beneficial interest transactions:
Proceeds from shares sold	1,525,421	2,935,638	21,134,144	38,324,671
Cost of shares redeemed	(4,673,415)	(7,578,601)	(23,098,287)	(25,262,928)
Shares issued on reinvestment of dividends and distributions	176,313	1,443,866	1,577,296	1,518,656
Net increase (decrease) in net assets from beneficial interest transactions	(2,971,681)	(3,199,097)	(386,847)	14,580,399
Net increase (decrease) in net assets	4,840,766	(4,927,502)	895,129	17,011,587
Net assets:
Beginning of period	25,292,119	30,219,621	119,029,099	102,017,512
End of period	$30,132,885	$25,292,119	$119,924,228	$119,029,099

See accompanying notes to financial statements

The UBS Funds

Statement of changes in net assets (concluded)

	UBS Sustainable Development Bank Bond Fund		UBS Total Return Bond Fund
	For the six months ended December 31, 2020 (unaudited)	For the year ended June 30, 2020	For the six months ended December 31, 2020 (unaudited)	For the year ended June 30, 2020
From operations:
Net investment income (loss)	$267,337	$703,885	$406,575	$1,120,667
Net realized gain (loss)	148,219	1,093,551	(288,381)	1,670,842
Net change in unrealized appreciation (depreciation)	(418,585)	1,094,854	1,066,397	(422,068)
Net increase (decrease) in net assets resulting from operations	(3,029)	2,892,290	1,184,591	2,369,441
Total distributions—Class A	—	—	(5,343)	(15,011)
Total distributions—Class P	(663,307)	(824,383)	(345,175)	(987,231)
Total distributions—Class P2	(805,846)	—	—	—
Total distributions	(1,469,153)	(824,383)	(350,518)	(1,002,242)
From beneficial interest transactions:
Proceeds from shares sold	44,288,649	36,308,770	203,803	443,074
Cost of shares redeemed	(32,260,191)	(26,819,184)	(1,568,135)	(4,328,919)
Shares issued on reinvestment of dividends and distributions	1,004,587	621,222	268,485	778,398
Net increase (decrease) in net assets from beneficial interest transactions	13,033,045	10,110,808	(1,095,847)	(3,107,447)
Net increase (decrease) in net assets	11,560,863	12,178,715	(261,774)	(1,740,248)
Net assets:
Beginning of period	37,413,993	25,235,278	37,697,084	39,437,332
End of period	$48,974,856	$37,413,993	$37,435,310	$37,697,084

See accompanying notes to financial statements.

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UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2020	Years ended December 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.98	$6.36	$6.38	$6.52	$6.17	$7.13
Net investment income (loss)[1]	(0.01)	0.07	0.08	0.04	0.03	0.05
Net realized and unrealized gain (loss)	0.60	(0.15)	(0.04)	(0.18)	0.32	(0.79)
Net increase (decrease) from payment by Advisor	—	—	—	—	—	0.01
Net increase (decrease) from operations	0.59	(0.08)	0.04	(0.14)	0.35	(0.73)
Dividends from net investment income	—	(0.30)	(0.06)	—	—	(0.23)
Return of capital	—	—	—	—	—	(0.00)[2]
Total dividends and distributions	—	(0.30)	(0.06)	—	—	(0.23)
Net asset value, end of period	$6.57	$5.98	$6.36	$6.38	$6.52	$6.17
Total investment return[3]	9.87%	(1.45)%	0.60%	(2.15)%	5.84%	(10.48)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.26%[5]	2.00%[6]	2.02%[6]	1.69%	1.49%	1.45%
Expenses after fee waivers and/or expense reimbursements	1.35%[5]	1.35%[6]	1.35%[6]	1.35%	1.35%	1.35%
Net investment income (loss)	(0.34)%[5]	1.06%	1.29%	0.57%	0.42%	0.82%
Supplemental data:
Net assets, end of period (000's)	$21,307	$21,273	$30,025	$31,066	$43,930	$65,741
Portfolio turnover	11%	62%	32%	31%	48%	50%

Class P

	Six months ended December 31, 2020	Years ended December 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$6.13	$6.52	$6.53	$6.66	$6.28	$7.27
Net investment income (loss)[1]	(0.00)[2]	0.08	0.10	0.06	0.04	0.07
Net realized and unrealized gain (loss)	0.61	(0.15)	(0.04)	(0.19)	0.34	(0.82)
Net increase (decrease) from payment by Advisor	—	—	—	—	—	0.01
Net increase (decrease) from operations	0.61	(0.07)	0.06	(0.13)	0.38	(0.74)
Dividends from net investment income	—	(0.32)	(0.07)	—	—	(0.25)
Return of capital	—	—	—	—	—	(0.00)[2]
Total dividends and distributions	—	(0.32)	(0.07)	—	—	(0.25)
Net asset value, end of period	$6.74	$6.13	$6.52	$6.53	$6.66	$6.28
Total investment return[3]	9.95%	(1.28)%	0.83%	(1.80)%	6.05%	(10.17)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.04%[5]	1.75%[6]	1.70%[6]	1.43%	1.27%	1.22%
Expenses after fee waivers and/or expense reimbursements	1.10%[5]	1.10%[6]	1.10%[6]	1.10%	1.10%	1.10%
Net investment income (loss)	(0.08)%[5]	1.31%	1.52%	0.94%	0.68%	1.07%
Supplemental data:
Net assets, end of period (000's)	$13,707	$14,283	$19,357	$30,647	$98,018	$132,725
Portfolio turnover	11%	62%	32%	31%	48%	50%

1  Calculated using the average share method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $128,212, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $86,068 for a trading error, both reimbursements had no impact on the Fund's total return.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2020	Years ended December 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.82	$12.56	$12.08	$11.52	$10.46	$11.27
Net investment income (loss)[1]	0.08	0.12	0.12	0.05	0.02	0.01
Net realized and unrealized gain (loss)	2.24	0.02	0.36	0.68	1.27	(0.56)
Net increase (decrease) from payment by Advisor	—	—	—	—	—	0.01
Net increase (decrease) from operations	2.32	0.14	0.48	0.73	1.29	(0.54)
Dividends from net investment income	(0.07)	(0.35)	—	(0.17)	(0.23)	(0.27)
Distributions from net realized gains	(0.15)	(0.53)	—	—	—	—
Total dividends and distributions	(0.22)	(0.88)	—	(0.17)	(0.23)	(0.27)
Net asset value, end of period	$13.92	$11.82	$12.56	$12.08	$11.52	$10.46
Total investment return[2]	19.65%	0.79%	3.97%[3]	6.34%	12.51%	(4.81)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.42%[5,6]	1.42%[6]	1.40%[6]	1.40%	1.39%	1.36%
Expenses after fee waivers and/or expense reimbursements	1.20%[5,6]	1.20%[6]	1.20%[6]	1.20%	1.25%	1.35%
Net investment income (loss)	1.17%[5]	1.01%	1.04%	0.39%	0.16%	0.09%
Supplemental data:
Net assets, end of period (000's)	$194,069	$174,159	$209,407	$159,678	$174,148	$190,813
Portfolio turnover	25%	120%	35%	54%	56%	60%

Class P

	Six months ended December 31, 2020	Years ended December 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.13	$12.87	$12.34	$11.78	$10.69	$11.51
Net investment income (loss)[1]	0.09	0.16	0.16	0.08	0.05	0.04
Net realized and unrealized gain (loss)	2.30	0.02	0.37	0.68	1.30	(0.56)
Net increase (decrease) from payment by Advisor	—	—	—	—	—	0.01
Net increase (decrease) from operations	2.39	0.18	0.53	0.76	1.35	(0.51)
Dividends from net investment income	(0.10)	(0.39)	—	(0.20)	(0.26)	(0.31)
Distributions from net realized gains	(0.15)	(0.53)	—	—	—	—
Total dividends and distributions	(0.25)	(0.92)	—	(0.20)	(0.26)	(0.31)
Net asset value, end of period	$14.27	$12.13	$12.87	$12.34	$11.78	$10.69
Total investment return[2]	19.75%	1.02%	4.21%[3]	6.56%	12.85%	(4.50)%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.14%[5,6]	1.14%[6]	1.13%[6]	1.14%	1.12%	1.09%
Expenses after fee waivers and/or expense reimbursements	0.95%[5,6]	0.95%[6]	0.95%[6]	0.95%	1.00%	1.09%
Net investment income (loss)	1.42%[5]	1.27%	1.27%	0.64%	0.41%	0.34%
Supplemental data:
Net assets, end of period (000's)	$58,223	$51,311	$57,803	$64,009	$67,156	$91,004
Portfolio turnover	25%	120%	35%	54%	56%	60%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  During the period, the Fund recorded a gain of $263,116 from affiliated funds that were previously liquidated. If this gain had been excluded, the total return of Class A and Class P would have been 3.89% and 4.13%, respectively.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $316,557 which was determined to be the value of the ineligibleservices paid for from the Fund's dealing commissions. If payment from Advisor was not made, the estimated total return would havebeen -4.90% for A shares, -5.59% for C shares, and -4.59% for P shares.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2020 (unaudited)	Year ended June 30, 2020	Period ended June 30, 2019[1]
Net asset value, beginning of period	$9.23	$9.28	$8.92
Net investment income (loss)[3]	0.02	0.19	0.21
Net realized and unrealized gain (loss)	3.05	0.00[4]	0.15
Net increase (decrease) from operations	3.07	0.19	0.36
Dividends from net investment income	(0.11)	(0.24)	—
Net asset value, end of period	$12.19	$9.23	$9.28
Total investment return[6]	33.32%	1.84%	4.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.06%[7]	1.19%	1.22%[7]
Expenses after fee waivers and/or expense reimbursements	1.00%[7]	1.04%	1.15%[7]
Net investment income (loss)	0.42%[7]	2.14%	5.73%[7]
Supplemental data:
Net assets, end of period (000's)	$189,463	$100,543	$38,465
Portfolio turnover	13%	50%	52%

Class P2

	Six months ended December 31, 2020	Years ended June 30,		Period ended
	(unaudited)	2020	2019	June 30, 2018[2]
Net asset value, beginning of period	$9.30	$9.31	$9.40	$10.00
Net investment income (loss)[3]	0.07	0.26	0.19	0.03
Net realized and unrealized gains (losses)	3.08	0.00[4]	(0.23)[5]	(0.63)
Net increase (decrease) from operations	3.15	0.26	(0.04)	(0.60)
Dividends from net investment income	(0.18)	(0.27)	(0.05)	—
Net asset value, end of period	$12.27	$9.30	$9.31	$9.40
Total investment return[6]	33.94%	2.66%	(0.46)%	(5.90)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.06%[7]	1.17%	1.42%	4.39%[7]
Expenses after fee waivers and/or expense reimbursements	0.11%[7]	0.22%	0.40%	0.44%[7]
Net investment income (loss)	1.32%[7]	2.88%	2.16%	4.05%[7]
Supplemental data:
Net assets, end of period (000's)	$607,295	$375,791	$186,941	$94,349
Portfolio turnover	13%	50%	52%	0%

1  For the period February 1, 2019 (commencement of operations) through June 30, 2019.

2  For the period June 4, 2018 (commencement of operations) through June 30, 2018.

3  Calculated using the average share method.

4  Amount represents less than $0.005 per share.

5  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

7  Annualized.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2020 (unaudited)	Year ended June 30, 2020	Period ended June 30, 2019[1]
Net asset value, beginning of period	$10.14	$10.81	$10.00
Net investment income (loss)[2]	0.01	0.08	0.15
Net realized and unrealized gain (loss)	2.96	(0.45)	0.67
Net increase (decrease) from operations	2.97	(0.37)	0.82
Dividends from net investment income	(0.02)	(0.11)	(0.01)
Distributions from net realized gains	(0.08)	(0.19)	—
Total dividends and distributions	(0.10)	(0.30)	(0.01)
Net asset value, end of period	$13.01	$10.14	$10.81
Total investment return[3]	29.28%	(3.77)%	8.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.72%[4]	2.27%	3.87%[4]
Expenses after fee waivers and/or expense reimbursements	0.85%[4]	0.85%	0.85%[4]
Net investment income (loss)	0.24%[4]	0.75%	2.13%[4]
Supplemental data:
Net assets, end of period (000's)	$40,698	$26,241	$15,918
Portfolio turnover	28%	43%	67%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2020	Years ended December 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.62	$10.01	$10.20	$9.58	$8.05	$9.47
Net investment income (loss)[2]	(0.00)[3]	0.16	0.13	0.08	0.19	0.13
Net realized and unrealized gain (loss)	2.29	(0.42)	(0.16)[4]	0.66	1.51	(1.47)
Net increase (decrease) from payment by Advisor	—	—	—	—	—	0.01
Net increase (decrease) from operations	2.29	(0.26)	(0.03)	0.74	1.70	(1.33)
Dividends from net investment income	(0.12)	(0.13)	(0.06)	(0.12)	(0.17)	(0.09)
Distributions from net realized gains	—	—	(0.10)	—	—	—
Total dividends and distributions	(0.12)	(0.13)	(0.16)	(0.12)	(0.17)	(0.09)
Net asset value, end of period	$11.79	$9.62	$10.01	$10.20	$9.58	$8.05
Total investment return[5]	23.85%	(2.73)%	(0.14)%	7.67%	21.43%	(14.07)%[6]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.35%[7]	1.41%[8]	1.53%	2.02%	2.25%	2.37%
Expenses after fee waivers and/or expense reimbursements	1.25%[7]	1.25%[8]	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	(0.00)%[3,7]	1.60%	1.38%	0.79%	2.16%	1.59%
Supplemental data:
Net assets, end of period (000's)	$280,647	$7,442	$9,769	$8,049	$15,811	$5,204
Portfolio turnover	25%	41%	57%	43%	33%	114%

Class P

	Six months ended December 31, 2020	Years ended December 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.66	$10.04	$10.23	$9.61	$8.08	$9.50
Net investment income (loss)[2]	0.02	0.18	0.17	0.14	0.14	0.16
Net realized and unrealized gain (loss)	2.29	(0.41)	(0.18)[4]	0.63	1.58	(1.48)
Net increase (decrease) from payment by Advisor	—	—	—	—	—	0.01
Net increase (decrease) from operations	2.31	(0.23)	(0.01)	0.77	1.72	(1.31)
Dividends from net investment income	(0.15)	(0.15)	(0.08)	(0.15)	(0.19)	(0.11)
Distributions from net realized gains	—	—	(0.10)	—	—	—
Total dividends and distributions	(0.15)	(0.15)	(0.18)	(0.15)	(0.19)	(0.11)
Net asset value, end of period	$11.82	$9.66	$10.04	$10.23	$9.61	$8.08
Total investment return[5]	23.95%	(2.40)%	0.10%	7.94%	21.68%	(13.83)%[6]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.06%[7]	1.12%[8]	1.26%	1.70%	2.06%	2.12%
Expenses after fee waivers and/or expense reimbursements	0.91%[7]	1.00%[8]	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.34%[7]	1.82%	1.80%	1.37%	1.65%	1.92%
Supplemental data:
Net assets, end of period (000's)	$280,647	$203,078	$146,616	$65,750	$19,952	$16,277
Portfolio turnover	25%	41%	57%	43%	33%	114%

1  For the period October 30, 2020 (commencement of operations) through December 31, 2020.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS International Sustainable Equity Fund

Financial highlights (concluded)

Class P2

Period ended December 31, 2020[1] (unaudited)
Net asset value, beginning of period	$10.05
Net investment income (loss)[2]	0.01
Net realized and unrealized gains	1.92
Net increase from operations	1.93
Dividends from net investment income	(0.15)
Net asset value, end of period	$11.83
Total investment return[5]	17.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%[7]
Expenses after fee waivers and/or expense reimbursements	0.24%[7]
Net investment income (loss)	0.35%[7]
Supplemental data:
Net assets, end of period (000's)	$31,982
Portfolio turnover	25%

6  During the year ended June 30, 2016, the Advisor reimbursed the Fund $34,326, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $5,471 for a trading error. lf payment from Advisor was not made, the estimated total return would have been -14.18% for A shares, -14.83% for C shares, and -13.94% for P shares.

7  Annualized.

8  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS US Dividend Ruler Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

Class P

Period ended December 31, 2020[1] (unaudited)
Net asset value, beginning of period	$10.00
Net investment income (loss)[2]	0.09
Net realized and unrealized gain (loss)	1.44
Net increase (decrease) from operations	1.53
Dividends from net investment income	(0.05)
Distributions from net realized gains	(0.05)
Total dividends and distributions	(0.10)
Net asset value, end of period	$11.43
Total investment return[3]	13.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	3.58%[4]
Expenses after fee waivers and/or expense reimbursements	0.50%[4]
Net investment income (loss)	1.69%[4]
Supplemental data:
Net assets, end of period (000's)	$40,285
Portfolio turnover	19%

1  For the period July 9, 2020 (commencement of operations) through December 31, 2020.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements.

UBS US Quality Growth At Reasonable Price Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

Class P

Period ended December 31, 2020[1] (unaudited)
Net asset value, beginning of period	$10.00
Net investment income (loss)[2]	0.02
Net realized and unrealized gain (loss)	1.44
Net increase (decrease) from operations	1.46
Dividends from net investment income	(0.01)
Distributions from net realized gains	(0.03)
Total dividends and distributions	(0.04)
Net asset value, end of period	$11.42
Total investment return[3]	14.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.18%[4]
Expenses after fee waivers and/or expense reimbursements	0.50%[4]
Net investment income (loss)	0.46%[4]
Supplemental data:
Net assets, end of period (000's)	$73,749
Portfolio turnover	9%

1  For the period July 9, 2020 (commencement of operations) through December 31, 2020.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2020	Years ended December 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$19.74	$19.49	$20.74	$21.26	$17.75	$23.60
Net investment income (loss)[1]	(0.10)	(0.11)	(0.10)	(0.17)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	9.56	1.79	0.80	4.92	4.34	(3.89)
Net increase (decrease) from operations	9.46	1.68	0.70	4.75	4.19	(4.02)
Distributions from net realized gains	(3.22)	(1.43)	(1.95)	(5.27)	(0.68)	(1.83)
Net asset value, end of period	$25.98	$19.74	$19.49	$20.74	$21.26	$17.75
Total investment return[2]	48.14%	9.33%	5.95%	26.17%	23.75%	(17.58)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.50%[3]	1.60%[4]	1.57%	1.66%	1.56%	1.53%
Expenses after fee waivers and/or expense reimbursements	1.24%[3]	1.24%[4]	1.24%	1.24%	1.24%	1.24%
Net investment income (loss)	(0.85)%[3]	(0.63)%	(0.53)%	(0.83)%	(0.77)%	(0.65)%
Supplemental data:
Net assets, end of period (000's)	$34,305	$22,909	$26,114	$26,498	$27,464	$28,048
Portfolio turnover	39%	79%	54%	67%	50%	109%

Class P

	Six months ended December 31, 2020	Years ended December 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$22.37	$21.84	$22.89	$22.92	$19.05	$25.11
Net investment income (loss)[1]	(0.08)	(0.08)	(0.06)	(0.13)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	10.83	2.04	0.96	5.37	4.66	(4.15)
Net increase (decrease) from operations	10.75	1.96	0.90	5.24	4.55	(4.23)
Distributions from net realized gains	(3.22)	(1.43)	(1.95)	(5.27)	(0.68)	(1.83)
Net asset value, end of period	$29.90	$22.37	$21.84	$22.89	$22.92	$19.05
Total investment return[2]	48.24%	9.62%	6.24%	26.50%	24.09%	(17.39)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.20%[3]	1.29%[4]	1.30%	1.34%	1.22%	1.17%
Expenses after fee waivers and/or expense reimbursements	0.99%[3]	0.99%[4]	0.99%	0.99%	0.99%	0.99%
Net investment income (loss)	(0.60)%[3]	(0.37)%	(0.27)%	(0.58)%	(0.50)%	(0.40)%
Supplemental data:
Net assets, end of period (000's)	$158,131	$92,754	$96,485	$88,845	$75,770	$130,227
Portfolio turnover	39%	79%	54%	67%	50%	109%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS U.S. Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2020	Years ended December 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.68	$36.51	$34.44	$31.21	$25.51	$27.55
Net investment income (loss)[1]	0.08	0.18	0.26	0.16	0.14	0.21
Net realized and unrealized gain (loss)	11.79	0.78[2]	2.13	3.20	5.84	(1.88)
Net increase (decrease) from operations	11.87	0.96	2.39	3.36	5.98	(1.67)
Dividends from net investment income	(0.23)	(0.10)	(0.32)	(0.13)	(0.28)	(0.37)
Distributions from net realized gains	—	(1.69)	—	—	—	—
Total dividends and distributions	(0.23)	(1.79)	(0.32)	(0.13)	(0.28)	(0.37)
Net asset value, end of period	$47.32	$35.68	$36.51	$34.44	$31.21	$25.51
Total investment return[3]	33.24%	2.24%	7.15%	10.79%	23.61%	(6.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.85%[4,5]	1.97%[5]	2.14%	2.07%	2.04%	1.93%
Expenses after fee waivers and/or expense reimbursements	0.95%[4,5]	0.95%[5]	0.95%	0.95%	0.95%	1.13%
Net investment income (loss)	0.39%[4]	0.51%	0.76%	0.48%	0.49%	0.81%
Supplemental data:
Net assets, end of period (000's)	$13,135	$10,020	$12,010	$10,586	$11,857	$9,774
Portfolio turnover	55%	177%	102%	166%	78%	57%

Class P

	Six months ended December 31, 2020	Years ended December 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.86	$36.68	$34.60	$31.34	$25.61	$27.67
Net investment income (loss)[1]	0.13	0.27	0.34	0.25	0.21	0.26
Net realized and unrealized gain (loss)	11.86	0.79[2]	2.14	3.21	5.87	(1.89)
Net increase (decrease) from operations	11.99	1.06	2.48	3.46	6.08	(1.63)
Dividends from net investment income	(0.33)	(0.19)	(0.40)	(0.20)	(0.35)	(0.43)
Distributions from net realized gains	—	(1.69)	—	—	—	—
Total dividends and distributions	(0.33)	(1.88)	(0.40)	(0.20)	(0.35)	(0.43)
Net asset value, end of period	$47.52	$35.86	$36.68	$34.60	$31.34	$25.61
Total investment return[3]	33.44%	2.48%	7.44%	11.08%	23.87%	(5.91)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.61%[4,5]	1.68%[5]	1.85%	1.79%	1.76%	1.64%
Expenses after fee waivers and/or expense reimbursements	0.70%[4,5]	0.70%[5]	0.70%	0.70%	0.70%	0.90%
Net investment income (loss)	0.64%[4]	0.75%	1.00%	0.74%	0.74%	1.00%
Supplemental data:
Net assets, end of period (000's)	$16,998	$15,272	$18,210	$17,182	$16,754	$15,147
Portfolio turnover	55%	177%	102%	166%	78%	57%

1  Calculated using the average share method.

2  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2020	Years ended December 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.84	$10.60	$10.07	$10.23	$10.52	$9.94
Net investment income (loss)[1]	0.07	0.18	0.18	0.16	0.15	0.17
Net realized and unrealized gain (loss)	0.21	0.24	0.53	(0.16)	(0.27)	0.59
Net increase (decrease) from operations	0.28	0.42	0.71	—	(0.12)	0.76
Dividends from net investment income	(0.07)	(0.18)	(0.18)	(0.16)	(0.15)	(0.18)
Distributions from net realized gains	(0.09)	—	—	—	(0.02)	—
Total dividends and distributions	(0.16)	(0.18)	(0.18)	(0.16)	(0.17)	(0.18)
Net asset value, end of period	$10.96	$10.84	$10.60	$10.07	$10.23	$10.52
Total investment return[2]	2.63%	3.98%	7.17%	0.04%	(1.11)%	7.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.99%[3]	1.00%[4]	1.07%[4]	1.03%	1.00%	1.15%
Expenses after fee waivers and/or expense reimbursements	0.65%[3]	0.65%[4]	0.65%[4]	0.65%	0.65%	0.65%
Net investment income (loss)	1.30%[3]	1.66%	1.80%	1.61%	1.42%	1.66%
Supplemental data:
Net assets, end of period (000's)	$11,657	$12,496	$12,796	$9,378	$21,007	$17,671
Portfolio turnover[5]	15%	23%	31%	39%	60%	100%

Class P

	Six months ended December 31, 2020	Years ended December 31,
	(unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.84	$10.60	$10.06	$10.22	$10.52	$9.94
Net investment income (loss)[1]	0.09	0.20	0.21	0.19	0.17	0.19
Net realized and unrealized gain (loss)	0.20	0.24	0.54	(0.16)	(0.28)	0.60
Net increase (decrease) from operations	0.29	0.44	0.75	0.03	(0.11)	0.79
Dividends from net investment income	(0.09)	(0.20)	(0.21)	(0.19)	(0.17)	(0.21)
Distributions from net realized gains	(0.09)	—	—	—	(0.02)	—
Total dividends and distributions	(0.18)	(0.20)	(0.21)	(0.19)	(0.19)	(0.21)
Net asset value, end of period	$10.95	$10.84	$10.60	$10.06	$10.22	$10.52
Total investment return[2]	2.67%	4.24%	7.55%	0.30%	(0.97)%	8.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.74%[3]	0.74%[4]	0.82%[4]	0.79%	0.77%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.40%[3]	0.40%[4]	0.40%[4]	0.40%	0.40%	0.40%
Net investment income (loss)	1.55%[3]	1.91%	2.03%	1.88%	1.68%	1.89%
Supplemental data:
Net assets, end of period (000's)	$108,267	$106,533	$89,222	$107,153	$101,601	$90,146
Portfolio turnover[5]	15%	23%	31%	39%	60%	100%
1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  Effective with the fiscal year ended June 30, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes,which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2020 (unaudited)	Year ended June 30, 2020	Period ended June 30, 2019[1]
Net asset value, beginning of period	$11.17	$10.58	$10.00
Net investment income (loss)[3]	0.07	0.21	0.19
Net realized and unrealized gain (loss)	(0.06)	0.63	0.58
Net increase (decrease) from operations	0.01	0.84	0.77
Dividends from net investment income	(0.08)	(0.21)	(0.19)
Distributions from net realized gains	(0.27)	(0.04)	—
Total dividends and distributions	(0.35)	(0.25)	(0.19)
Net asset value, end of period	$10.83	$11.17	$10.58
Total investment return[4]	0.08%	8.03%	7.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.84%[5]	1.07%[6]	2.19%[5]
Expenses after fee waivers and/or expense reimbursements	0.25%[5]	0.25%[6]	0.25%[5]
Net investment income (loss)	1.27%[5]	1.94%	2.67%[5]
Supplemental data:
Net assets, end of period (000's)	$16,619	$37,414	$25,235
Portfolio turnover	11%	80%	20%

Class P2

Period ended December 31, 2020[2] (unaudited)
Net asset value, beginning of period	$10.00
Net investment income (loss)[3]	0.02
Net realized and unrealized gains	1.11
Net increase from operations	1.13
Dividends from net investment income	(0.03)
Distributions from net realized gains	(0.27)
Total dividends and distributions	(0.30)
Net asset value, end of period	$10.83
Total investment return[4]	0.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.87%[5]
Expenses after fee waivers and/or expense reimbursements	0.15%[5]
Net investment income (loss)	1.20%[5]
Supplemental data:
Net assets, end of period (000's)	$32,355
Portfolio turnover	11%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019

2  For the period October 30, 2020 (commencement of operations) through December 31, 2020.

3  Calculated using the average share method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2020	Years ended December 31,			Period ended
	(unaudited)	2020	2019	2018	June 30, 2017[1]
Net asset value, beginning of period	$15.64	$15.09	$14.40	$14.94	$15.24
Net investment income (loss)[2]	0.15	0.41	0.45	0.47	0.25
Net realized and unrealized gain (loss)	0.33	0.50	0.65	(0.65)	(0.30)
Net increase (decrease) from operations	0.48	0.91	1.10	(0.18)	(0.05)
Dividends from net investment income	(0.13)	(0.36)	(0.41)	(0.36)	(0.25)
Return of capital	—	—	—	—	(0.00)[3]
Total dividends and distributions	(0.13)	(0.36)	(0.41)	(0.36)	(0.25)
Net asset value, end of period	$15.99	$15.64	$15.09	$14.40	$14.94
Total investment return[4]	2.87%	6.14%	7.63%	(1.12)%	(0.31)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.62%[5]	1.59%[6]	1.68%[6]	1.45%	1.74%[5]
Expenses after fee waivers and/or expense reimbursements	0.75%[5]	0.75%[6]	0.75%[6]	0.75%	0.75%[5]
Net investment income (loss)	1.89%[5]	2.66%	3.10%	3.22%	2.28%[5]
Supplemental data:
Net assets, end of period (000's)	$670	$650	$488	$108	$44
Portfolio turnover	95%	209%	234%	236%	700%

Class P

	Six months ended December 31, 2020	Years ended December 31,				Nine months ended
	(unaudited)	2020	2019	2018	2017	June 30, 2016[7]
Net asset value, beginning of period	$15.65	$15.10	$14.41	$14.94	$15.14	$14.98
Net investment income (loss)[2]	0.17	0.45	0.49	0.49	0.37	0.36
Net realized and unrealized gain (loss)	0.33	0.50	0.64	(0.63)	(0.18)	0.13
Net increase (decrease) from operations	0.50	0.95	1.13	(0.14)	0.19	0.49
Dividends from net investment income	(0.15)	(0.40)	(0.44)	(0.39)	(0.39)	(0.33)
Return of capital	—	—	—	—	(0.00)[3]	—
Total dividends and distributions	(0.15)	(0.40)	(0.44)	(0.39)	(0.39)	(0.33)
Net asset value, end of period	$16.00	$15.65	$15.10	$14.41	$14.94	$15.14
Total investment return[4]	3.00%	6.40%	7.95%	(0.88)%	1.32%	3.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.38%[5]	1.38%[6]	1.45%[6]	1.30%	1.29%	1.21%[5]
Expenses after fee waivers and/or expense reimbursements	0.50%[5]	0.50%[6]	0.50%[6]	0.50%	0.50%	1.16%[5]
Net investment income (loss)	2.14%[5]	2.92%	3.35%	3.29%	2.45%	3.22%[5]
Supplemental data:
Net assets, end of period (000's)	$36,765	$37,048	$38,949	$41,245	$49,919	$126,922
Portfolio turnover	95%	209%	234%	236%	700%	251%

1  For the period September 29, 2016 (commencement of operations) through June 30, 2017.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

7  On May 23, 2016 Class P shares of the UBS Total Return Bond Fund acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end management investment company (the "Predecessor Fund"). The UBS Total Return Bond Fund's Class P shares have adopted the historical performance of the Predecessor Fund. In connection with the Reorganization, the fiscal year end for UBS Total Return Bond Fund has changed from September 30th to June 30th. As such, the fiscal period ended June 30, 2016 for UBS Total Return Bond Fund reflects the nine month period from October 1, 2015 through June 30, 2016.

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements (unaudited)

Organization and significant accounting policies

The UBS Funds (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has twelve Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth at Reasonable Price Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Sustainable Equity Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund, and UBS Total Return Bond Fund, (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of UBS Dynamic Alpha Fund, UBS Municipal Bond Fund, and the UBS Sustainable Development Bank Bond Fund which are classified as non-diversified for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Funds currently offer Class A and Class P shares, with the exception of UBS Emerging Markets Equity Opportunity Fund, UBS International Sustainable Equity Fund and UBS Sustainable Development Bank Bond Fund, which currently offers Class P2 shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P and Class P2 shares have no service or distribution plan.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The UBS Funds

Notes to financial statements (unaudited)

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The UBS Funds

Notes to financial statements (unaudited)

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund's performance or NAV.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the issuers of the Funds' investments. The extent of the impact to the financial performance of the Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

The UBS Funds

Notes to financial statements (unaudited)

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on U.S. and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where

The UBS Funds

Notes to financial statements (unaudited)

non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

Investments

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage

The UBS Funds

Notes to financial statements (unaudited)

Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund , normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. gov-

The UBS Funds

Notes to financial statements (unaudited)

ernment securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales: UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

For the period ended December 31, 2020, UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund did not engage in short sale transactions.

Treasury inflation protected securities: The Funds may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Funds pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Fund of investments and are included in the Statement of assets and liabilities in investments, at value. At December 31, 2020, the Funds did not hold any purchased options.

The UBS Funds

Notes to financial statements (unaudited)

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Written options, if any, are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in options and swaptions written, at value.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund , depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the

The UBS Funds

Notes to financial statements (unaudited)

contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as portfolio holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The compo-

The UBS Funds

Notes to financial statements (unaudited)

sition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be

The UBS Funds

Notes to financial statements (unaudited)

greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's portfolio of investments is representative of the volume of derivatives outstanding during the period December 31, 2020.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Fund's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2020 is reflected in the Statement of assets and liabilities.

At December 31, 2020, the Funds had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Futures contracts	$13,646	$—	$—	$189,097	$202,743
Swap agreements	—	—	168,754	—	168,754
Forward foreign currency contracts	—	740,682	—	—	740,682
Total value	$13,646	$740,682	$168,754	$189,097	$1,112,179

The UBS Funds

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Global Allocation Fund
Futures contracts	$117,875	$—	$—	$902,514	$1,020,389
Forward foreign currency contracts	—	1,919,662	—	—	1,919,662
Swap agreements	—	—	450,238	—	450,238
Total value	$117,875	$1,919,662	$450,238	$902,514	$3,390,289
UBS Total Return Bond Fund
Futures contracts	$1,984	$—	$—	$315	$2,299
Forward foreign currency contracts	—	10,490	—	—	10,490
Total value	$1,984	$10,490	$—	$315	$12,789

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Futures contracts	$(12,306)	$—	$—	$(65,891)	$(78,197)
Forward foreign currency contracts	—	(803,839)	—	—	(803,839)
Total value	$(12,306)	$(803,839)	$—	$(65,891)	$(882,036)
UBS Global Allocation Fund
Futures contracts	$—	$—	$—	$(371,209)	$(371,209)
Forward foreign currency contracts	—	(1,594,560)	—	—	(1,594,560)
Total value	$—	$(1,594,560)	$—	$(371,209)	$(1,965,769)
UBS Total Return Bond Fund
Options and swaptions written	$(4,763)	$—	$—	$—	$(4,763)
Futures contracts	(45,766)	—	—	—	(45,766)
Forward foreign currency contracts	—	(20,969)	—	—	(20,969)
Total value	$(50,529)	$(20,969)	$—	$—	$(71,498)

Table footnotes begin on page 155

During the period ended December 31, 2020, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)3

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Futures contracts	$(21,764)	$—	$—	$1,530,296	$1,508,532
Swap agreements	—	—	153,888	—	153,888
Forward foreign currency contracts	—	(282,062)	—	—	(282,062)
Total net realized gains (loss)	$(21,764)	$(282,062)	$153,888	$1,530,296	$1,380,358

The UBS Funds

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Global Allocation Fund
Futures contracts	$(205,112)	$—	$—	$2,728,928	$2,523,816
Swap agreements	—	—	71,216	—	71,216
Forward foreign currency contracts	—	(1,683,866)	—	—	(1,683,866)
Total net realized gains (loss)	$(205,112)	$(1,683,866)	$71,216	$2,728,928	$911,166
UBS Emerging Markets Equity Opportunity Fund
Forward foreign currency contracts	$—	$1,545	$—	$—	$1,545
UBS Engage for Impact Fund
Forward foreign currency contracts	$—	$(139)	$—	$—	$(139)
UBS International Sustainable Equity Fund
Forward foreign currency contracts	$—	$1,170	$—	$—	$1,170
UBS Total Return Bond Fund
Options and swaptions purchased	$(29,344)	$—	$—	$—	$(29,344)
Options and swaptions written	14,760	—	—	—	14,760
Futures contracts	(78,755)	—	—	—	(78,755)
Swap agreements	—	—	(98,646)	—	(98,646)
Forward foreign currency contracts	—	3,558	—	—	3,558
Total net realized gains (loss)	$(93,339)	$3,558	$(98,646)	$—	$(188,427)

During the period ended December 31, 2020, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)4

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Futures contracts	$35,684	$—	$—	$72,305	$107,989
Swap agreements	—	—	(5,453)	—	(5,453)
Forward foreign currency contracts	—	(74,992)	—	—	(74,992)
Net change in appreciation (depreciation)	$35,684	$(74,992)	$(5,453)	$72,305	$27,544
UBS Global Allocation Fund
Futures contracts	$952,860	$—	$—	$82,895	$1,035,755
Swap agreements	—	—	394,603	—	394,603
Forward foreign currency contracts	—	2,241,083	—	—	2,241,083
Net change in appreciation (depreciation)	$952,860	$2,241,083	$394,603	$82,895	$3,671,441
UBS Total Return Bond Fund
Options and swaptions purchased	$15,200	$—	$—	$—	$15,200
Futures contracts	(31,353)	—	—	315	(31,038)
Forward foreign currency contracts	—	(11,893)	—	—	(11,893)
Net change in appreciation (depreciation)	$(16,153)	$(11,893)	$—	$315	$(27,731)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures

The UBS Funds

Notes to financial statements (unaudited)

contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At December 31, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Dynamic Alpha Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$1,112,179	$(882,036)
Derivatives not subject to a MNA or similar agreements	(371,497)	78,197
Total gross amount of assets and liabilities subject to MNA or similar agreements	$740,682	$(803,839)

The following tables present the Fund's derivative assets and liabilities subject to MNA by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$72	$(72)	$—	$—
BOA	104,344	(104,344)	—	—
GSI	222,325	(21,015)	—	201,310
HSBC	2,910	(771)	—	2,139
MSCI	17,199	(11,726)	—	5,473
SSC	393,832	(393,832)	—	—
Total	$740,682	$(531,760)	$—	$208,922

Table footnotes begin on page 158.

The UBS Funds

Notes to financial statements (unaudited)

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(31,405)	$72	$—	$(31,333)
BOA	(248,090)	104,344	—	(143,746)
GSI	(21,015)	21,015	—	—
HSBC	(771)	771	—	—
MSCI	(11,726)	11,726	—	—
SSC	(490,832)	393,832	—	(97,000)
Total	$(803,839)	$531,760	$—	$(272,079)

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$3,390,289	$(1,965,769)
Derivatives not subject to a MNA or similar agreements	(1,470,627)	371,209
Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,919,662	$(1,594,560)

The following tables present the Fund's derivative assets and liabilities subject to MNA by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$4,741	$(4,741)	$—	$—
BOA	469,087	(428,165)	—	40,922
GSI	634,882	(30,235)	—	604,647
JPMCB	365,506	(339,780)	—	25,726
MSCI	43,969	(43,969)	—	—
SSC	401,477	(74,085)	—	327,392
Total	$1,919,662	$(920,975)	$—	$998,687
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(215,750)	$4,741	$—	$(211,009)
BOA	(428,165)	428,165	—	—
GSI	(30,235)	30,235	—	—
JPMCB	(339,780)	339,780	—	—
MSCI	(506,545)	43,969	—	(462,576)
SSC	(74,085)	74,085	—	—
Total	$(1,594,560)	$920,975	$—	$(673,585)

Table footnotes begin on page 158.

The UBS Funds

Notes to financial statements (unaudited)

UBS Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$12,789	$(71,498)
Derivatives not subject to a MNA or similar agreements	(2,299)	45,766
Total gross amount of assets and liabilities subject to MNA or similar agreements	$10,490	$(25,732)

The following tables present the Fund's derivative assets and liabilities subject to MNA by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$10,490	$(3,347)	$—	$7,143
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(3,347)	$3,347	$—	$—
BOA	(1,170)	—	—	(1,170)
GS	(641)	—	—	(641)
JPMCB	(3,339)	—	—	(3,339)
MSCI	(17,235)	—	—	(17,235)
Total	$(25,732)	$3,347	$—	$(22,385)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%

The UBS Funds

Notes to financial statements (unaudited)

Fund	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $750 mm	$750 mm to $1.0 billion	$1.0 billion and over
UBS Emerging Markets Equity Opportunity Fund	0.900%	0.875%	0.850%	0.825%	0.750%
UBS Sustainable Development Bank Bond Fund	0.150	0.145	0.140	0.135	0.130
Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Sustainable Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825
UBS U.S. Sustainable Equity Fund	0.700	0.650	0.600	0.575	0.550

Fund	All assets
UBS Engage For Impact Fund	0.750%
UBS US Dividend Ruler Fund	0.500
UBS US Quality Growth at Reasonable Price Fund	0.500
UBS Municipal Bond Fund	0.400
UBS Total Return Bond Fund	0.500

For UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth at Reasonable Price Fund, UBS U.S. Sustainable Equity Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund, and UBS Total Return Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Funds' operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. The contractual fee waiver and/or expense reimbursement agreement for each Fund, except UBS International Sustainable Equity Fund, will remain in place through the period ending October 28, 2021. The fee waiver and/or expense reimbursement for UBS International Sustainable Equity Fund is irrevocable. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2020 were as follows:

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed	Recoupments
UBS Dynamic Alpha Fund	1.35%	1.10%	—	$5,560	$151,258	$(164,586)	$—
UBS Global Allocation Fund	1.20	0.95	—	95,675	954,815	(251,944)	—
UBS Emerging Markets Equity Opportunity Fund	—	1.15	0.40%	137,647	2,726,253	(2,167,659)	—
UBS Engage For Impact Fund	—	0.85	—	(303)	118,939	(138,510)	—
UBS International Sustainable Equity Fund	1.25	1.00	0.25	84,050	1,019,412	(204,091)	—
UBS US Dividend Ruler Fund	—	0.50	—	(46,338)	45,010	(277,570)	—
UBS US Quality Growth at Reasonable Price Fund	—	0.50	—	(35,697)	84,240	(283,517)	—
UBS U.S. Small Cap Growth Fund	1.24	0.99	—	105,965	614,487	(159,043)	—

The UBS Funds

Notes to financial statements (unaudited)

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed	Recoupments
UBS U.S. Sustainable Equity Fund	0.95%	0.70%	—	$(8,015)	$98,816	$(127,700)	$—
UBS Municipal Bond Fund	0.65	0.40	—	5,930	240,425	(202,165)	—
UBS Sustainable Development Bank Bond Fund	—	0.25	0.15%	(18,503)	31,783	(127,936)	—
UBS Total Return Bond Fund	0.75	0.50	—	(12,533)	95,117	(168,287)	—

For UBS Emerging Markets Opportunity Fund Class P2, UBS Engage For Impact Fund Class P, UBS International Sustainable Equity Fund Class P and Class P2, and UBS Sustainable Development Bank Bond Fund Class P and P2 the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive its all or portion of management fees. For the period ended December 31, 2020, the advisory fees waived was $2,123,162, $30,722, $187,811 and $6,651. In addition these waivers are included within the fees waived/expenses reimbursed amount disclosed in the table above.

Each Fund, except for UBS International Sustainable Equity Fund and UBS Emerging Markets Equity Opportunity Fund Class P2, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2020 are subject to repayment through June 30, 2023.

UBS Emerging Markets Equity Opportunity Fund Class P2 will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total expense ratio to exceed the contractual limit as then may be in effect for the class. The expenses reimbursed for the period ended December 31, 2020 are subject to repayment through June 30, 2023.

At December 31, 2020, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2021	Expires June 30, 2022	Expires June 30, 2023	Expires June 30, 2024
UBS Dynamic Alpha Fund—Class A	$610,482	$131,826	$216,606	$163,867	$98,183
UBS Dynamic Alpha Fund—Class P	553,280	217,649	159,704	109,524	66,403
UBS Global Allocation Fund—Class A	1,356,873	350,483	397,509	409,362	199,519
UBS Global Allocation Fund—Class P	394,784	129,591	109,737	103,031	52,425
UBS Emerging Markets Equity Opportunity Fund—Class P	176,551	—	2,946[1]	129,108	44,497
UBS Emerging Markets Equity Opportunity Fund—Class P2	178,611	68,961	109,650	—	—
UBS Engage For Impact Fund—Class P	640,812	—	237,224[2]	295,800	107,788
UBS US Dividend Ruler Fund—Class P	277,570	—	—	—	277,570
UBS US Quality Growth at Reasonable Price Fund—Class P	283,517	—	—	—	283,517
UBS U.S. Small Cap Growth Fund—Class A	311,619	111,537	83,376	80,713	35,993
UBS U.S. Small Cap Growth Fund—Class P	949,764	270,691	287,096	268,927	123,050
UBS U.S. Sustainable Equity Fund—Class A	427,357	125,718	133,325	115,651	52,663
UBS U.S. Sustainable Equity Fund—Class P	634,235	189,607	198,818	170,773	75,037
UBS Municipal Bond Fund—Class A	166,303	50,025	50,814	44,702	20,762
UBS Municipal Bond Fund—Class P	1,316,723	420,099	394,044	321,177	181,403

The UBS Funds

Notes to financial statements (unaudited)

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2021	Expires June 30, 2022	Expires June 30, 2023	Expires June 30, 2024
UBS Sustainable Development Bank Bond Fund—Class P	$646,260	$—	$241,710[2]	$296,902	$107,648
UBS Sustainable Development Bank Bond Fund—Class P2	13,637	—	—	—	13,637
UBS Total Return Bond Fund—Class A	11,483	278	3,032	5,271	2,902
UBS Total Return Bond Fund—Class P	1,237,022	367,169	370,965	333,503	165,385

1  For the period from February 1, 2019 (commencement of operations) through June 30, 2019.

2  For the period from October 24, 2018 (commencement of operations) through June 30, 2019.

For UBS Emerging Markets Equity Opportunity Fund Class P2, the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive its retained administration fees. For the period ended December 31, 2020, the administration fees waived were $158,909.

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2020, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$2,259	$13,346
UBS Global Allocation Fund	15,895	89,514
UBS Emerging Markets Equity Opportunity Fund	15,085	232,268
UBS Engage For Impact Fund	2,475	11,894
UBS International Sustainable Equity Fund	11,554	95,569
UBS US Dividend Ruler Fund	2,334	6,751
UBS US Quality Growth at Reasonable Price Fund	4,211	12,636
UBS U.S. Small Cap Growth Fund	11,763	54,220
UBS U.S. Sustainable Equity Fund	1,967	10,587
UBS Municipal Bond Fund	7,671	45,080
UBS Sustainable Development Bank Bond Fund	2,978	15,892
UBS Total Return Bond Fund	2,386	14,268

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2020 have been included near the end of each Fund's portfolio of investments.

During the period ended December 31, 2020, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Fund	UBS Group AG
UBS Global Allocation Fund	$609
UBS Emerging Markets Equity Opportunity Fund	378
UBS Engage For Impact Fund	17
UBS International Sustainable Equity Fund	1,119

The UBS Funds

Notes to financial statements (unaudited)

During the period ended, December 31, 2020, some of the Funds engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

Service and distribution plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans ("the Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A
UBS Dynamic Alpha Fund	0.25%
UBS Global Allocation Fund	0.25
UBS Engage For Impact Fund	0.25
UBS International Sustainable Equity Fund	0.25
UBS U.S. Small Cap Growth Fund	0.25
UBS U.S. Sustainable Equity Fund	0.25
UBS Municipal Bond Fund	0.25
UBS Sustainable Development Bank Bond Fund	0.10
UBS Total Return Bond Fund	0.25

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. At December 31, 2020, certain Funds owed UBS AM (US) service and distribution fees, and for the period ended December 31, 2020, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned by distributor
UBS Dynamic Alpha Fund—Class A	$4,512	$—
UBS Global Allocation Fund—Class A	40,391	129
UBS International Sustainable Equity Fund—Class A	—	54
UBS U.S. Small Cap Growth Fund—Class A	6,846	3,789
UBS U.S. Sustainable Equity Fund—Class A	5,661	1,106
UBS Municipal Bond Fund—Class A	2,391	—
UBS Total Return Bond Fund—Class A	130	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

The UBS Funds

Notes to financial statements (unaudited)

For the period ended December 31, 2020, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated service fees as follows:

Fund	Delegated services fees earned
UBS Dynamic Alpha Fund	$8,740
UBS Global Allocation Fund	29,969
UBS Emerging Markets Equity Opportunity Fund	13,702
UBS Engage For Impact Fund	3,427
UBS International Sustainable Equity Fund	8,065
UBS US Dividend Ruler Fund	3,180
UBS US Quality Growth At Reasonable Price Fund	6,281
UBS U.S. Small Cap Growth Fund	2,192
UBS U.S. Sustainable Equity Fund	1,478
UBS Municipal Bond Fund	6,089
UBS Sustainable Development Bank Bond Fund	2,822
UBS Total Return Bond Fund	529

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At December 31, 2020, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Fund	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
UBS Dynamic Alpha Fund	$455,882	$465,063	$—	$465,063
UBS Global Allocation Fund	16,188,890	1,083,796	15,511,841	16,595,637	U.S. Treasury Notes and U.S. Treasury Bills
UBS Emerging Markets Equity Opportunity Fund	11,791,692	11,949,687	62,848	12,012,535	U.S. Treasury Notes and U.S. Treasury Bills
UBS Engage For Impact Fund	1,886,702	657,285	1,286,886	1,944,171	U.S. Treasury Notes and U.S. Treasury Bills
UBS International Sustainable Equity Fund	5,034,580	—	5,312,554	5,312,554	U.S. Treasury Notes and U.S. Treasury Bills
UBS U.S. Small Cap Growth Fund	15,646,688	6,156,751	10,056,394	16,213,145	U.S. Treasury Notes and U.S. Treasury Bills
UBS U.S. Sustainable Equity Fund	41,938	—	42,240	42,240	U.S. Treasury Notes and U.S. Treasury Bills
UBS Sustainable Development Bank Bond Fund	2,506,913	2,557,539	—	2,557,539
UBS Total Return Bond Fund	729,476	685,475	59,355	744,830	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

The UBS Funds

Notes to financial statements (unaudited)

The table below represents the disaggregation at December 31, 2020 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized
Fund	Equity securities	Corporate bonds	liabilities for securities lending transactions
UBS Dynamic Alpha Fund	$—	$465,063	$465,063
UBS Global Allocation Fund	1,083,796		1,083,796
UBS Emerging Markets Equity Opportunity Fund	11,949,687	—	11,949,687
UBS Engage For Impact Fund	657,285	—	657,285
UBS U.S. Small Cap Growth Fund	6,156,751	—	6,156,751
UBS Sustainable Development Bank Bond Fund	—	2,557,539	2,557,539
UBS Total Return Bond Fund	—	685,475	685,475

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The Funds covered by the Committed Credit Facility have agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended December 31, 2020, the following Funds had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS U.S. Sustainable Equity Fund	$928,896	3	$30	1.144%

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2020, there were no recaptured commissions on the Funds.

The UBS Funds

Notes to financial statements (unaudited)

Purchases and sales of securities

For the period December 31, 2020, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
UBS Dynamic Alpha Fund	$3,703,693	$2,337,004
UBS Global Allocation Fund	54,634,378	69,533,985
UBS Emerging Markets Equity Opportunity Fund	212,435,670	75,241,993
UBS Engage For Impact Fund	15,053,474	8,748,770
UBS International Sustainable Equity Fund	110,371,584	61,694,537
UBS US Dividend Ruler Fund	40,096,763	3,981,419
UBS US Quality Growth At Reasonable Price Fund	71,793,668	3,424,327
UBS U.S. Small Cap Growth Fund	69,713,824	54,034,575
UBS U.S. Sustainable Equity Fund	14,810,747	18,791,543
UBS Municipal Bond Fund	16,580,417	22,972,963
UBS Sustainable Development Bank Bond Fund	16,196,754	4,434,164
UBS Total Return Bond Fund	36,439,438	34,890,614

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund
For the six months ended December 31, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,418	$15,058	55,368	$353,109
Shares repurchased	(317,713)	(1,995,886)	(353,244)	(2,271,027)
Dividends reinvested	—	—	—	—
Net increase (decrease)	(315,295)	$(1,980,828)	(297,876)	$(1,917,918)

For the year ended June 30, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	14,558	$88,921	159,175	$999,053
Shares repurchased	(1,340,311)	(8,252,007)	(925,017)	(5,838,808)
Dividends reinvested	163,909	1,026,069	125,536	803,427
Net increase (decrease)	(1,161,844)	$(7,137,017)	(640,306)	$(4,036,328)

UBS Global Allocation Fund
For the six months ended December 31, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,258	$68,475	112,215	$1,508,389
Shares repurchased	(995,459)	(12,767,066)	(328,321)	(4,311,675)
Dividends reinvested	202,723	2,805,681	65,787	933,523
Net increase (decrease)	(787,478)	$(9,892,910)	(150,319)	$(1,869,763)

The UBS Funds

Notes to financial statements (unaudited)

For the year ended June 30, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	81,989	$952,814	506,975	$6,539,760
Shares repurchased	(3,008,442)	(36,131,245)	(1,073,824)	(13,097,446)
Dividends reinvested	991,416	12,293,553	305,596	3,881,075
Net increase (decrease)	(1,935,037)	$(22,884,878)	(261,253)	$(2,676,611)

UBS Emerging Markets Equity Opportunity Fund
For the six months ended December 31, 2020:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	5,435,500	$59,409,088	11,770,234	$124,614,325
Shares repurchased	(919,643)	(10,011,896)	(3,240,891)	(34,252,210)
Dividends reinvested	127,176	1,540,098	545,332	6,642,141
Net increase (decrease)	4,643,033	$50,937,290	9,074,675	$97,004,256

For the year ended June 30, 2020:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	13,167,373	$117,978,657	26,872,447	$226,512,613
Shares repurchased	(6,596,098)	(54,624,088)	(6,939,570)	(59,451,868)
Dividends reinvested	181,865	1,793,187	410,790	4,066,820
Net increase (decrease)	6,753,140	$65,147,756	20,343,667	$171,127,565

UBS Engage For Impact Fund
For the six months ended December 31, 2020:

	Class P
	Shares	Amount
Shares sold	786,162	$9,096,905
Shares repurchased	(265,314)	(2,954,135)
Dividends reinvested	20,418	265,026
Net increase (decrease)	541,266	$6,407,796

For the year ended June 30, 2020:

	Class P
	Shares	Amount
Shares sold	1,525,300	$15,119,169
Shares repurchased	(455,577)	(4,654,704)
Dividends reinvested	46,551	521,370
Net increase (decrease)	1,116,274	$10,985,835

The UBS Funds

Notes to financial statements (unaudited)

UBS International Sustainable Equity Fund
For the six months ended December 31, 2020:

	Class A		Class P		Class P2*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	95,977	$989,970	6,789,041	$73,280,703	2,682,889	$31,195,785
Shares repurchased	(111,994)	(1,148,971)	(4,352,312)	(48,948,797)	(13,593)	(159,361)
Dividends reinvested	7,173	84,210	267,600	3,149,650	33,491	394,187
Net increase (decrease)	(8,844)	$(74,791)	2,704,329	$27,481,556	2,702,787	$31,430,611

For the year ended June 30, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	95,585	$916,778	13,137,692	$124,644,094
Shares repurchased	(308,578)	(2,714,895)	(6,947,101)	(66,031,812)
Dividends reinvested	10,737	112,848	244,975	2,579,591
Net increase (decrease)	(202,256)	$(1,685,269)	6,435,566	$61,191,873

*  For the period from October 30, 2020 (commencement of operations) through December 31, 2020.

UBS US Dividend Ruler Fund**
For the period ended December 31, 2020:

	Class P
	Shares	Amount
Shares sold	3,880,466	$41,401,311
Shares repurchased	(382,366)	(4,134,781)
Dividends reinvested	27,009	304,926
Net increase (decrease)	3,525,109	$37,571,456

**  For the period from July 9, 2020 (commencement of operations) through December 31, 2020.

UBS US Quality Growth At Reasonable Price Fund**
For the period ended December 31, 2020:

	Class P
	Shares	Amount
Shares sold	6,860,560	$74,123,094
Shares repurchased	(421,088)	(4,678,938)
Dividends reinvested	20,693	233,830
Net increase (decrease)	6,460,165	$69,677,986

**  For the period from July 9, 2020 (commencement of operations) through December 31, 2020.

The UBS Funds

Notes to financial statements (unaudited)

UBS U.S. Small Cap Growth Fund
For the six months ended December 31, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	145,714	$3,645,686	1,124,253	$31,056,534
Shares repurchased	(115,279)	(2,767,313)	(493,065)	(12,824,846)
Dividends reinvested	129,889	3,329,059	510,279	15,053,231
Net increase (decrease)	160,324	$4,207,432	1,141,467	$33,284,919

For the year ended June 30, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	151,607	$2,744,880	936,317	$19,004,079
Shares repurchased	(415,731)	(7,446,303)	(1,515,406)	(29,890,534)
Dividends reinvested	84,387	1,541,748	307,310	6,352,105
Net increase (decrease)	(179,737)	$(3,159,675)	(271,779)	$(4,534,350)

UBS U.S. Sustainable Equity Fund
For the six months ended December 31, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	679	$28,233	33,324	$1,497,188
Shares repurchased	(5,152)	(218,541)	(104,001)	(4,454,874)
Dividends reinvested	1,246	57,949	2,534	118,364
Net increase (decrease)	(3,227)	$(132,359)	(68,143)	$(2,839,322)

For the year ended June 30, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	15,167	$549,525	63,314	$2,386,113
Shares repurchased	(77,263)	(2,124,521)	(156,987)	(5,454,080)
Dividends reinvested	14,016	544,385	23,075	899,481
Net increase (decrease)	(48,080)	$(1,030,611)	(70,598)	$(2,168,486)

UBS Municipal Bond Fund
For the six months ended December 31, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,931,616	$21,134,144
Shares repurchased	(102,650)	(1,119,258)	(2,007,452)	(21,979,029)
Dividends reinvested	13,866	151,857	130,265	1,425,439
Net increase (decrease)	(88,784)	$(967,401)	54,429	$580,554

The UBS Funds

Notes to financial statements (unaudited)

For the year ended June 30, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	93,589	$1,003,271	3,484,559	$37,321,400
Shares repurchased	(164,173)	(1,760,867)	(2,199,640)	(23,502,061)
Dividends reinvested	16,166	172,512	126,210	1,346,144
Net increase (decrease)	(54,418)	$(585,084)	1,411,129	$15,165,483

UBS Sustainable Development Bank Bond Fund
For the six months ended December 31, 2020:

	Class P		Class P2*
	Shares	Amount	Shares	Amount
Shares sold	1,057,779	$11,793,760	2,935,200	$32,494,889
Shares repurchased	(2,891,433)	(32,029,620)	(20,879)	(230,571)
Dividends reinvested	18,332	202,875	74,095	801,712
Net increase (decrease)	(1,815,322)	$(20,032,985)	2,988,416	$33,066,030

For the year ended June 30, 2020:

	Class P
	Shares	Amount
Shares sold	3,366,710	$36,308,770
Shares repurchased	(2,460,300)	(26,819,184)
Dividends reinvested	57,868	621,222
Net increase (decrease)	964,278	$10,110,808

*  For the period from October 30, 2020 (commencement of operations) through December 31, 2020.

UBS Total Return Bond Fund
For the six months ended December 31, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	126	$2,000	12,664	$201,803
Shares repurchased	—	—	(98,661)	(1,568,135)
Dividends reinvested	254	4,028	16,649	264,457
Net increase (decrease)	380	$6,028	(69,348)	$(1,101,875)

For the year ended June 30, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	10,522	$159,769	18,212	$283,305
Shares repurchased	(2,026)	(31,558)	(280,696)	(4,297,361)
Dividends reinvested	693	10,611	50,157	767,787
Net increase (decrease)	9,189	$138,822	(212,327)	$(3,246,269)

The UBS Funds

Notes to financial statements (unaudited)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2020 was as follows:

Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from long term realized capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$—	$2,063,702	$—	$2,063,702
UBS Global Allocation Fund	—	7,143,270	10,424,363	17,567,633
UBS Emerging Markets Equity Opportunity Fund	—	8,643,917	—	8,643,917
UBS Engage For Impact Fund	—	567,242	—	567,242
UBS International Sustainable Equity Fund	—	2,946,538	—	2,946,538
UBS U.S. Small Cap Growth Fund	—	364,427	7,891,689	8,256,116
UBS U.S. Sustainable Equity Fund	—	1,319,824	207,718	1,527,542
UBS Municipal Bond Fund	2,008,906	2,076	—	2,010,982
UBS Sustainable Development Bank Bond Fund	—	824,383	—	824,383
UBS Total Return Bond Fund	—	1,002,242	—	1,002,242

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis current fiscal year will be determined after the Trust's fiscal year ending June 30, 2021.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at December 31, 2020 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Dynamic Alpha Fund	$48,991,627	$2,726,523	$(9,003,391)	$(6,276,868)
UBS Global Allocation Fund	283,109,318	43,888,766	(2,823,886)	41,064,880
UBS Emerging Markets Equity Opportunity Fund	606,029,788	197,031,029	(1,432,811)	195,598,218
UBS Engage For Impact Fund	33,728,842	8,369,282	(234,993)	8,134,289
UBS International Sustainable Equity Fund	264,836,786	56,236,197	(2,293,661)	53,942,536
UBS US Dividend Ruler Fund	38,066,690	2,827,743	(180,574)	2,647,169
UBS US Quality Growth At Reasonable Price Fund	70,385,055	4,302,231	(393,924)	3,908,307
UBS U.S. Small Cap Growth Fund	140,176,638	61,740,615	(1,868,330)	59,872,285
UBS U.S. Sustainable Equity Fund	23,819,050	5,703,809	(279,891)	5,423,918
UBS Municipal Bond Fund	112,701,363	6,420,794	(17,093)	6,403,701
UBS Sustainable Development Bank Bond Fund	49,560,884	1,770,376	(75,061)	1,695,315
UBS Total Return Bond Fund	42,464,174	1,970,832	(247,134)	1,723,698

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of

The UBS Funds

Notes to financial statements (unaudited)

future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

At June 30, 2020, the following Funds had net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Dynamic Alpha Fund	$18,442,082	$13,203,287	$31,645,369
UBS Emerging Markets Equity Opportunity Fund	12,454,148	—	12,454,148
UBS International Sustainable Equity Fund	6,111,171	2,484,333	8,595,504
UBS U.S. Sustainable Equity Fund	—	70,560	70,560
UBS Total Return Bond Fund	1,559,190	559,699	2,118,889

During the fiscal year ended June 30, 2020, the following Funds had capital loss carryforwards utilized:

Fund	Capital loss carryforwards utilized
UBS Total Return Bond Fund	$1,449,981
UBS Municipal Bond Fund	972,033

Qualified late year losses are deemed to arise on the first business day of a Fund's next table year. For the fiscal year ended June 30, 2020, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October capital loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS Dynamic Alpha Fund	$(825,980)	$—	$—

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of December 31, 2020, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2020, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended December 31, 2020 or since inception in the case of UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Sustainable Development Bank Bond Fund, UBS US Dividend Ruler Fund and UBS US Quality Growth at Reasonable Price Fund remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent event

On or about March 1, 2021, UBS U.S. Sustainable Equity Fund is expected to be liquidated; it was closed to new investments on January 6, 2021. Subsequent to the semi-annual report period, an additional series of the Trust that had been inactive commenced operations. The UBS All China Equity Fund commenced operations on February 23, 2021.

The UBS Funds

General information (unaudited)

Quarterly portfolio schedule

The Funds filed its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of such portfolio holdings schedules for the first and third quarters of each fiscal year from the funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Board approval of investment advisory agreements

At a meeting (the "Meeting") of the Board of Trustees (the "Board") of The UBS Funds (the "Trust") held on June 4-5, 2020, the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the "Advisor") and its affiliates, considered the initial approval of the investment advisory agreements (each, an "Advisory Agreement" and together, the "Advisory Agreements") between the Trust and the Advisor for each of UBS US Dividend Ruler Fund and UBS US Quality Growth At Reasonable Price Fund (the "Funds").

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the approval of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services to be provided by the Advisor to the Funds; (ii) the Funds' expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds; and (iii) whether economies of scale will be realized by the Advisor with respect to the Funds, as they grow larger, and the extent to which the economies of scale are reflected in the level of the proposed management fees to be charged. As part of the Board's review of these factors, the Board received and considered information on the potential impact of COVID-19 on the Funds and the Funds' operations.

Nature, extent, and quality of services.

In considering the nature, extent, and quality of the services to be provided by the Advisor to the Funds, the Board reviewed the materials presented by the Advisor describing the various services to be provided to the Funds. The Board noted that in addition to investment management services, the Advisor would provide the Funds with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals that will be providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization, employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for other series of the Trust and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's proposed portfolio management process for each Fund.

The Board also noted and discussed the services that the Advisor and its affiliates would provide to the Funds under other agreements with the Trust including administration services to be provided by the Advisor, underwriting services to be provided by UBS Asset Management (US) Inc., and sub-transfer agency services to be provided by UBS Financial Services Inc. In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others, to the existing series of the Trust. The Board also discussed the compliance program for the Advisor. In addition, the Board noted management's continuing endeavors and expenditures to address areas of heightened concern in the mutual fund industry, such as liquidity risk management. After analyzing the services to be provided by the Advisor to the Funds, both quantitatively and qualitatively, including the likely impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services expected to be provided to the Funds were consistent with the operational requirements of the Funds, and would meet the needs of the Funds' shareholders.

Performance.

The Board also noted that, as the Funds had not yet commenced investment operations, there was no investment performance for either the Funds or the Advisor in managing the Funds for the Board to evaluate. The Board reviewed the performance of model portfolios on which the Funds' strategies are based, as well as the performance calculation methodology of the model portfolios.

The UBS Funds

Board approval of investment advisory agreements (concluded)

Fund fees and expenses.

When considering the fees and expenses to be borne by each Fund, and the reasonableness of the management fees to be paid to the Advisor in light of the services to be provided to each Fund, the Board compared the fees to be charged by the Advisor to each Fund to the fees charged to the funds in its peer group. In examining these materials, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the contractual management fee rate and estimated total expenses for each Fund were comparable to similar funds. The Board also considered that the Advisor had agreed to an expense limit arrangement through October 28, 2021. The Board determined that the fees to be charged by the Advisor to the Funds were within a reasonable range. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability.

The Board noted that the Advisor could not report any financial results from its relationship with the Funds because the Funds had not yet commenced investment operations, and thus, the Board could not evaluate the profitability of the Funds. The Board considered the expected "fall-out" or ancillary benefits to the Advisor and its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds. The Board then concluded that the level of profits to be realized by the Advisor and its affiliates with respect to the Funds, if any, were expected to be reasonable in relation to the nature and quality of the services that were to be provided.

Economies of scale.

The Board also discussed whether economies of scale will be realized by the Advisor with respect to the Funds, as they grow larger, and the extent to which this is reflected in the level of advisory fees to be charged. The Board noted that, because the Funds had not yet commenced investment operations, economies of scale were not likely to be realized in the near future.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the approval of the Advisory Agreement for each Fund was in the best interests of the respective Fund and its shareholders.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S1627

(b)  Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith Weller, Secretary of The UBS Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant's independent public accountant - not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The UBS Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 11, 2021

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	March 11, 2021